UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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BLUE APRON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreements

On April 29, 2022 (the “Effective Date”), Blue Apron Holdings, Inc. (the “Company”) entered into a purchase agreement (the “RJB Purchase Agreement”) with RJB Partners LLC (“RJB”), an affiliate of Joseph N. Sanberg, an existing holder of the Company’s Class A common stock, which provided for, among other things, the following private placement (the “RJB Private Placement”):

•	concurrently with the execution of the RJB Purchase Agreement on the Effective Date (the “First RJB Closing”), Long Live Bruce, LLC (“LLB”) (which was assigned RJB’s rights to purchase the First RJB Closing Private Placement Shares (as defined herein)) purchased, for an aggregate purchase price of $20.0 million (or $12.00 per share), 1,666,666 shares of Class A common stock (the “First RJB Closing Private Placement Shares”); and

•	on May 30, 2022, or such other date as may be agreed to by the Company and RJB (the “Second RJB Closing”), RJB will purchase, on the same terms as the First RJB Closing, 1,666,667 shares of Class A common stock (the “Second RJB Closing Private Placement Shares” and together with the First RJB Closing Private Placement Shares, the “RJB Private Placement Shares).

The RJB Purchase Agreement contains customary representations by the Company, on the one hand, and RJB, on the other hand. It also contains certain covenants, including covenants requiring the Company, on or prior to May 5, 2022 (extended from May 3, 2022 by mutual agreement of the Company and RJB), to deliver to RJB evidence of, (i) the repayment and discharge all outstanding amounts under the Company’s Financing Agreement, dated as of October 16, 2020, by and among the Company, Blue Apron, LLC, a wholly-owned subsidiary of the Company, certain other subsidiaries of the Company party thereto as subsidiary guarantors, the lenders party thereto from time to time and Blue Torch Finance LLC, as administrative agent and collateral agent for the lenders, as amended, and (ii) the Company’s entry into the Note Purchase and Guarantee Agreement (the “NPA”) (as defined herein). As described below, under “Financing Agreement,” these conditions were met on May 5, 2022.

The First RJB Closing closed concurrently with the execution of the RJB Purchase Agreement on the Effective Date. Pursuant to the terms of the RJB Purchase Agreement, the Second RJB Closing is expected to close on May 30, 2022, or such other date as may be agreed to by the Company and RJB. Completion of the Second RJB Closing is subject to customary closing conditions. The RJB Purchase Agreement contains customary termination rights for each of the Company and RJB, including that it may be terminated, subject to the terms and conditions of the RJB Purchase Agreement, (i) by mutual written consent of such parties at any time prior to the Second RJB Closing or (ii) by either party upon the other party’s uncured material breach of any representation, warranty, covenant or agreement under the RJB Purchase Agreement after receipt of 30 days’ notice of such breach by the other party.

In accordance with the terms of the RJB Purchase Agreement, RJB has also agreed to a customary standstill until September 15, 2024, as well as provisions requiring RJB to vote all Company securities it beneficially owns, including the RJB Private Placement Shares, and to cause Company securities beneficially owned by Mr. Sanberg and certain of its or his respective affiliates under common control (including the RJB Private Placement Shares) to be voted, in each case in excess of 19.9% of the total voting power of the outstanding capital stock of the Company in the aggregate, in proportion to and in accordance with the vote of all stockholders of the Company.

On the Effective Date, in a separate private placement (the “Findley Private Placement” and together with the RJB Private Placement, the “Private Placements”) which closed concurrently with the First RJB Closing, the Company entered into a purchase agreement (the “Findley Purchase Agreement” and together with the RJB Purchase Agreement, the “Purchase Agreements”) with Linda Findley, a director and President and Chief Executive Officer of the Company, under which Ms. Findley purchased, for an aggregate purchase price of $500,000 (or $12.00 per share), 41,666 shares of Class A common stock (the “Findley Private Placement Shares” and together with the RJB Private Placement Shares, the “Private Placement Shares”).

The Findley Purchase Agreement contains customary representations from the Company, on the one hand, and Ms. Findley, on the other hand.

The foregoing descriptions of the Purchase Agreements are qualified in their entirety by reference to the full text of the documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Registration Rights Agreements

Concurrently with the execution of the RJB Purchase Agreement, the Company and RJB entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), with respect to the shares purchased in the RJB Private Placement and those securities purchased by RJB in a private placement which closed on February 14, 2022, as previously disclosed on the Company’s Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2022 (the “Prior Private Placement”). Pursuant to the Amended and Restated Registration Rights Agreement, the Company agreed, among other things, to file a registration statement (the “Shelf Registration Statement”) with the SEC (i) within thirty (30) days of the date requested by RJB, and (ii) on such other date as mutually agreed upon by the Company and RJB, covering the resale of the shares of Class A common stock purchased by RJB and its Permitted Transferees (as defined in the Amended and Restated Registration Rights Agreement) in the RJB Private Placement and the shares of Class A common stock and shares of Class A common stock underlying the warrants issued to RJB in the Prior Private Placement (collectively, the “RJB Registrable Securities”). Further, at any time the Shelf Registration Statement is not effective, subject to the terms and conditions of the Amended and Restated Registration Rights Agreement, the Company is required upon a demand by RJB, to file and cause to be declared effective a shelf registration statement registering the resale of the RJB Registrable Securities; provided that RJB and its affiliates are entitled under the Amended and Restated Registration Rights Agreement to a total of (i) five demands in the aggregate or (ii) two demands in any 12-month period. In addition, the Amended and Restated Registration Rights Agreement provides certain piggyback registration rights to RJB; however, so long as a Shelf Registration Statement is effective, then, subject to the terms and conditions of the Amended and Restated Registration Rights Agreement, the Company shall have no obligation to allow RJB to exercise its piggyback registration rights and include RJB Registrable Securities in another registration statement being filed by the Company.

Concurrently with the execution of the Findley Purchase Agreement, the Company and Ms. Findley entered into a registration rights agreement (the “Findley Registration Rights Agreement” and together with the Amended and Restated Registration Rights Agreement, the “Registration Rights Agreements”) with respect to the shares purchased in the Findley Private Placement, pursuant to which the Company agreed, among other things, to file a registration statement (the “Findley Shelf Registration Statement”) with the SEC (i) within thirty (30) days of the date requested by Ms. Findley and (ii) on such other date as mutually agreed upon by the Company and Ms. Findley, covering the resale of the shares of Class A common stock purchased by Ms. Findley in the Findley Private Placement (the “Findley Registrable Securities”). Further, at any time that the Findley Shelf Registration Statement is not effective, subject to the terms and conditions of the Findley Registration Rights Agreement, the Company is required upon a demand by Ms. Findley to file and cause to be declared effective a shelf registration statement registration the resale of the Findley Registrable Securities. In addition, the Findley Registration Rights Agreement provides certain piggyback registration rights to Ms. Findley; however, so long as a Findley Shelf Registration Statement is effective then, subject to the terms and conditions of the Findley Registration Rights Agreement, the Company shall have no obligation to allow Ms. Findley to exercise her piggyback registration rights and include Findley Registrable Securities in another registration statement being filed by the Company.

The Registration Rights Agreements contain customary covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of the terms and conditions of the Registration Rights Agreements, the Purchase Agreements (and for purposes of the Amended and Restated Registration Rights Agreement, the purchase agreement entered into in connection with the Prior Private Placement), and the transactions contemplated thereunder. The provisions of the Registration Rights Agreements, including any representations, warranties and covenants contained therein, were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Registration Rights Agreements are qualified in their entirety by reference to the full text of the documents, copies of which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Financing Agreements

On May 5, 2022, the Company entered into a Note Purchase and Guarantee Agreement (the “NPA”) among itself as parent guarantor, Blue Apron, LLC, a wholly-owned subsidiary of the Company (the “Issuer”) as issuer, certain other subsidiaries of the Company party thereto as subsidiary guarantors (the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”), the purchasers party thereto (the “Purchasers”) and The Bank of New York Mellon Trust Company, N.A., as collateral agent (the “Agent”) for the holders of the Notes (as defined below). The NPA provides for, among other things, the issuance of $30.0 million in aggregate principal amount of secured notes due May 5, 2027 (the “Notes”) at a purchase price equal to 94.00% thereof. The proceeds of the Notes were used, together with cash on hand, to repay the Company’s Existing Financing Agreement (as defined in Item 1.02 below) and pay fees and expenses in connection with the transactions contemplated by the NPA.

Subject to the terms of the NPA, the Notes bear interest at a rate equal to 8.875% per annum, payable in arrears on June 30 and December 31 of each calendar year, with a step-up to 11.875% in the event the Notes are rated below “B3” from Moody’s, “B(low) from DBRS, or “B-” from S&P or Fitch. In addition, if the Notes are rated below “B3” from Moody’s, “B(low) from DBRS, or “B-” from S&P or Fitch lower after the issue date, the Issuer will be required to pay a true-up fee equal to 3.00% per annum from the issue date to the next succeeding interest payment date. The Notes will amortize semi-annually in equal installments of $1,500,000 beginning December 31, 2025, with the remaining unpaid principal amount of the Notes repayable on May 5, 2027.

The NPA provides for a guarantee by the Guarantors of all of the obligations of the Issuer, including the payment when due of all principal, interest, premiums and all other amounts owing from time to time under the NPA (collectively, the “Obligations”). In connection with the NPA, the Issuer and the Guarantors entered into a Pledge and Security Agreement with the Agent, pursuant to which they each granted to Agent, for the benefit of the Agent and the holders of the Notes, a first priority security interest in, and lien upon, substantially all of the assets and properties now owned or hereinafter acquired by the Issuer and the Guarantors to secure the Obligations, subject to certain customary exceptions.

The NPA contains customary representations, warranties, affirmative and negative covenants in favor of the holders of the Notes.

The NPA contains two financial maintenance covenants: a minimum liquidity covenant of (x) for any date ending prior on or prior to June 30, 2022, $15.0 million and (y) for any date thereafter, $15.0 million if the Company’s Asset Valuation (as defined in the NPA) is greater than $25.0 million, $20.0 million if the Company’s Asset Valuation is greater than $20.0 million but less than $25.0 million and $25.0 million if the Company’s Asset Valuation is less than or equal to $20.0 million, and a covenant requiring the Issuer to maintain a minimum Asset Coverage Ratio (as defined in the NPA) of at least 1.25 to 1.00. The Issuer has also agreed to use commercially reasonable efforts to cause 90% of the packaging for the Company’s meal kit boxes to recyclable, reusable or compostable (the “ESG KPI Goal”); the failure to achieve the ESG KPI Goal prior to the date on which the Notes are repaid will require the Issuer to pay holders a fee equal to 1% of the principal amount of the Notes.

The negative covenants include restrictions on the ability to, among other things, incur liens and indebtedness, sell assets, make dividends or other distributions, enter into transactions with affiliates, or make loans or investments, in each case, subject to certain exceptions. The NPA also includes certain customary events of default (subject in certain cases to cure periods and thresholds), including, without limitation, payment defaults, representation or warranty inaccuracies in any material respect, covenant violations, cross-defaults to other agreements evidencing indebtedness for borrowed money, invalidity of certain loan documents relating to the NPA, certain judgments, bankruptcy and insolvency events.

If the Issuer experiences a “change in control” event specified in the NPA, the Issuer must offer to purchase all of the Notes at a price equal to 101% of the principal amount of the Notes, together with unpaid interest accrued thereon, if any, to but not including the repurchase date. In addition, if the Issuer engages in certain asset dispositions, the Issuer will be required to use the proceeds of such asset sales to make an offer to purchase a principal amount of the Notes equal to the net cash proceeds from such asset sale at a price of 100% of the principal amount of the Notes, together with unpaid interest accrued thereon, if any, to but not including the repurchase date.

The Issuer will have the option to make voluntary prepayments under the NPA beginning 18 months after the issuance date, subject to certain prepayment premiums. The holders of the Notes are entitled to accelerate repayment of all or any portion of the Notes then outstanding upon the occurrence, and in certain instances the continuance, of any events of default under the NPA.

In connection with the execution of the NPA, the Issuer paid customary fees and expenses to the Agent and the holders of the Notes.

The foregoing description of the NPA does not purport to be complete and is qualified in its entirety by reference to the full text of the NPA, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02        Termination of a Material Definitive Agreement.

On May 5, 2022, the Company terminated its Financing Agreement, dated as of October 16, 2020, as amended (the “Existing Financing Agreement”), by and among the Company, the Issuer as borrower, certain other subsidiaries of the Company party thereto as subsidiary guarantors, the lenders party thereto, and Blue Torch Finance LLC as administrative agent and collateral agent for the lenders, and repaid in full all outstanding indebtedness under the Financing Agreement, including all accrued and unpaid interest and fees using the net proceeds of the NPA and cash on hand.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Financing Agreements” under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with regard to the Private Placements is incorporated herein by reference.

The issuance of the Private Placement Shares to LLB and Ms. Findley, respectively, was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for a transaction by an issuer not involving any public offering. Each of RJB and Ms. Findley represented to the Company at issuance that it or she was an “accredited investor” and that it or she was acquiring the respective Private Placement Shares for investment only and not with a view to or for sale in connection with any distribution thereof.

The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts and commissions, in connection with the issuances of the Private Placement Shares.

Item 7.01 Regulation FD Disclosure.

On May 2, 2022, the Company issued a press release announcing the Private Placements. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 5, 2022, the Company issued a press release announcing the NPA. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Purchase Agreement, dated as of April 29, 2022, by and between the Company and RJB Partners LLC
10.2	Purchase Agreement, dated as of April 29, 2022, by and between the Company and Linda Findley
10.3	Amended and Restated Registration Rights Agreement, dated as of April 29, 2022, by and between the Company and RJB Partners LLC
10.4	Registration Rights Agreement, dated as of April 29, 2022, by and between the Company and Linda Findley
10.5	Note Purchase and Guarantee Agreement, dated as of May 5, 2022, among the Company, The Bank of New York Mellon Trust Company and the other parties thereto†
99.1	Press Release dated May 2, 2022
99.2	Press Release dated May 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: May 5, 2022	By:	/s/ Randy J. Greben
Randy J. Greben
Chief Financial Officer and Treasurer

Exhibit 10.1

PURCHASE AGREEMENT

PURCHASE AGREEMENT (this “Agreement”) dated as of April 29, 2022, by and between Blue Apron Holdings, Inc., a Delaware corporation (the “Company”) and RJB Partners LLC, a Delaware limited liability company (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company agrees to sell to Purchaser, and the Purchaser has agreed to so purchase, (i) at the Initial Closing (as defined below), for an aggregate purchase price of $20,000,000, 1,666,666 shares of Class A Common Stock (the “Initial PIPE Shares”), at a per share price of $12.00, and (ii) at the Subsequent Closing (as defined below), for an aggregate purchase price of $20,000,000, 1,666,667 shares of Class A Common Stock (the “Subsequent PIPE Shares” and, together with the Initial PIPE Shares, the “PIPE Shares”), at a per share price of $12.00 (such transactions, the “PIPE”); and

WHEREAS, the Company has agreed to amend and restate that certain registration rights agreement, dated as of February 14, 2022, by and between the Company and the Purchaser to grant the Purchaser (including any of its permitted assignees) certain registration rights with respect to the PIPE Shares purchased by the Purchaser pursuant to this Agreement, in the form attached hereto as Annex A (the “Amended and Restated Registration Rights Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Certain Other Definitions. The following terms used herein shall have the meanings set forth below:

“144 Determination” shall have the meaning set forth in Section 6(d) hereof.

“Affiliate” of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such other Person; for the purposes of this Agreement, the Company or its subsidiaries shall not be deemed to be an Affiliate of the Purchaser.

“Affiliate Transferee” shall have the meaning set forth in Section 8(a) hereof.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Amended and Restated Registration Rights Agreement” shall have the meaning set forth in the recitals hereof.

“Anti-Money Laundering Laws” shall have the meaning set forth in Section 3(bb) hereof.

“Blue Torch” shall mean Blue Torch Finance, LLC.

“Board” shall mean the board of directors of the Company.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Bylaws” shall mean the Company’s Amended and Restated By-Laws, as amended to date, as the same may be further amended and/or restated from time to time.

“Capitalization Date” shall mean April 15, 2022.

“Charter” shall mean the Company’s Restated Certificate of Incorporation, as amended to date, as the same may be further amended and/or restated from time to time.

“Class A Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” shall mean the Class B common stock, par value $0.0001 per share, of the Company.

“Class C Capital Stock” shall mean the Class C capital stock, par value $0.0001 per share, of the Company.

“Closing” shall mean the Initial Closing and/or the Subsequent Closing, as applicable, unless otherwise specified.

“Closing Date” shall mean the Initial Closing Date and/or the Subsequent Closing Date, as applicable, unless otherwise specified.

“Code” shall have the meaning set forth in Section 3(v) hereof.

“Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

“Company” shall have the meaning set forth in the preamble hereof.

“Company Indemnified Persons” shall have the meaning set forth in Section 11(b) hereof.

“Company SEC Documents” shall mean all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed by the Company under the Securities Act or the Exchange Act, and any required amendments to any of the foregoing, with the Commission.

“Control” (including the terms “controlling,” “controlled by” and “under common control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

“Debt Payoff Amount” shall mean the aggregate principal amount of indebtedness outstanding under the Existing Financing Agreement, plus any accrued and unpaid interest and any fees and expenses owed in connection therewith, in each case, calculated as of immediately prior to the Initial Closing.

2

“Device and Activity Data” shall have the meaning set forth in Section 3(dd) hereof.

“Environmental Laws” shall have the meaning set forth in Section 3(w) hereof.

“Equity Incentive Plan” shall have the meaning set forth in Section 3(c) hereof.

“ERISA” shall have the meaning set forth in Section 3(v) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Existing Financing Agreement” shall mean that certain Financing Agreement, dated as of October 16, 2020, by and among the LLC Subsidiary, the Company, certain other subsidiaries of the Company party thereto as subsidiary guarantors, the lenders party thereto from time to time, and Blue Torch, as administrative agent and collateral agent for such lenders, as amended by that certain Amendment No. 1 to Financing Agreement, dated as of November 19, 2020, by and among the parties thereto, and that certain Amendment No. 2 to Financing Agreement, dated as of May 5, 2021, by and among the parties thereto, as the same may be amended and/or restated from time to time.

“February 2022 Purchase Agreement” shall mean that certain Purchase Agreement, dated as of February 14, 2022, by and between the Company and the Purchaser.

“Fraud” shall mean intentional fraud (with scienter) under Delaware common law by a Person with respect to the making of the representations and warranties in this Agreement.

“GAAP” shall have the meaning set forth in Section 3(l) hereof.

“Government Official” shall have the meaning set forth in Section 3(aa) hereof.

“Hazardous Substances” shall mean any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, and polychlorinated biphenyls, that is regulated or which can give rise to liability under any Environmental Law.

“Indemnified Losses” shall have the meaning set forth in Section 11(a) hereof.

“Indemnified Persons” shall have the meaning set forth in Section 11(b) hereof.

“Initial Closing” shall mean the closing of the purchase described in Section 2(a) hereof, which shall be held at 10:00 a.m. on the Initial Closing Date at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, or such other time and place as may be agreed to by the parties hereto.

3

“Initial Closing Date” shall mean the date of this Agreement.

“Initial PIPE Shares” shall have the meaning set forth in the recitals hereof.

“Intellectual Property” shall have the meaning set forth in Section 3(r) hereof.

“LLC Subsidiary” shall mean Blue Apron, LLC, a Delaware limited liability company.

“Material Adverse Effect” shall mean any change, development, circumstance, fact or effect that, individually or taken together with any other changes, developments, circumstances, facts or effects is, or would reasonably be expected to be, materially adverse to the condition (financial or otherwise), assets, liabilities (contingent or otherwise), business operations or results of operations of the Company and its Subsidiaries (taken as a whole); provided, however, that no change, development, circumstance, fact or effect that resulted directly or indirectly from the following shall be deemed to constitute or be taken into account in determining whether a Material Adverse Effect has occurred: (i) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (ii) any change that generally affects the industry in which the Company and its Subsidiaries operate that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (iii) any change arising in connection with natural disasters, hostilities, acts of war, sabotage or terrorism or military actions that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (iv) the effect of any changes in applicable laws or accounting rules after the date of this Agreement that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (v) the effect of any natural or man-made disaster or acts of God and any national or global communicable disease outbreak, epidemic or pandemic or other national or international disaster or calamity, or any governmental response to any of the foregoing that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (vi) any failure by the Company to meet any internal, third-party or public projections or forecasts, budgets or estimates of revenues, earnings or other financial measures or results of operations for any period; provided that the exception in this clause (vi) shall not prevent or otherwise affect a determination that the facts underlying any such effect has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Material Adverse Effect; (vii) a change in the market price, or change in trading volume, of the shares of Class A Common Stock on the New York Stock Exchange; provided that the exception in this clause (vii) shall not prevent or otherwise affect a determination that the facts underlying any such effect has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Material Adverse Effect; or (viii) the announcement, pendency or consummation of the transactions contemplated by this Agreement.

4

“New Financing Agreement” means that certain Note Purchase and Guarantee Agreement to be entered into by and among the Company, Bank of New York Mellon and each of the purchasers specified therein.

“Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“Personal Data” shall have the meaning set forth in Section 3(dd) hereof.

“PIPE” shall have the meaning set forth in the recitals hereof.

“PIPE Shares” shall have the meaning set forth in the recitals hereof.

“Plan” shall have the meaning set forth in Section 3(v) hereof.

“Prior Purchase Agreements” shall mean, collectively, the February 2022 Purchase Agreement and the September 2021 Purchase Agreement.

“Purchaser” shall have the meaning set forth in the preamble hereof.

“Purchaser Indemnified Persons” shall have the meaning set forth in Section 11(a) hereof.

“Registrable Securities” shall have the meaning set forth in Section 6(d) hereof.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating into or through the indoor or outdoor environment.

“Representative” shall mean, for a party, such party’s and its affiliates’ respective directors, officers, employees, agents and legal, accounting and financial advisors.

“Sanctions” shall have the meaning set forth in Section 3(cc) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“September 2021 Purchase Agreement” shall mean that certain Purchase Agreement, dated as of September 15, 2021, by and among the Company, the Purchaser and Matthew B. Salzberg.

“Shelf Registration Statement” shall have the meaning set forth in Section 6(d) hereof.

“Standstill Period” shall mean the period from and after the date hereof until the occurrence of the earlier of (i) September 15, 2024; (ii) the date that a complete liquidation or dilution of the Company is completed; or (iii) the date that the Class A common stock (or any successor thereto) ceases to be registered pursuant to Section 12 of the Exchange Act.

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“Subsequent Closing” shall mean the closing of purchase described in Section 2(b) hereof, which shall be held at 10:00 a.m. on the Subsequent Closing Date at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, or such other time and place as may be agreed to by the parties hereto.

“Subsequent Closing Date” shall mean May 30, 2022, or such other date as may be agreed to by the Company and the Purchaser.

“Subsequent PIPE Shares” shall have the meaning set forth in the recitals hereof.

“Subsidiary” of a Person shall mean, with respect to such Person, any corporation, partnership or other legal entity of which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, has the power to elect a majority of the board of directors or similar governing body, or has Control.

“Transfer” shall have the meaning set forth in Section 8(a) hereof.

Section 2. Closing.

(a)            Initial Purchase.

(i)            The Purchaser hereby agrees, subject to the satisfaction or waiver of the applicable conditions set forth in Section 7(a), to purchase from the Company, and the Company hereby agrees, subject to the satisfaction or waiver of the applicable conditions set forth in Section 7(a), to sell to the Purchaser at the Initial Closing, the Initial PIPE Shares, for an aggregate purchase price equal to $20,000,000.

(ii)            Payment for the Initial PIPE Shares shall be made in full, on the Initial Closing Date, against delivery of certificates (including in book-entry format) evidencing the Initial PIPE Shares, in United States dollars by means of wire transfer of immediately available funds to the order of the Company, to the account or accounts designated by the Company in writing prior to the Initial Closing.

(b)            Subsequent Purchase.

(i)            The Purchaser hereby agrees, subject to the satisfaction or waiver of the applicable conditions set forth in Section 7(b), to purchase from the Company, and the Company hereby agrees, subject to the satisfaction or waiver of the applicable conditions set forth in Section 7(b), to sell to the Purchaser at the Subsequent Closing, the Subsequent PIPE Shares, for an aggregate purchase price equal to $20,000,000.

(ii)            Payment for the Subsequent PIPE Shares shall be made in full, on the Subsequent Closing Date, against delivery of certificates (including in book-entry format) evidencing the Subsequent PIPE Shares, in United States dollars by means of wire transfer of immediately available funds to the order of the Company, to the account or accounts designated by the Company in writing prior to the Subsequent Closing.

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(c)            Deliveries at Initial Closing.

(i)            At the Initial Closing, the Company shall deliver or cause to be delivered to the Purchaser evidence of the issuance (including in electronic book-entry format) of the Initial PIPE Shares issued to the Purchaser pursuant to Section 2(a) hereof.

(ii)            At the Initial Closing, the Purchaser shall deliver or cause to be delivered to the Company payment in cash, by wire transfer of immediately available funds, of the aggregate purchase price of the Initial PIPE Shares purchased by the Purchaser pursuant to Section 2(a) hereof.

(d)            Deliveries at the Subsequent Closing.

(i)            At the Subsequent Closing, the Company shall deliver or cause to be delivered to the Purchaser evidence of the issuance (including in electronic book-entry format) of the Subsequent PIPE Shares issued to the Purchaser pursuant to Section 2(b) hereof.

(ii)            At the Subsequent Closing, the Purchaser shall deliver or cause to be delivered to the Company payment in cash, by wire transfer of immediately available funds, of the aggregate purchase price of the Subsequent PIPE Shares purchased by the Purchaser pursuant to Section 2(b) hereof.

Section 3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser (it being acknowledged and agreed that each representation and warranty (other than the representations and warranties set forth in Sections 3(a), 3(b), 3(c), 3(d), 3(e), 3(g) and 3(ee)) is qualified by and subject to the information set forth in any Company SEC Documents filed after January 1, 2022 and prior to the execution of this Agreement, but excluding any disclosures set forth in any risk factors section or in any other section, in each case to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) as of the date hereof and as of each applicable Closing Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date) as follows:

(a)            Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation and has all requisite power and authority to own its property and assets and to carry on its business as now conducted, except, in the case of Subsidiaries of the Company, to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

(b)            The Company has all corporate power and authority to execute and deliver this Agreement and the Amended and Restated Registration Rights Agreement to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and at the Initial Closing, the Amended and Restated Registration Rights Agreement will be, duly and validly authorized, executed and delivered by the Company and constitute binding obligations of the Company enforceable against it in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) as to enforceability, general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and (iii) as to any indemnity or contribution provision, federal or state securities laws or considerations of public policy.

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(c)            The authorized capital of the Company consists of (i) 1,500,000,000 shares of Class A Common Stock, of which (A) 32,660,603 shares were issued and outstanding as of the Capitalization Date, (B) 11,656,016 shares are reserved for issuance upon exercise of outstanding warrants as of the Capitalization Date, (C) 3,052,008 shares are reserved for issuance upon exercise of options and upon vesting of other awards granted under the Company’s stock option and incentive plans as of the Capitalization Date, and (D) 1,892,079 shares are available for future issuance under the Company’s 2017 Equity Incentive Plan (the “Equity Incentive Plan”) as of the Capitalization Date; (ii) 175,000,000 shares of Class B Common Stock, none of which was issued and outstanding as of the Capitalization Date; (iii) 500,000,000 shares of Class C Capital Stock, none of which was issued and outstanding as of the Capitalization Date; and (iv) 10,000,000 shares of preferred stock, par value $0.0001 per share, none of which was issued and outstanding as of the Capitalization Date. Except as set forth in the preceding sentence or as contemplated by this Agreement, there are no other shares of capital stock issued and outstanding or securities convertible into or exchangeable for shares of capital stock of the Company. Each of the outstanding shares of capital stock or other securities of the Company and its Subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable, and, in the case of shares of capital stock of the Company’s Subsidiaries, are owned directly or indirectly by the Company. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

(d)            All of the PIPE Shares will have been duly authorized for issuance prior to the Closing. All of the PIPE Shares, when issued and delivered by the Company against payment therefor as provided in this Agreement, will be validly issued, fully paid and non-assessable. None of the PIPE Shares will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Charter, the Bylaws, or any agreement or instrument to which the Company is a party or by which it is bound.

(e)            No consent, approval, authorization, order, registration, notice, filing, recording or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties is required for the execution and delivery by the Company of this Agreement or the Amended and Restated Registration Rights Agreement, the performance by the Company of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, except: (i) under the Securities Act and the Exchange Act, (ii) as required to be made with the New York Stock Exchange, (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws, and (iv) such consents, approvals, authorizations, registrations or qualifications, the absence of which would not reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

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(f)            Since January 1, 2022, the Company has timely filed all Company SEC Documents required to be filed with the Commission. The Company SEC Documents, as of the time they were filed, conformed in all material respects to the requirements of the Exchange Act and the Securities Act, as applicable, and none of the Company SEC Documents contained any untrue statement of a material fact, or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)            The execution and delivery by the Company of this Agreement and the Amended and Restated Registration Rights Agreement and compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby: (i) will not violate of the provisions of the Charter or Bylaws or comparable organizational documents of the Company or any of its Subsidiaries, (ii) assuming the compliance with the matters set forth in Section 3(e), will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or (iii) will not result in any default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of the properties of the Company or any of its Subsidiaries may be bound, except, in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby.

(h)            No litigation or proceeding against the Company or its Subsidiaries is pending before any court, arbitrator or administrative or governmental body, nor, to the Company’s knowledge, is any such proceeding threatened against the Company or its Subsidiaries except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby.

(i)            Since January 1, 2022, there has been no Material Adverse Effect.

(j)            The Company and its Subsidiaries do not own any real property. The Company and its Subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)            Neither the Company nor any of its Subsidiaries is (i) in violation of its Charter or Bylaws or similar organizational documents, (ii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or (iii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

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(l)             The financial statements, including the notes thereto, and the supporting schedules included in the Company SEC Documents present fairly in all material respects the financial position of the Company and its Subsidiaries at the dates indicated and for the periods indicated therein, subject, in the case of unaudited financial statements, to normal year-end audit adjustments. Such financial statements and supporting schedules have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved except as disclosed therein.

(m)            Neither the Company nor any of its Subsidiaries has any liabilities or obligations (accrued, absolute, contingent or otherwise), other than liabilities or obligations (i) reflected on the most recent balance sheet of the Company included in the Company SEC Documents, (ii) incurred in the ordinary course of business since the date of the most recent balance sheet of the Company included in the Company SEC Documents, (iii) incurred in connection with this Agreement, (iv) incurred pursuant to contracts binding on the Company or any of its Subsidiaries (other than those resulting from a breach thereof), or (v) that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

(n)            There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002, as amended, or of the rules and regulations promulgated in connection therewith, in each case to the extent applicable to the Company.

(o)            The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act applicable to the Company and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law).

(p)            Since the date of the latest audited financial statements included in the Company SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

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(q)            The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are designed to comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective. The Company has conducted evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(r)             Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its Subsidiaries own, or otherwise have the right to use (including pursuant to license, sublicense, agreement or permission), the patents, trademarks, service marks, patent applications, trade names, copyrights, trade secrets, domain names, information, know-how, proprietary rights and processes (collectively, “Intellectual Property”) reasonably necessary to conduct the business of the Company and its Subsidiaries as described in the Company SEC Documents and as currently conducted (excluding commercially available off-the-shelf software programs that are licensed to the Company or its Subsidiaries pursuant to “shrink-wrap” licenses for a total cost of less than $30,000), without any known conflict with or infringement of the Intellectual Property of others, (ii) to the Company’s knowledge, there has not been any infringement by any third party of any Intellectual Property or other similar rights of the Company or any of its Subsidiaries, and (iii) neither the Company nor any of its Subsidiaries has received any written communications alleging that the Company or any of its Subsidiaries has violated, infringed or conflicted with, or, by conducting its business as described in the Company SEC Documents, would violate, infringe or conflict with any of the Intellectual Property of any other person or entity.

(s)            The Company and its Subsidiaries have (i) paid all material federal, state, local and foreign taxes required to be paid through the date hereof, except any such taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP, and (ii) filed all material tax returns required to be filed through the date hereof, in each case except for those returns for which a request for extension has been filed; and there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except where such deficiencies, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(t)            The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Company SEC Documents filed prior to the date of this Agreement, except where the failure to so possess or to have made such declarations or filings would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation or modification would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

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(u)            No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of its Subsidiaries’ principal suppliers, manufacturers, contractors or customers, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(v)            Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, excluding transactions effected pursuant to a statutory or administrative exemption, has occurred with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any member of its Controlled Group have ever maintained or contributed to or participated in a Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA) or a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA. There is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor or any other governmental agency or any foreign regulatory agency with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)            (i) The Company and its Subsidiaries (A) are, and at all times for the two years preceding the date of this Agreement have been, in compliance in all material respects with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, decrees, orders and other legally enforceable requirements relating to Hazardous Substances, the environment, natural resources or the protection of human or worker health or safety (collectively, “Environmental Laws”), (B) have obtained and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws for the conduct of their respective businesses as currently conducted, (C) have not received notice of any actual or potential liability (including such liability of a third party that would reasonably be expected to materially and adversely affect the Company or any of its Subsidiaries) under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Substances, (D) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (E) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries, except, in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost, obligation or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(x)            There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Substances by, due to or caused by the Company or any of its Subsidiaries (or, to the Company’s knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its Subsidiaries is or would reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries, or at, on, under or from any other property, in violation of any Environmental Laws or in a manner or amount or to a location that would reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(y)            Except as would not have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has violated (i) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, or (ii) any applicable wage or hour laws.

(z)             Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are, in the reasonable judgment of the Company, ordinary and customary for comparable companies in the same or similar businesses and (ii) neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(aa)          None of the Company or any of its Subsidiaries, or any director, officer, or employee thereof, or, to the Company’s knowledge, any Affiliates, agent, or representative of the Company or of any of its Subsidiaries or Affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation in any material respect of any applicable anti-corruption laws. The Company and each of its Subsidiaries and, to the Company’s knowledge, its Affiliates have conducted their respective businesses in compliance in all material respects with applicable anti-corruption laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein. Neither the Company nor any of its Subsidiaries will use, directly or indirectly, the proceeds of the transactions contemplated by this Agreement in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

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(bb)         The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(cc)          None of the Company, any of its Subsidiaries, or any director, officer, or employee thereof, or, to the Company’s knowledge, any agent, affiliate or representative of the Company or any of its Subsidiaries, is a Person that is, or is owned or controlled by one or more Persons that are (A) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria). The Company will not, directly or indirectly, use the proceeds of the transactions contemplated by this Agreement, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or (B) in any other manner that will result in a violation of Sanctions by any Person. The Company and each of its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(dd)          Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its Subsidiaries have operated their business in a manner compliant with all applicable privacy, data security and data protection laws and regulations, all contractual obligations and all Company policies applicable to the collection, handling, usage, disclosure and storage of all personally identifiable data (“Personal Data”), along with all other data, including without limitation, IP addresses, mobile device identifiers and website usage activity data (“Device and Activity Data”), (ii) in collecting, handling, using, disclosing and/or storing Device and Activity Data, the Company and its Subsidiaries comply with all applicable industry guidelines and codes of conduct, (iii) the Company has implemented and maintains policies and procedures designed to ensure the integrity, security and confidentiality of Personal Data and all Device and Activity Data collected, handled used, disclosed and/or stored by the Company in connection with the Company’s operation of its business, (iv) the Company has policies and procedures in place reasonably designed to ensure privacy, data security and data protection laws are complied with and takes appropriate steps which are reasonably designed to assure compliance with such policies and procedures, (v) the Company requires third parties to which it provides any Personal Data or Device and Activity Data to maintain the privacy and security of such Personal Data or Device and Activity Data, as applicable, and (vi) the Company has not experienced any security incident that has compromised the privacy and/or security of any Personal Data.

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(ee)          Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer and sale of the PIPE Shares. Assuming the accuracy of the Purchaser’s representations and warranties, none of the Company, any of its Affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any securities or solicited any offers to buy any securities, under circumstances that would require registration of the issuance of the PIPE Shares, whether through integration with prior offerings or otherwise.

Section 4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof and as of each applicable Closing Date as follows:

(a)            The Purchaser is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite corporate or similar power and authority to own its property and assets and to carry on its business as now conducted, except to the extent that the failure to be in good standing would not reasonably be expected to prevent or materially impair the consummation of the transactions contemplated hereby.

(b)            The Purchaser has all corporate or similar power and authority to execute and deliver this Agreement and the Amended and Restated Registration Rights Agreement and to perform its respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement and the Amended and Restated Registration Rights Agreement have been or, in the case of the Amended and Restated Registration Rights Agreement, will be at the Closing duly and validly authorized, executed and delivered by the Purchaser and constitute a binding obligation of the Purchaser, enforceable against it in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) as to enforceability, general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and (iii) as to any indemnity or contribution provision, federal or state securities laws or considerations of public policy.

(c)            The Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and is knowledgeable, sophisticated and experienced in business and financial matters that are necessary to evaluate the risks and merits of an investment in the PIPE Shares. The Purchaser is acquiring the PIPE Shares for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws. The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell (excluding any pledge), transfer or grant participations to such Person or to any third person, with respect to any of the PIPE Shares.

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(d)            The Purchaser understands and acknowledges that: (i) other than pursuant to the Amended and Restated Registration Rights Agreement and as set forth in this Agreement, the resale of any PIPE Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the PIPE Shares may not be sold or otherwise transferred unless (a) such securities are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) at the Company’s request, the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company’s counsel) to the effect that such securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) such securities are sold pursuant to Rule 144 promulgated under the Securities Act; (ii) any sale of any PIPE Shares made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such Rule; and (iii) except as may be set forth in the Amended and Restated Registration Rights Agreement or this Agreement, neither the Company nor any other Person is under any obligation to register such PIPE Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Purchaser acknowledges that an appropriate restrictive legend will be placed on the certificate or certificates (including in book-entry format) representing the PIPE Shares.

(e)            The Purchaser acknowledges and affirms that the PIPE Shares will be issued in a private placement in reliance upon exemptions contained in the Securities Act, rules and regulations promulgated thereunder, or interpretations thereof and in the applicable state securities laws.

(f)            At each applicable Closing, the Purchaser will have liquid, legally available cash on hand sufficient to consummate each such Closing in accordance with the terms and conditions of this Agreement. The Purchaser is able to bear the financial risk of its investment in the PIPE Shares, has no need for liquidity with respect to its investment therein, and has adequate means for providing for its current needs and contingencies.

(g)            The Purchaser has been given the opportunity to conduct a due diligence review of the Company and has been afforded access to information about the Company and its financial condition and business sufficient to enable the Purchaser to evaluate its investment in the PIPE Shares. Other than the representations and warranties set forth in Section 3, the Purchaser acknowledges and agrees that the Company is not making any other representations or warranties, express or implied, regarding the PIPE Shares, or any other matter contemplated by this Agreement. The Purchaser hereby disclaims any other express or implied representations or warranties, and the Purchaser is not relying on, and will not assert any claim against, the Company, its Affiliates or any of their respective employees, directors, agents, stockholders or representatives or hold the Company or any such Persons liable with respect to any statements, information or representations or warranties, except with respect to the representations and warranties expressly contained in Section 3 in accordance with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall limit the Purchaser’s remedies with respect to claims of Fraud.

(h)            As of the date hereof, the Purchaser and its Affiliates are the beneficial owners of only the securities of the Company set forth adjacent to such Person’s name on Annex B hereto.

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Section 5. [Reserved].

Section 6. Covenants.

(a)            Listing. The Company shall (i) cause to be submitted a supplemental listing application with respect to the authorization of listing on the New York Stock Exchange of the Initial PIPE Shares at or prior to the Initial Closing and use its reasonable best efforts to cause such supplemental listing application to be approved by the New York Stock Exchange as promptly as reasonably practicable following its submission and (ii) cause the Subsequent PIPE Shares to be authorized for listing on the New York Stock Exchange at or prior to the Subsequent Closing.

(b)            Registration Rights. At or prior to the Initial Closing, the Company and the Purchaser shall enter into the Amended and Restated Registration Rights Agreement in the form attached as Annex A.

(c)            Stabilization. In connection with the transactions contemplated hereby, the Purchaser will not take, and will not permit any of its Affiliates to take, in each case directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Class A Common Stock in violation of Regulation M under the Exchange Act.

(d)            Registration Rights. Within thirty (30) days of the date requested by the Purchaser or on such other date as mutually agreed by the Company and the Purchaser, the Company shall prepare and file with the Commission a registration statement (the “Shelf Registration Statement”) relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission, which covers all of the PIPE Shares or any other common equity securities of the Company issued as a dividend or distribution with respect to, or in exchange for or in replacement of, the PIPE Shares held by the Purchaser (the “Registrable Securities”), on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein and all exhibits thereto. Prior to filing the Shelf Registration Statement and any amendments thereto with the Commission, the Company shall provide drafts thereof to the Purchaser and its respective counsel and the Purchaser and its respective counsel shall be given a reasonable opportunity to review and comment upon such Shelf Registration Statement. The Shelf Registration Statement, in the form in which it becomes effective, will conform in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Purchaser agrees, severally but not jointly, to furnish to the Company all information with respect to the Purchaser required to be included in the Shelf Registration Statement and any other information necessary to make any such information previously furnished to the Company by the Purchaser not misleading. The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than sixty (60) days after the Shelf Registration Statement is filed pursuant to this Section 6(d), and shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until, subject to the Amended and Restated Registration Rights Agreement, the date that all Registrable Securities covered by such Shelf Registration Statement (i) have been sold, thereunder or pursuant to Rule 144 under the Securities Act, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect (and the Purchaser shall provide any information reasonably requested by the Company or its counsel in connection with such determination), addressed and reasonably acceptable to the Company’s transfer agent and the Purchaser (the “144 Determination”); provided that, for all purposes hereunder “Registrable Securities” shall be deemed to not include any PIPE Shares beneficially owned by a Purchaser for which there has been a 144 Determination with respect to such securities.

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(e)            The Company covenants that it shall exercise commercially reasonable efforts to submit to Purchaser and the Internal Revenue Service within twenty (20) Business Days after the Purchaser’s written request therefor, such information (to the extent within the Company’s possession) as may be reasonably required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder.

(f)            The Company covenants to use the proceeds received from the New Financing Agreement and from the issuance and sale of the PIPE Shares (i) to, together with cash on hand, repay and discharge all outstanding amounts under the Existing Financing Agreement, and (ii) the balance, if any, for working capital, capital expenditures and general corporate purposes (including, without limitation, marketing, new product development and potential environmental, social and corporate governance initiatives identified by the Company).

(g)            The Purchaser and the Company shall agree on one or more mutually acceptable press releases announcing the transactions contemplated hereby, which press releases shall be mutually acceptable to each of Purchaser and the Company.

(h)            On or prior to May 3, 2022, the Company shall (i) deliver to the Purchaser an executed payoff letter and evidence of releases of liens securing obligations under the Existing Financing Agreement and (ii) pay to Blue Torch an amount equal to the Debt Payoff Amount pursuant to such payoff letter.

(i)            On or prior to May 3, 2022, the Company shall deliver to the Purchaser evidence, in form and substance reasonably satisfactory to the Purchaser, of the Company’s entry into the New Financing Agreement.

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Section 7. Conditions to Closing.

(a)            Conditions to Initial Closing.

(i)            The obligation of the Purchaser to consummate the transactions contemplated hereby to be completed at the Initial Closing, including the purchase of the Initial PIPE Shares, is subject to the fulfillment, prior to or on the Initial Closing Date, of the following conditions:

1.            The representations and warranties of the Company in Section 3(a) shall be true and correct in all material respects as of the date hereof and as of the Initial Closing Date as if made as of such date. The representations and warranties of the Company in Section 3(b), Section 3(d), Section 3(i) and Section 3(ee) shall be true and correct as of the date hereof and as of the Initial Closing Date as if made as of such date. The representations and warranties of the Company in Section 3(c) shall be true and correct, except for de minimis inaccuracies, as of the date hereof and as of the Initial Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct, except for de minimis inaccuracies, as of such specified date). All other representations and warranties of the Company in Section 3 shall be true and correct (without giving effect to any qualification as to materiality or Material Adverse Effect contained therein) as of the date hereof and as of the Initial Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Material Adverse Effect contained therein) would not have a Material Adverse Effect;

2.            The Company shall have executed and delivered to the Purchaser a duly executed copy of the Amended and Restated Registration Rights Agreement; and

3.            The Company shall have performed in all material respects all of its obligations hereunder required to be performed by it, and complied with the covenants hereunder applicable to it in all material respects, at or prior to the Initial Closing.

(ii)            The obligation of the Company to consummate the transactions contemplated hereby to be completed at the Initial Closing, including the issuance of the Initial PIPE Shares, is subject to the fulfillment, prior to or on the Initial Closing Date, of the following conditions:

1.            The representations and warranties of the Purchaser in Section 4 shall be true and correct (without giving effect to any qualification as to materiality contained therein) as of the date hereof and as of Initial Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality contained therein) would not reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated hereby; and

2.            The Purchaser shall have performed in all material respects all of its obligations hereunder required to be performed by it, and complied with the covenants hereunder applicable to it in all material respects, at or prior to the Initial Closing.

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(iii)          The obligations of each of the Company and the Purchaser to consummate the transactions contemplated hereby are subject to the fulfillment, prior to or on the Initial Closing Date, of the following conditions:

1.            No judgment, injunction, decree or other legal restraint issued by a governmental entity shall prohibit, or have the effect of rendering unachievable, the consummation of the transactions contemplated hereby; and

2.            A supplemental listing application with respect to the authorization for listing on the New York Stock Exchange of the Initial PIPE Shares shall have been submitted.

(b)            Conditions to Subsequent Closing.

(i)            The obligation of the Purchaser to consummate the transactions contemplated hereby to be completed at the Subsequent Closing, including the purchase of the Subsequent PIPE Shares, is subject to the fulfillment, prior to or on the Subsequent Closing Date, of the following conditions:

1.            The representations and warranties of the Company in Section 3(a) shall be true and correct in all material respects as of the date hereof and as of the Subsequent Closing Date as if made as of such date. The representations and warranties of the Company in Section 3(b), Section 3(d), Section 3(i) and Section 3(ee) shall be true and correct as of the date hereof and as of the Subsequent Closing Date as if made as of such date. The representations and warranties of the Company in Section 3(c) shall be true and correct, except for de minimis inaccuracies, as of the date hereof and as of the Subsequent Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct, except for de minimis inaccuracies, as of such specified date). All other representations and warranties of the Company in Section 3 shall be true and correct (without giving effect to any qualification as to materiality or Material Adverse Effect contained therein) as of the date hereof and as of the Subsequent Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Material Adverse Effect contained therein) would not have a Material Adverse Effect; and

2.            The Company shall have performed in all material respects all of its obligations hereunder required to be performed by it, and complied with the covenants hereunder applicable to it in all material respects, at or prior to the Subsequent Closing.

(ii)            The obligation of the Company to consummate the transactions contemplated hereby to be completed at the Subsequent Closing, including the issuance of the Subsequent PIPE Shares, is subject to the fulfillment, prior to or on the Subsequent Closing Date, of the following conditions:

1.            The representations and warranties of the Purchaser in Section 4 shall be true and correct (without giving effect to any qualification as to materiality contained therein) as of the date hereof and as of the Subsequent Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality contained therein) would not reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated hereby; and

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2.            The Purchaser shall have performed in all material respects all of its obligations hereunder required to be performed by it, and complied with the covenants hereunder applicable to it in all material respects, at or prior to the Subsequent Closing.

(iii)            The obligations of each of the Company and the Purchaser to consummate the transactions contemplated hereby are subject to the fulfillment, prior to or on the Subsequent Closing Date, of the following conditions:

1.            No judgment, injunction, decree or other legal restraint issued by a governmental entity shall prohibit, or have the effect of rendering unachievable, the consummation of the transactions contemplated hereby; and

2.            The Subsequent PIPE Shares shall have been authorized for listing on the New York Stock Exchange.

(c)            Neither the Company nor the Purchaser may rely on the failure of any condition in this Section 7 to be satisfied if such failure was caused by such party’s breach of its obligations under this Agreement.

Section 8. Restrictions on Transfer.

(a)            The Purchaser shall not, and shall ensure that its Affiliates under common control do not, sell, transfer, assign, convey, gift or otherwise dispose of, directly or indirectly (“Transfer”), any PIPE Shares; provided, however, that the foregoing shall not restrict in any manner a Transfer of PIPE Shares, (i) to any other person in a private transaction if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act, (ii) made in accordance with Rule 144 under the Securities Act, provided that the Company shall have the right to receive an opinion of legal counsel for the holder, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act, prior to the removal of the legend subject to Rule 144, (iii) made pursuant to a registration statement declared effective by the Commission, or (iv) pursuant to a tender offer, merger, consolidation, business combination, stock purchase or other similar transaction or series of related transactions approved by the Board and, if applicable, made to all holders of the Company’s capital stock, provided that in the event that such tender offer, merger, consolidation, business combination, stock purchase or transaction or series of related transactions is not completed, the Purchaser’s PIPE Shares shall remain subject to the restrictions set forth herein; provided, further, that the foregoing shall not restrict in any manner a Transfer of any PIPE Shares by the Purchaser (1) solely to one or more of its Affiliates under common control, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 8 and Section 9 hereof (such transferee, an “Affiliate Transferee”) or (2) pursuant to a pledge in connection with a bona fide financing transaction with a third party. Any purported Transfers of any PIPE Shares in violation of this Section 8 shall be null and void and no right, title or interest in or to such PIPE Shares issuable upon exercise thereof shall be Transferred to the purported transferee, buyer, donee or assignee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such void purported Transfer in its stock records. For the purposes of this Agreement, the Purchaser and Joseph N. Sanberg shall not be deemed to be under common control with any Person solely because Mr. Sanberg serves as an officer, director or manager of such Person unless Mr. Sanberg also beneficially owns a majority of the equity interests in such Person.

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(b)            Restrictive Legends. The Purchaser acknowledges and agrees that the PIPE Shares will bear a legend substantially similar to the legend set forth below in addition to any other legend that may be required by applicable law or by any agreement between the Company and the Purchaser. The legend may be removed pursuant to Section 8(a)(iii) and Section 8(a)(iv) as provided above.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 9. Certain Stockholder Matters.

(a)            The Purchaser shall cause all of the voting securities of the Company that are beneficially owned by it, by Joseph N. Sanberg or any of its or his respective Affiliates under common control or over which it or he or any of its or his respective Affiliates under common control have voting control to be voted with respect to any action, proposal or matter to be voted on by the stockholders of the Company (including through action by written consent), in proportion to and accordance with the vote of all stockholders of the Company; provided that this Section 9(a) will only apply to voting securities beneficially owned by the Purchaser, together with its Affiliates, in excess of 19.9% of the total voting power of the outstanding capital stock of the Company.

(b)            With respect to any matter that the Purchaser, Joseph N. Sanberg, and/or its or his respective Affiliates under common control are required to vote on in accordance with Section 9(a), the Purchaser shall (and shall cause Joseph N. Sanberg and any of its or his respective Affiliates under common control to) (i) cause each voting security owned by it or over which it has voting control to be voted at all meetings of stockholders of the Company, either by completing the proxy forms distributed by the Company or by having a designated proxy present at the meeting, (ii) deliver the completed proxy form to the Company no later than three (3) Business Days prior to the date of such meeting, and (iii) take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this Section 9.

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(c)            In furtherance of this Section 9, the Purchaser shall be, and shall cause Joseph N. Sanberg and each of its or his Affiliates under common control to be, present in person or represented by proxy at all meetings of stockholders to the extent necessary so that all voting securities of the Company as to which it is entitled to vote shall be counted as present for the purpose of determining the presence of a quorum at such meeting.

(d)            During the Standstill Period, the Purchaser hereby agrees that neither the Purchaser nor any of its Affiliates under common control will directly or indirectly: (i) effect, offer or publicly propose to effect, or cause or participate in or in any way knowingly advise, assist or encourage any other person to effect, offer or publicly propose to effect or participate in, (A) any acquisition in excess of five percent (5%) of the issued and outstanding Class A Common Stock (or beneficial ownership thereof) of the Company, or any rights to acquire any such securities (including derivative securities representing the right to vote or economic benefit of any such securities) (but disregarding any securities acquired by the Purchaser under this Agreement); (B) any tender or exchange offer, merger or other business combination involving the Company; (C) any liquidation or dissolution with respect to the Company; or (D) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Commission) or consents to vote any voting securities of the Company (other than in accordance with Section 9 hereof); (ii) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to any securities of the Company; (iii) otherwise act, alone or in concert with others, to seek to control the management, Board or policies of the Company, provided that the Purchaser is not precluded from engaging in direct, non-public conversations with the Board or management of the Company; (iv) take any action which would be reasonably expected to force the Company to make a public announcement regarding any of the types of matters set forth in (i) above; or (v) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Notwithstanding anything to the contrary contained in this Agreement, if, at any time during the Standstill Period, a third party (1) enters into an agreement with the Company contemplating the acquisition (by way of merger, tender offer or otherwise) of at least 50% of the outstanding capital stock of the Company or all or substantially all of its assets, then the restrictions set forth in this paragraph shall terminate and cease to be of any further force or effect or (2) commences a tender offer, which was approved by the Board and is made to all holders of the Company’s capital stock, for at least 50% of the outstanding capital stock of the Company or all or substantially all of its assets, then the restrictions set forth in this paragraph shall be suspended and cease to be of any further force or effect until the expiration or termination of such tender offer or until the public announcement of its withdrawal or abandonment. Notwithstanding the foregoing, nothing in this Section 9(d) shall be construed to (i) prevent the Purchaser from purchasing PIPE Shares pursuant to this Agreement, (ii) exercising any warrants acquired by the Purchaser pursuant to the Prior Purchase Agreements, (iii) subject to Section 9(a), voting in favor of any stockholder proposal, (iv) tendering any securities or receiving any consideration in connection with a bona fide tender offer, merger, consolidation, business combination, stock purchase or other similar transaction or series of related transactions that does not otherwise involve the Purchaser, (v) subject to Section 9(a), announcing how Purchaser intends to vote on any matter presented for a vote by the Company’s stockholders at an annual or special meeting of the Company, provided such announcement does not include any non-public, confidential or competitively sensitive information of the Company or (vi) making any private proposals to the Board or management of the Company or privately requesting any amendments of waivers to this Section 9(d) to the Company. For the avoidance of doubt, the Company acknowledges and agrees that the Purchaser’s purchase of the PIPE Shares pursuant to this Agreement shall not be deemed an acquisition of Class A Common Stock for purposes of Section 9(d) of the Prior Purchase Agreements.

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Section 10. Termination.

(a)            This Agreement may be terminated at any time prior to the Subsequent Closing Date:

(i)            By the Purchaser by written notice to the Company, if there is a material breach of this Agreement by the Company that is not cured by thirty (30) days after receipt of written notice by the Company (provided that the right to terminate this Agreement under this Section 10(a)(i) shall not be available to the Purchaser if it has failed to perform in any material respect any of its obligations under this Agreement or is in breach of any representation or warranty such that the condition set forth in Section 7(b)(ii)(1) or Section 7(b)(ii)(2) would not be satisfied (assuming that the date of such determination is the Subsequent Closing Date)); or

(ii)            By the Company by written notice to the Purchaser, if there is a material breach of this Agreement by the Purchaser that is not cured by thirty (30) days after receipt of written notice by the Purchaser (provided that the right to terminate this Agreement under this Section 10(a)(ii) shall not be available to the Company if it has failed to perform in any material respect any of its obligations under this Agreement or is in breach of any representation or warranty such that the condition set forth in Section 7(b)(i)(1) or Section 7(b)(i)(3) would not be satisfied (assuming that the date of such determination is the Subsequent Closing Date)).

(b)            This Agreement may be terminated at any time prior to the Subsequent Closing Date, by the mutual written consent of the Company and the Purchaser.

(c)            If this Agreement is terminated pursuant to this Section 10, this Agreement (other than Sections 11 through 22, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect. Nothing herein shall relieve any party from liability for Fraud or willful breach of this Agreement.

Section 11. Indemnification.

(a)            The Company agrees to indemnify and hold harmless the Purchaser and its respective directors, officers, members, employees, agents, Affiliates and Representatives (all such Persons being hereinafter referred to, collectively, as the “Purchaser Indemnified Persons”), against any losses, claims, damages or liabilities (“Indemnified Losses”), joint or several, to which any of the Purchaser Indemnified Persons may become subject as a direct result of any (x) breach or inaccuracy by the Company of any of its representations or warranties contained herein or (y) breach or failure to comply with any of its covenants or agreements contained herein; provided, however, that the Company shall not be liable in any such case to any Purchaser Indemnified Person to the extent that any such Indemnified Losses arise out of or are based upon (i) (x) any breach or inaccuracy of the Purchaser’s representations or warranties contained herein or (y) any breach or failure to comply with any of the Purchaser’s covenants or agreements contained herein or (ii) any violations by the Purchaser Indemnified Person of state or federal securities laws or any other conduct by the Purchaser Indemnified Person which constitutes gross negligence, willful misconduct, or Fraud.

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(b)            The Purchaser agrees to indemnify and hold harmless the Company, its directors, officers, members, employees, agents, Affiliates and Representatives (all such Persons being hereinafter referred to, collectively, as the “Company Indemnified Persons,” and together with the Purchaser Indemnified Persons, the “Indemnified Persons”) against any Indemnified Losses to which any of the Company Indemnified Persons may become subject as a direct result of any (x) breach or inaccuracy by the Purchaser of any of its representations or warranties contained herein or (y) breach or failure to comply with any of its covenants or agreements contained herein; provided, however, that the Purchaser shall not be liable in any such case to any Company Indemnified Person to the extent that any such Indemnified Losses arise out of or are based upon (i) (x) any breach or inaccuracy of the Company’s representations or warranties contained herein or (y) any breach or failure to comply with any of the Company’s covenants or agreements contained herein or (ii) any violations by such Company Indemnified Person of state or federal securities laws or any other conduct by such Company Indemnified Person which constitutes gross negligence, willful misconduct, or Fraud.

(c)            Any Indemnified Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Indemnified Person, except to the extent the indemnifying party is actually and materially prejudiced thereby) and (ii) unless in such Indemnified Person’s reasonable judgment a conflict of interest between such Indemnified Person and the indemnifying party may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnified Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the Indemnified Person without the indemnifying party’s consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the Indemnified Person or (ii) the Indemnified Person otherwise consents in writing, which consent shall not be unreasonably withheld or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any Indemnified Person, a conflict of interest may exist between such Indemnified Person and any other of such Indemnified Persons with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

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(d)            Absent Fraud, willful misconduct or gross negligence by the party against whom a remedy is sought, from and after the date hereof, the sole and exclusive remedies with respect to any and all claims relating to the subject matter of this Agreement shall be (i) monetary damages in accordance with this Section 11, (ii) the remedies set forth in Section 20, and (iii) under the Amended and Restated Registration Rights Agreement.

(e)            Notwithstanding any other provision of this Agreement, the liability for indemnification of any indemnifying party under this Agreement shall not include punitive or exemplary damages except to the extent actually awarded pursuant to a third-party claim.

Section 12. Survival. The representations and warranties of the Company and the Purchaser contained in this Agreement shall survive the Initial Closing and the Subsequent Closing, as applicable, until the date that is twelve (12) months after the Subsequent Closing. All agreements and covenants in this Agreement to be performed prior to the Subsequent Closing shall survive the Subsequent Closing until the date that is twelve (12) months after the Subsequent Closing; each other agreement and covenant shall survive the Subsequent Closing until the earlier of its fulfilment and the expiration of the statute of limitations applicable thereto (except to the extent expressly provided in this Agreement).

Section 13. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (i) on the date delivered if delivered in person, (ii) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid); (iii) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by email; or (iv) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(a)            if to the Purchaser, at:

RJB Partners LLC

[***]

with a copy (which shall not constitute notice) to:

Sullivan and Cromwell LLP

1888 Century Park East, Suite 2100

Los Angeles, CA 90067

Attention: Alison S. Ressler

Email: resslera@sullcrom.com

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(b)            if to the Company, at:

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
Attention: Chief Executive Officer
Email: legalnotices@blueapron.com

with copies (which shall not constitute notice) to:

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
Attention: General Counsel
Email: meredith.deutsch@blueapron.com

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street
Boston, MA 02109
Attention: David A. Westenberg, Esq.
Email: David.Westenberg@wilmerhale.com

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 13. If notice is given pursuant to this Section 13 of any assignment to a permitted successor or assign of a party hereto, the notice shall be given as set forth above to such successor or permitted assign of such party.

Section 14. Assignment. This Agreement may not be assigned without the prior written consent of each of the parties hereto; provided, that, the Purchaser may, without the prior written consent of the Company, assign any and all of its rights and obligations under this Agreement to (a) Long Live Bruce, LLC, a Delaware limited liability company, or (b) one or more of its Affiliates under common control; provided, that, (i) any such assignment pursuant to clauses (a) or (b) of this Section 14 shall not relieve the Purchaser of any of its primary liability for its obligations hereunder or enlarge, alter or change any obligation of the Company or due to the Purchaser hereunder and (ii) the Purchaser shall give written notice to the Company of any such assignment pursuant to clauses (a) or (b) of this Section 14 promptly following such assignment. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

Section 15. Entire Agreement. This Agreement and the Amended and Restated Registration Rights Agreement embody the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein, with respect to the standby purchase commitments or the registration rights granted by the Company with respect to the PIPE Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

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Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

Section 17. Waiver of Jury Trial; Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

Section 18. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 19. Prior Purchase Agreements.

(a)            Each party hereby agrees that the September 2021 Purchase Agreement is hereby amended to delete in its entirety Section 6(b)(ii) thereof and Section 6(j) thereof shall be amended and restated as set forth in Section 19(b) below, and that the February 2022 Purchase Agreement is hereby amended to delete in its entirety Section 6(a) thereof. Each party further agrees to waive and release the other party from any and all known and unknown claims that such party may have against the other party relating to any rights granted to such party under Section 6(b)(ii) and under Section 6(j) of the September 2021 Purchase Agreement and under Section 6(a) of the February 2022 Purchase Agreement. Except as set forth this Section 19, the other terms and conditions of the September 2021 Purchase Agreement and the February 2022 Purchase Agreement shall remain in full force and effect.

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(b)            “The Company covenants to use proceeds from the Rights Offering and the issuance and sale of the PIPE Securities and the Backstopped Securities for working capital, capital expenditures and general corporate purposes (including, without limitation, marketing, new product development and potential environmental, social and corporate governance initiatives identified by the Company); provided further that, for the avoidance of doubt, nothing in this Agreement (including, but not limited to, this section) shall restrict the ability of the Company to repay any indebtedness under the Existing Financing Agreement (including any outstanding principal balance, any accrued and unpaid interest, and any fees and expenses owed in connection therewith).”

Section 20. Specific Performance. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Purchaser, to the extent entitled to the benefit of the provisions hereof, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction. Each party agrees that it will not oppose the granting of such injunction, specific performance and other equitable relief on the basis that the other party has an adequate remedy at law.

Section 21. Fees and Expenses. The Company shall, contingent upon and reasonably promptly following the Subsequent Closing, pay the professional fees, costs and expenses of outside counsel incurred by the Purchaser and its Affiliates in connection with the negotiation, preparation and consummation of the transactions contemplated hereunder, in an amount not to exceed, in the aggregate, $75,000.

Section 22. Miscellaneous.

(a)            The Company shall not after the date of this Agreement take any action or enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Purchaser in this Agreement.

(b)            The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c)            Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(d)            The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(e)            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

BLUE APRON HOLDINGS, INC.

By:	/s/ Linda Findley
Name:	Linda Findley
Title:	President and Chief Executive Officer

RJB PARTNERS LLC

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

Annex A

Form of Amended and Restated Registration Rights Agreement

Annex A-1

Annex B

PURCHASER AND AFFILIATE OWNERSHIP

Person	Company securities beneficially owned as of the date of this Agreement
RJB Partners LLC

6,719,926 shares of Class A Common Stock

20,690,374 warrants to purchase 0.8 shares of Class A Common Stock

21,002,874 warrants to purchase 0.4 shares of Class A Common Stock

21,002,874 warrants to purchase 0.2 shares of Class A Common Stock

Joe Sanberg	214,293 shares of Class A Common Stock
Aspiration Growth Opportunities II GP, LLC	1,250 shares of Class A Common Stock

Exhibit 10.2

PURCHASE AGREEMENT

PURCHASE AGREEMENT (this “Agreement”) dated as of April 29, 2022, by and between Blue Apron Holdings, Inc., a Delaware corporation (the “Company”) and Linda Findley (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company agrees to sell to Purchaser, and the Purchaser has agreed to so purchase, at the Closing (as defined below), for an aggregate purchase price of $500,000, 41,666 shares of Class A Common Stock (the “PIPE Shares”), at a per share price of $12.00 (such transaction, the “PIPE”); and

WHEREAS, the Company has agreed to grant the Purchaser (including any of its permitted assignees) certain registration rights with respect to the PIPE Shares purchased by the Purchaser pursuant to this Agreement, in the form attached hereto as Annex A (the “Registration Rights Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Certain Other Definitions. The following terms used herein shall have the meanings set forth below:

“144 Determination” shall have the meaning set forth in Section 6(d) hereof.

“Affiliate” of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such other Person; for the purposes of this Agreement, the Company or its subsidiaries shall not be deemed to be an Affiliate of the Purchaser.

“Affiliate Transferee” shall have the meaning set forth in Section 8(a) hereof.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Board” shall mean the board of directors of the Company.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Bylaws” shall mean the Company’s Amended and Restated By-Laws, as amended to date, as the same may be further amended and/or restated from time to time.

“Capitalization Date” shall mean April 15, 2022.

“Charter” shall mean the Company’s Restated Certificate of Incorporation, as amended to date, as the same may be further amended and/or restated from time to time.

“Class A Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” shall mean the Class B common stock, par value $0.0001 per share, of the Company.

“Class C Capital Stock” shall mean the Class C capital stock, par value $0.0001 per share, of the Company.

“Closing” shall mean the closing of the PIPE pursuant to Section 2 hereof, which shall be held at 10:00 a.m. on the Closing Date at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, or such other time and place as may be agreed to by the parties hereto.

“Closing Date” shall mean the date of this Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

“Company” shall have the meaning set forth in the preamble hereof.

“Company Indemnified Persons” shall have the meaning set forth in Section 11(b) hereof.

“Company SEC Documents” shall mean all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed by the Company under the Securities Act or the Exchange Act, and any required amendments to any of the foregoing, with the Commission.

“Control” (including the terms “controlling,” “controlled by” and “under common control with”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

“Equity Incentive Plan” shall have the meaning set forth in Section 3(c) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Fraud” shall mean intentional fraud (with scienter) under Delaware common law by a Person with respect to the making of the representations and warranties in this Agreement.

“Indemnified Losses” shall have the meaning set forth in Section 11(a) hereof.

“Indemnified Persons” shall have the meaning set forth in Section 11(b) hereof.

“LLC Subsidiary” shall mean Blue Apron, LLC, a Delaware limited liability company.

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“Material Adverse Effect” shall mean any change, development, circumstance, fact or effect that, individually or taken together with any other changes, developments, circumstances, facts or effects is, or would reasonably be expected to be, materially adverse to the condition (financial or otherwise), assets, liabilities (contingent or otherwise), business operations or results of operations of the Company and its Subsidiaries (taken as a whole); provided, however, that no change, development, circumstance, fact or effect that resulted directly or indirectly from the following shall be deemed to constitute or be taken into account in determining whether a Material Adverse Effect has occurred: (i) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (ii) any change that generally affects the industry in which the Company and its Subsidiaries operate that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (iii) any change arising in connection with natural disasters, hostilities, acts of war, sabotage or terrorism or military actions that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (iv) the effect of any changes in applicable laws or accounting rules after the date of this Agreement that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (v) the effect of any natural or man-made disaster or acts of God and any national or global communicable disease outbreak, epidemic or pandemic or other national or international disaster or calamity, or any governmental response to any of the foregoing that does not have a disproportionate effect on the Company and its Subsidiaries (taken as a whole) relative to other participants in the industries in which the Company and its Subsidiaries conduct their respective businesses; (vi) any failure by the Company to meet any internal, third-party or public projections or forecasts, budgets or estimates of revenues, earnings or other financial measures or results of operations for any period; provided that the exception in this clause (vi) shall not prevent or otherwise affect a determination that the facts underlying any such effect has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Material Adverse Effect; (vii) a change in the market price, or change in trading volume, of the shares of Class A Common Stock on the New York Stock Exchange; provided that the exception in this clause (vii) shall not prevent or otherwise affect a determination that the facts underlying any such effect has resulted in, or contributed to, or would reasonably be expected to result in, or contribute to, a Material Adverse Effect; or (viii) the announcement, pendency or consummation of the transactions contemplated by this Agreement.

“New Financing Agreement” means that certain Note Purchase and Guarantee Agreement to be entered into by and among the Company, Bank of New York Mellon and each of the purchasers specified therein.

“Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“PIPE” shall have the meaning set forth in the recitals hereof.

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“PIPE Shares” shall have the meaning set forth in the recitals hereof.

“Purchaser” shall have the meaning set forth in the preamble hereof.

“Purchaser Indemnified Persons” shall have the meaning set forth in Section 11(a) hereof.

“Registrable Securities” shall have the meaning set forth in Section 6(d) hereof.

“Registration Rights Agreement” shall have the meaning set forth in the recitals hereof.

“Representative” shall mean, for a party, such party’s and its affiliates’ respective directors, officers, employees, agents and legal, accounting and financial advisors.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Shelf Registration Statement” shall have the meaning set forth in Section 6(d) hereof.

“Subsidiary” of a Person shall mean, with respect to such Person, any corporation, partnership or other legal entity of which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, has the power to elect a majority of the board of directors or similar governing body, or has Control.

“Transfer” shall have the meaning set forth in Section 8(a) hereof.

Section 2. Closing.

(a)            Purchase.

(i)            The Purchaser hereby agrees, subject to the satisfaction or waiver of the applicable conditions set forth in Section 7, to purchase from the Company, and the Company hereby agrees, subject to the satisfaction or waiver of the applicable conditions set forth in Section 7, to sell to the Purchaser at the Closing, the PIPE Shares, for an aggregate purchase price equal to $500,000.

(ii)            Payment for the PIPE Shares shall be made in full, on the Closing Date, against delivery of certificates (including in book-entry format) evidencing the PIPE Shares, in United States dollars by means of wire transfer of immediately available funds to the order of the Company, to the account or accounts designated by the Company in writing prior to the Closing.

(b)            Deliveries at Closing.

(i)            At the Closing, the Company shall deliver or cause to be delivered to the Purchaser evidence of the issuance (including in electronic book-entry format) of the PIPE Shares issued to the Purchaser pursuant to Section 2(a) hereof.

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(ii)            At the Closing, the Purchaser shall deliver or cause to be delivered to the Company payment in cash, by wire transfer of immediately available funds, of the aggregate purchase price of the PIPE Shares purchased by the Purchaser pursuant to Section 2(a) hereof.

Section 3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser (it being acknowledged and agreed that each representation and warranty (other than the representations and warranties set forth in Sections 3(a), 3(b), 3(c), 3(d), 3(e), 3(f) and 3(h)) is qualified by and subject to the information set forth in any Company SEC Documents filed after January 1, 2022 and prior to the execution of this Agreement, but excluding any disclosures set forth in any risk factors section or in any other section, in each case to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) as of the date hereof and as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date) as follows:

(a)            Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation and has all requisite power and authority to own its property and assets and to carry on its business as now conducted, except, in the case of Subsidiaries of the Company, to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

(b)            The Company has all corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and at the Closing, the Registration Rights Agreement will be, duly and validly authorized, executed and delivered by the Company and constitute binding obligations of the Company enforceable against it in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) as to enforceability, general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and (iii) as to any indemnity or contribution provision, federal or state securities laws or considerations of public policy.

(c)            The authorized capital of the Company consists of (i) 1,500,000,000 shares of Class A Common Stock, of which (A) 32,660,603 shares were issued and outstanding as of the Capitalization Date, (B) 11,656,016 shares are reserved for issuance upon exercise of outstanding warrants as of the Capitalization Date, (C) 3,052,008 shares are reserved for issuance upon exercise of options and upon vesting of other awards granted under the Company’s stock option and incentive plans as of the Capitalization Date, and (D) 1,892,079 shares are available for future issuance under the Company’s 2017 Equity Incentive Plan (the “Equity Incentive Plan”) as of the Capitalization Date; (ii) 175,000,000 shares of Class B Common Stock, none of which was issued and outstanding as of the Capitalization Date; (iii) 500,000,000 shares of Class C Capital Stock, none of which was issued and outstanding as of the Capitalization Date; and (iv) 10,000,000 shares of preferred stock, par value $0.0001 per share, none of which was issued and outstanding as of the Capitalization Date. Except as set forth in the preceding sentence or as contemplated by this Agreement, there are no other shares of capital stock issued and outstanding or securities convertible into or exchangeable for shares of capital stock of the Company. Each of the outstanding shares of capital stock or other securities of the Company and its Subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable, and, in the case of shares of capital stock of the Company’s Subsidiaries, are owned directly or indirectly by the Company. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

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(d)            All of the PIPE Shares will have been duly authorized for issuance prior to the Closing. All of the PIPE Shares, when issued and delivered by the Company against payment therefor as provided in this Agreement, will be validly issued, fully paid and non-assessable. None of the PIPE Shares will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Charter, the Bylaws, or any agreement or instrument to which the Company is a party or by which it is bound.

(e)            No consent, approval, authorization, order, registration, notice, filing, recording or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties is required for the execution and delivery by the Company of this Agreement or the Registration Rights Agreement, the performance by the Company of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, except: (i) under the Securities Act and the Exchange Act, (ii) as required to be made with the New York Stock Exchange, (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws, and (iv) such consents, approvals, authorizations, registrations or qualifications, the absence of which would not reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

(f)            The execution and delivery by the Company of this Agreement and the Registration Rights Agreement and compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby: (i) will not violate of the provisions of the Charter or Bylaws or comparable organizational documents of the Company or any of its Subsidiaries, (ii) assuming the compliance with the matters set forth in Section 3(e), will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or (iii) will not result in any default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of the properties of the Company or any of its Subsidiaries may be bound, except, in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent, materially delay or materially impair the consummation of the transactions contemplated hereby.

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(g)            Neither the Company nor any of its Subsidiaries is (i) in violation of its Charter or Bylaws or similar organizational documents, (ii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or (iii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

(h)            Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer and sale of the PIPE Shares. Assuming the accuracy of the Purchaser’s representations and warranties, none of the Company, any of its Affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any securities or solicited any offers to buy any securities, under circumstances that would require registration of the issuance of the PIPE Shares, whether through integration with prior offerings or otherwise.

Section 4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing as follows:

(a)            The Purchaser has all requisite power and authority and capacity to execute and deliver this Agreement and the Registration Rights Agreement and to perform her respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement and the Registration Rights Agreement have been or, in the case of the Registration Rights Agreement, will be at the Closing duly and validly authorized, executed and delivered by the Purchaser and constitute a binding obligation of the Purchaser, enforceable against her in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) as to enforceability, general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); and (iii) as to any indemnity or contribution provision, federal or state securities laws or considerations of public policy.

(b)            The Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and is knowledgeable, sophisticated and experienced in business and financial matters that are necessary to evaluate the risks and merits of an investment in the PIPE Shares. The Purchaser is acquiring the PIPE Shares for investment for her own account, with no present intention of dividing her participation with others or reselling or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws. The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell (excluding any pledge), transfer or grant participations to such Person or to any third person, with respect to any of the PIPE Shares.

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(c)            The Purchaser understands and acknowledges that: (i) other than pursuant to the Registration Rights Agreement and as set forth in this Agreement, the resale of any PIPE Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the PIPE Shares may not be sold or otherwise transferred unless (a) such securities are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) at the Company’s request, the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company’s counsel) to the effect that such securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) such securities are sold pursuant to Rule 144 promulgated under the Securities Act; (ii) any sale of any PIPE Shares made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such Rule; and (iii) except as may be set forth in the Registration Rights Agreement or this Agreement, neither the Company nor any other Person is under any obligation to register such PIPE Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Purchaser acknowledges that an appropriate restrictive legend will be placed on the certificate or certificates (including in book-entry format) representing the PIPE Shares.

(d)            The Purchaser acknowledges and affirms that the PIPE Shares will be issued in a private placement in reliance upon exemptions contained in the Securities Act, rules and regulations promulgated thereunder, or interpretations thereof and in the applicable state securities laws.

(e)            At the Closing, the Purchaser will have liquid, legally available cash on hand sufficient to consummate the Closing in accordance with the terms and conditions of this Agreement. The Purchaser is able to bear the financial risk of her investment in the PIPE Shares, has no need for liquidity with respect to her investment therein, and has adequate means for providing for her current needs and contingencies.

(f)            The Purchaser has been given the opportunity to conduct a due diligence review of the Company and has been afforded access to information about the Company and its financial condition and business sufficient to enable the Purchaser to evaluate her investment in the PIPE Shares. Other than the representations and warranties set forth in Section 3, the Purchaser acknowledges and agrees that the Company is not making any other representations or warranties, express or implied, regarding the PIPE Shares, or any other matter contemplated by this Agreement. The Purchaser hereby disclaims any other express or implied representations or warranties, and the Purchaser is not relying on, and will not assert any claim against, the Company, its Affiliates or any of their respective employees, directors, agents, stockholders or representatives or hold the Company or any such Persons liable with respect to any statements, information or representations or warranties, except with respect to the representations and warranties expressly contained in Section 3 in accordance with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall limit the Purchaser’s remedies with respect to claims of Fraud.

(g)            As of the date hereof, the Purchaser and her Affiliates are the beneficial owners of only the securities of the Company set forth adjacent to such Person’s name on Annex  B hereto.

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Section 5. [Reserved].

Section 6. Covenants.

(a)            Listing. The Company shall cause the PIPE Shares to be authorized for listing on the New York Stock Exchange at or prior to the Closing.

(b)            Registration Rights. At or prior to the Closing, the Company and the Purchaser shall enter into the Registration Rights Agreement in the form attached as Annex A.

(c)            Stabilization. In connection with the transactions contemplated hereby, the Purchaser will not take, and will not permit any of her respective Affiliates to take, in each case directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Class A Common Stock in violation of Regulation M under the Exchange Act.

(d)            Registration Rights. Within thirty (30) days of the date requested by the Purchaser or on such other date as mutually agreed by the Company and the Purchaser, the Company shall prepare and file with the Commission a registration statement (the “Shelf Registration Statement”) relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission, which covers all of the PIPE Shares or any other common equity securities of the Company issued as a dividend or distribution with respect to, or in exchange for or in replacement of, the PIPE Shares held by the Purchaser (the “Registrable Securities”), on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein and all exhibits thereto. Prior to filing the Shelf Registration Statement and any amendments thereto with the Commission, the Company shall provide drafts thereof to the Purchaser and her respective counsel and the Purchaser and her respective counsel shall be given a reasonable opportunity to review and comment upon such Shelf Registration Statement. The Shelf Registration Statement, in the form in which it becomes effective, will conform in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Purchaser agrees, severally but not jointly, to furnish to the Company all information with respect to the Purchaser required to be included in the Shelf Registration Statement and any other information necessary to make any such information previously furnished to the Company by the Purchaser not misleading. The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than sixty (60) days after the Shelf Registration Statement is filed pursuant to this Section 6(d), and shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until, subject to the Registration Rights Agreement, the date that all Registrable Securities covered by such Shelf Registration Statement (i) have been sold, thereunder or pursuant to Rule 144 under the Securities Act, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect (and the Purchaser shall provide any information reasonably requested by the Company or its counsel in connection with such determination), addressed and reasonably acceptable to the Company’s transfer agent and the Purchaser (the “144 Determination”); provided that, for all purposes hereunder “Registrable Securities” shall be deemed to not include any PIPE Shares beneficially owned by a Purchaser for which there has been a 144 Determination with respect to such securities.

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(e)            Purchaser Covenants. Notwithstanding anything else contained in this Agreement, following the Closing Date and until such date that no indebtedness remains outstanding under the New Financing Agreement or any refinancing indebtedness thereof, the Purchaser shall not consummate any transaction or series of transactions, including the exercise of any warrant, option or other derivative securities, which would result in a “Change in Control” under the New Financing Agreement without the prior written consent of the Company.

(f)            The Company covenants that it shall exercise commercially reasonable efforts to submit to Purchaser and the Internal Revenue Service within twenty (20) Business Days after the Purchaser’s written request therefor, such information (to the extent within the Company’s possession) as may be reasonably required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder.

(g)            [Reserved.]

(h)            The Purchaser and the Company shall agree on a mutually acceptable press release announcing the transactions contemplated hereby, which press release shall be mutually acceptable to each of Purchaser and the Company.

Section 7. Conditions to Closing.

(a)            The obligation of the Purchaser to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)            The representations and warranties of the Company in Section 3(a) shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date. The representations and warranties of the Company in Section 3(b), Section 3(d) and Section 3(h) shall be true and correct as of the date hereof and as of the Closing Date as if made as of such date. The representations and warranties of the Company in Section 3(c) shall be true and correct, except for de minimis inaccuracies, as of the date hereof and as of the Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct, except for de minimis inaccuracies, as of such specified date). All other representations and warranties of the Company in Section 3 shall be true and correct (without giving effect to any qualification as to materiality or Material Adverse Effect contained therein) as of the date hereof and as of the Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality or Material Adverse Effect contained therein) would not have a Material Adverse Effect;

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(ii)            The Company shall have executed and delivered to the Purchaser a duly executed copy of the Registration Rights Agreement; and

(iii)            The Company shall have performed in all material respects all of its obligations hereunder required to be performed by it, and complied with the covenants hereunder applicable to it in all material respects, at or prior to the Closing.

(b)            The obligation of the Company to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)            The representations and warranties of the Purchaser in Section 4 shall be true and correct (without giving effect to any qualification as to materiality contained therein) as of the date hereof and as of Closing Date as if made as of such date (except for representations and warranties made as of a specified date, which shall be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (without giving effect to any qualification as to materiality contained therein) would not reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated hereby; and

(ii)            The Purchaser shall have performed in all material respects all of her obligations hereunder required to be performed by her, and complied with the covenants hereunder applicable to her in all material respects, at or prior to the Closing.

(c)            The obligations of each of the Company and the Purchaser to consummate the transactions contemplated hereby are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i)            No judgment, injunction, decree or other legal restraint issued by a governmental entity shall prohibit, or have the effect of rendering unachievable, the consummation of the transactions contemplated hereby; and

(ii)            The PIPE Shares shall have been authorized for listing on the New York Stock Exchange.

(d)            Neither the Company nor the Purchaser may rely on the failure of any condition in this Section 7 to be satisfied if such failure was caused by such party’s breach of its or her obligations under this Agreement.

Section 8. Restrictions on Transfer.

(a)            The Purchaser shall not, and shall ensure that her Affiliates under common control do not, sell, transfer, assign, convey, gift or otherwise dispose of, directly or indirectly (“Transfer”), any PIPE Shares; provided, however, that the foregoing shall not restrict in any manner a Transfer of PIPE Shares, (i) to any other person in a private transaction if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act, (ii) made in accordance with Rule 144 under the Securities Act, provided that the Company shall have the right to receive an opinion of legal counsel for the holder, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act, prior to the removal of the legend subject to Rule 144, (iii) made pursuant to a registration statement declared effective by the Commission, or (iv) pursuant to a tender offer, merger, consolidation, business combination, stock purchase or other similar transaction or series of related transactions approved by the Board and, if applicable, made to all holders of the Company’s capital stock, provided that in the event that such tender offer, merger, consolidation, business combination, stock purchase or transaction or series of related transactions is not completed, the Purchaser’s PIPE Shares shall remain subject to the restrictions set forth herein; provided, further, that the foregoing shall not restrict in any manner a Transfer of any PIPE Shares by the Purchaser (1) solely to one or more of her Affiliates under common control, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 8 (such transferee, an “Affiliate Transferee”) or (2) pursuant to a pledge in connection with a bona fide financing transaction with a third party. Any purported Transfers of any PIPE Shares in violation of this Section 8 shall be null and void and no right, title or interest in or to such PIPE Shares issuable upon exercise thereof shall be Transferred to the purported transferee, buyer, donee or assignee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such void purported Transfer in its stock records.

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(b)            Restrictive Legends. The Purchaser acknowledges and agrees that the PIPE Shares will bear a legend substantially similar to the legend set forth below in addition to any other legend that may be required by applicable law or by any agreement between the Company and the Purchaser. The legend may be removed pursuant to Section 8(a)(iii) and Section 8(a)(iv) as provided above.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Section 9. [Reserved].

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Section 10. Termination.

(a)            This Agreement may be terminated at any time prior to the Closing Date:

(i)            By the Purchaser by written notice to the Company, if there is a material breach of this Agreement by the Company that is not cured by thirty (30) days after receipt of written notice by the Company (provided that the right to terminate this Agreement under this Section 10(a)(i) shall not be available to the Purchaser if she has failed to perform in any material respect any of her obligations under this Agreement or is in breach of any representation or warranty such that the condition set forth in Section 7(b)(i) or Section 7(b)(ii) would not be satisfied (assuming that the date of such determination is the Closing Date)); or

(ii)            By the Company by written notice to the Purchaser, if there is a material breach of this Agreement by the Purchaser that is not cured by thirty (30) days after receipt of written notice by the Purchaser (provided that the right to terminate this Agreement under this Section 10(a)(ii) shall not be available to the Company if it has failed to perform in any material respect any of its obligations under this Agreement or is in breach of any representation or warranty such that the condition set forth in Section 7(a)(i) or Section 7(a)(iii) would not be satisfied (assuming that the date of such determination is the Closing Date)).

(b)            This Agreement may be terminated at any time prior to the Closing Date, by the mutual written consent of the Company and the Purchaser.

(c)            If this Agreement is terminated pursuant to this Section 10, this Agreement (other than Sections 11 through 22, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect. Nothing herein shall relieve any party from liability for Fraud or willful breach of this Agreement.

Section 11. Indemnification.

(a)            The Company agrees to indemnify and hold harmless the Purchaser and her respective directors, officers, members, employees, agents, Affiliates and Representatives (all such Persons being hereinafter referred to, collectively, as the “Purchaser Indemnified Persons”), against any losses, claims, damages or liabilities (“Indemnified Losses”), joint or several, to which any of the Purchaser Indemnified Persons may become subject as a direct result of any (x) breach or inaccuracy by the Company of any of its representations or warranties contained herein or (y) breach or failure to comply with any of its covenants or agreements contained herein; provided, however, that the Company shall not be liable in any such case to any Purchaser Indemnified Person to the extent that any such Indemnified Losses arise out of or are based upon (i) (x) any breach or inaccuracy of the Purchaser’s representations or warranties contained herein or (y) any breach or failure to comply with any of the Purchaser’s covenants or agreements contained herein or (ii) any violations by the Purchaser Indemnified Person of state or federal securities laws or any other conduct by the Purchaser Indemnified Person which constitutes gross negligence, willful misconduct, or Fraud.

(b)            The Purchaser agrees to indemnify and hold harmless the Company, its directors, officers, members, employees, agents, Affiliates and Representatives (all such Persons being hereinafter referred to, collectively, as the “Company Indemnified Persons,” and together with the Purchaser Indemnified Persons, the “Indemnified Persons”) against any Indemnified Losses to which any of the Company Indemnified Persons may become subject as a direct result of any (x) breach or inaccuracy by the Purchaser of any of her representations or warranties contained herein or (y) breach or failure to comply with any of her covenants or agreements contained herein; provided, however, that the Purchaser shall not be liable in any such case to any Company Indemnified Person to the extent that any such Indemnified Losses arise out of or are based upon (i) (x) any breach or inaccuracy of the Company’s representations or warranties contained herein or (y) any breach or failure to comply with any of the Company’s covenants or agreements contained herein or (ii) any violations by such Company Indemnified Person of state or federal securities laws or any other conduct by such Company Indemnified Person which constitutes gross negligence, willful misconduct, or Fraud.

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(c)            Any Indemnified Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Indemnified Person, except to the extent the indemnifying party is actually and materially prejudiced thereby) and (ii) unless in such Indemnified Person’s reasonable judgment a conflict of interest between such Indemnified Person and the indemnifying party may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnified Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the Indemnified Person without the indemnifying party’s consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the Indemnified Person or (ii) the Indemnified Person otherwise consents in writing, which consent shall not be unreasonably withheld or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any Indemnified Person, a conflict of interest may exist between such Indemnified Person and any other of such Indemnified Persons with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

(d)            Absent Fraud, willful misconduct or gross negligence by the party against whom a remedy is sought, from and after the date hereof, the sole and exclusive remedies with respect to any and all claims relating to the subject matter of this Agreement shall be (i) monetary damages in accordance with this Section 11, (ii) the remedies set forth in Section 20, and (iii) under the Registration Rights Agreement.

(e)            Notwithstanding any other provision of this Agreement, the liability for indemnification of any indemnifying party under this Agreement shall not include punitive or exemplary damages except to the extent actually awarded pursuant to a third-party claim.

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Section 12. Survival. The representations and warranties of the Company and the Purchaser contained in this Agreement shall survive the Closing until the date that is twelve (12) months after the Closing. All agreements and covenants in this Agreement to be performed prior to the Closing shall survive the Closing until the date that is twelve (12) months after the Closing; each other agreement and covenant shall survive the Closing until the earlier of its fulfilment and the expiration of the statute of limitations applicable thereto (except to the extent expressly provided in this Agreement).

Section 13. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (i) on the date delivered if delivered in person, (ii) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid); (iii) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by email; or (iv) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(a)           if to the Purchaser, at:

Linda Findley

[***]

with a copy (which shall not constitute notice) to:

(b)           if to the Company, at:

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
Attention: Chief Executive Officer
Email: legalnotices@blueapron.com

with copies (which shall not constitute notice) to:

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
Attention: General Counsel
Email: meredith.deutsch@blueapron.com

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street
Boston, MA 02109
Attention: David A. Westenberg, Esq.
Email: David.Westenberg@wilmerhale.com

15

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 13. If notice is given pursuant to this Section 13 of any assignment to a permitted successor or assign of a party hereto, the notice shall be given as set forth above to such successor or permitted assign of such party.

Section 14. Assignment. This Agreement may not be assigned without the prior written consent of each of the parties hereto; provided, that, in the case of the Purchaser, this Agreement may be assigned with only the prior written consent of the Company. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

Section 15. Entire Agreement. This Agreement and the Registration Rights Agreement embody the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein, with respect to the standby purchase commitments or the registration rights granted by the Company with respect to the PIPE Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

Section 17. Waiver of Jury Trial; Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

Section 18. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

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Section 19. [Reserved.]

Section 20. Specific Performance. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Purchaser, to the extent entitled to the benefit of the provisions hereof, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction. Each party agrees that it will not oppose the granting of such injunction, specific performance and other equitable relief on the basis that the other party has an adequate remedy at law.

Section 21. [Reserved.]

Section 22. Miscellaneous.

(a)            The Company shall not after the date of this Agreement take any action or enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Purchaser in this Agreement.

(b)            The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c)            Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(d)            The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(e)            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

BLUE APRON HOLDINGS, INC.

By:	/s/ Randy Greben
Name:	Randy J. Greben
Title:	Chief Financial Officer and Treasurer

By:	/s/ Linda Findley
Linda Findley

Annex A

Form of Registration Rights Agreement

Annex A-1

Annex B

PURCHASER AND AFFILIATE OWNERSHIP

Person	Company securities beneficially owned as of the date of this Agreement
Linda Findley	189,078

Annex B-1

Exhibit 10.3

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 29, 2022, by and among Blue Apron Holdings, Inc., a Delaware corporation (the “Company”) and RJB Partners LLC, a Delaware limited liability company (“the “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company and the Purchaser are parties to (i) that certain Registration Rights Agreement, by and among the Company, the Purchaser, and Matthew B. Salzberg, dated as of November 4, 2021 (the “Prior Registration Rights Agreement”), (ii) that certain Registration Rights Agreement, by and between the Company and the Purchaser, dated as of February 14, 2022 (the “February Registration Rights Agreement”) and (iii) that certain Purchase Agreement, by and between the Company and the Purchaser, dated as of February 14, 2022 (the “February 2022 Purchase Agreement”);

WHEREAS, pursuant to the February Registration Rights Agreement, the Company agreed to grant certain registration rights to the Purchaser (including any of its Permitted Transferees) with respect to 357,143 shares of Class A Common Stock (the “February 2022 PIPE Shares”) and 500,000 shares of Class A Common Stock issued or issuable upon exercise of the warrants purchased by the Purchaser pursuant to the February 2022 Purchase Agreement (such shares, the “February 2022 PIPE Warrant Shares” and such warrants, the “February 2022 PIPE Warrants”);

WHEREAS, the Company and the Purchaser entered into that certain Purchase Agreement, dated as of April 29, 2022 (the “Purchase Agreement”), pursuant to which the Company agreed to sell to the Purchaser 3,333,333 shares of Class A Common Stock (the “April 2022 PIPE Shares”);

WHEREAS, pursuant to the Purchase Agreement, the Company agreed to grant certain registration rights to the Purchaser (including any of its Permitted Transferees) with respect to the April 2022 PIPE Shares; and

WHEREAS, the Company and the Purchaser desire to amend and restate the February Registration Rights Agreement to establish certain registration rights in respect of the April 2022 PIPE Shares;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such other Person; for the purposes of this Agreement, the Company or its subsidiaries shall not be deemed to be an Affiliate of the Purchaser.

“Agreement” means this Amended and Restated Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Amended and Restated Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“February 2022 PIPE Warrant Shares” shall have the meaning ascribed to it in the recitals of this Agreement.

“February 2022 PIPE Warrants” shall have the meaning ascribed to it in the recitals of this Agreement.

“February 2022 Purchase Agreement” shall have the meaning ascribed to it in the recitals of this Agreement.

“February Registration Rights Agreement” shall have the meaning ascribed to it in the recitals of this Agreement.

“Holders” means the Purchaser and its Permitted Transferees.

“Permitted Transfer” means with respect to any Registrable Securities any transfer of Registrable Securities in the manner permitted for such Registrable Securities under clause (i), clause (1) or clause (2) of Section 8(a) of the Purchase Agreement.

“Permitted Transferee” means any Person who receives Registrable Securities pursuant to a Permitted Transfer and executes a joinder to this Agreement in the form attached hereto as Exhibit A.

“Person” means an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“Prior Registration Rights Agreement” shall have the meaning ascribed to it in the recitals of this Agreement.

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Purchased Company Shares” shall mean, collectively, the February 2022 PIPE Shares and the April 2022 PIPE Shares.

“Purchaser” shall have the meaning ascribed to it in the first paragraph of this Agreement.

“Registrable Securities” means the Purchased Company Shares, the February 2022 PIPE Warrant Shares, and any other securities that may be acquired or issued upon exercise of the February 2022 PIPE Warrants or any other common equity securities of the Company issued as a dividend or distribution with respect to, or in exchange for or in replacement of, the Purchased Company Shares or the February 2022 PIPE Warrant Shares, in each case held by the Holders. Equity securities will cease being Registrable Securities when they are (i) sold by the holder thereof pursuant to Rule 144, (ii) eligible to be sold by the holder thereof pursuant to Rule 144 and such sale can be made without restriction as to volume or manner of sale under Rule 144 unless the applicable Holder has determined in good faith that the inclusion of such securities as “Registrable Securities” is reasonably necessary or advisable to implement the Holders’ strategy with respect to selling such securities (for the avoidance of doubt, including the price, quantum and time at which such securities may be sold) or (iii) sold pursuant to any offering registered under the Securities Act (including, for the avoidance of doubt, under the Shelf Registration Statement).

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“SEC” means the Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means any shares of Class A Common Stock and any other securities that may be issued after the date hereof in respect of, or in exchange for such Class A Common Stock.

“Shelf Registration Statement” means a “shelf” registration statement of the Company relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities held by the Holders, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Termination Date” means the first date on which there are no Registrable Securities or there are no Holders.

“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters pursuant to an underwriting agreement.

Section 2. Shelf Registration.

(a)            Required Registration. The Company shall (i) cause a Shelf Registration Statement to be filed with the SEC (x) within thirty (30) days of the date that a Holder requests the Company to make such filing or (y) on such other date as mutually agreed by the Company and a Holder, and (ii) use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as promptly as possible but in any event no later than sixty (60) days after the Shelf Registration Statement is filed pursuant to clause (i) (the “Shelf Registration”). Each Holder agrees, severally but not jointly, to furnish to the Company (i) in writing, all information with respect to such Holder that the Company reasonably deems required or advisable to be included in the Shelf Registration Statement and any other information necessary to make any such information previously furnished to the Company by such Holder not misleading and (ii) completed and executed selling shareholder questionnaires, powers of attorney, indemnities and other documents reasonably required by the Company at least five (5) days prior to the anticipated filing date. Prior to filing the Shelf Registration Statement and any amendments thereto with the SEC, the Company shall provide drafts thereof to the Purchaser and its counsel, and the Purchaser and its counsel shall be given a reasonable opportunity to review and comment upon such Shelf Registration Statement. The Shelf Registration Statement, in the form in which it becomes effective, will conform in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for as long as the Holders hold any Registrable Securities. The Company further agrees, if necessary, to promptly supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(b)           Right to Request Registration. Subject to the provisions hereof, at any time the Shelf Registration Statement covering all Registrable Securities is not effective, other than as permitted in accordance with Section 4 hereof, and until the Termination Date, a Holder may at any time request registration under the Securities Act for resale of all, but not less than all, of the Registrable Securities then-held by the applicable Holder(s) (a “Demand Registration” and each Holder who properly initiates such request shall be referred to individually as an “Initiating Holder” and collectively as the “Initiating Holders”). Subject to Section 2(f) and Sections 4 and 5 below, the Company shall (i) file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2(b) (a “Demand Registration Statement”) within forty-five (45) days after the Initiating Holders’ request therefor and (ii) use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. To the extent requested by the Initiating Holders, the Demand Registration Statement shall allow the offer and sale of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act, unless the Company is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by the Securities Act and the rules thereunder.

(c)            Number of and Restrictions on Demand Registrations. Subject to the limitations of Sections 2(b) and 4(a), the Holders collectively shall be entitled to effect one (1) Demand Registration hereunder, provided that the total number of Demand Registrations effected hereunder plus the total number of Demand Registrations effected under the Prior Registration Rights Agreement by RJB Holders (as such term is defined therein) shall not exceed either (i) five (5) Demand Registrations in the aggregate or (ii) two (2) Demand Registrations in any 12-month period. A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective. Subject to Section 2(e), no Holder shall be entitled to request a Demand Registration (i) if the Shelf Registration Statement is effective and not subject to suspension permitted under Section 4 hereof or (ii) if there is an effective Demand Registration Statement which permits the offer and sale of the Registrable Securities on a continuous basis under Rule 415. Further, no Holder shall be entitled to request a Demand Registration at any time when the Company is diligently pursuing a primary or secondary underwritten offering.

(d)            Priority on Demand Registrations. The Company may include securities other than Registrable Securities in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such securities may be included only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Initiating Holder that in their opinion the number of securities proposed to be included in the Demand Registration exceeds the number of securities which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of any Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Securities that the Initiating Holder proposes to sell, and (ii) second, the number of securities proposed to be included therein by any other Persons (including securities to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of securities which can be sold is less than the number of securities proposed to be registered pursuant to clause (i) above by the Initiating Holder, the number of securities to be sold shall be allocated to the Initiating Holder in their entirety.

(e)            Underwritten Offerings. The Holders shall be entitled to request an underwritten offering or a block trade (i) in connection with a Demand Registration, subject to the terms and conditions of this Section 2 or (ii) at any time that a Shelf Registration Statement covering Registrable Securities is effective (a “Shelf Underwritten Offering”). The Company shall as promptly as reasonably practicable (and in any event within twenty (20) days) amend or supplement any Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering and otherwise use its commercially reasonable efforts to facilitate such Shelf Underwritten Offering, provided that, in the case of any Shelf Underwritten Offering, the Holders agree to consult in good faith with the chief executive officer and/or chief financial officer of the Company regarding the Company’s involvement in such Shelf Underwritten Offering and agree to consider in good faith any reasonable suggestions or comments provided on a timely basis by such officer(s) with regard to the Company’s involvement in such Shelf Underwritten Offering to such Holders, the managing underwriters, or their respective counsel. For the avoidance of doubt, a Shelf Underwritten Offering constitutes a Demand Registration with respect to the applicable Holder. If any of the Registrable Securities are to be sold in an underwritten offering, the Holders of a majority of the securities to be included in such offering shall select the managing underwriter or underwriters (which shall be reasonably acceptable to the board of directors of the Company) to administer any such offering.

(f)            Effective Period of Demand Registration. Upon the date of effectiveness of the Demand Registration (if the offering thereunder is an underwritten offering) and if such offering is priced promptly on or after such date, the Company shall use commercially reasonable efforts to keep such Demand Registration Statement effective for sale on a continuous basis under Rule 415, or if such rule is unavailable to the Company, for a period equal to one hundred eighty (180) days from such date (or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) or such shorter period which shall terminate when all of the Registrable Securities covered by such Demand Registration have been sold by the Initiating Holder. If the Company shall withdraw the Demand Registration pursuant to Section 5 before the end of such period, the Initiating Holder shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count as the one permitted Demand Registration hereunder if (i) after the Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Securities thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Initiating Holder or its Affiliates and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Securities or (ii) if the Demand Registration is for an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not attributable to the Initiating Holder or its Affiliates, and as a result of any such circumstances described in clause (i) or (ii), less than seventy five percent (75%) of the Registrable Securities covered by the Registration Statement are sold by the Initiating Holder pursuant to such Registration Statement.

Section 3. Piggyback Registrations.

(a)            Right to Piggyback. Prior to the Termination Date, in the event the Shelf Registration Statement is not effective, whenever the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of securities, and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give written notice to the Holders of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Securities with respect to which the Company has received a written request for inclusion therein from a Holder within ten (10) days after such Holder’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances. The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. Any Holder may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw at least five (5) days prior to the effectiveness of such Registration Statement or prior to the pricing of the applicable offering. No registration effected under this Section 3 shall relieve the Company of its obligations to effect any registration of the sale of Registrable Securities under Section 2(a) and no registration effected pursuant to this Section 3 shall be deemed to have been effected pursuant to Section 2(b).

(b)           Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration) that in their good faith opinion the number of securities proposed to be included in such offering exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of securities requested to be included therein by holders of securities, including the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among all participating holders on the basis of the number of securities requested to be included therein by all such holders or as such holders and the Company may otherwise agree.

(c)           Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of securities other than a Holder and the managing underwriters advise the Company that in their good faith opinion the number of securities proposed to be included in such registration exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), then the Company shall include in such registration (i) first, the number of securities requested to be included therein by the holder(s) requesting such registration (including any Initiating Holders), (ii) second, the number of securities requested to be included therein by other holders of securities including any other Holders (if any other Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among participating holders on the basis of the number of securities requested to be included therein by such holders or as such holders and the Company may otherwise agree and (iii) third, the number of securities that the Company proposes to sell. For the avoidance of doubt, if a Piggyback Registration is effected pursuant to this Section 3 by certain Holders with regard to a Demand Registration Statement resulting from a Demand Registration initiated by one or more other Holders that are parties hereto, the underlying Demand Registration would still be deemed to have been effected for the Initiating Holders.

(d)            Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, subject to the terms and conditions of Section 2 hereof, the Company shall have the sole right to select the managing underwriter or underwriters to administer any such offering.

(e)            Basis of Participation. The Holders may not sell Registrable Securities in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.

Section 4. Suspension Periods.

(a)            Suspension Periods. The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Shelf Registration or Demand Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Securities pursuant to a Shelf Registration or Demand Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) above, only if (A) the Company, by decision of either its chief executive officer or its board of directors or similar governing body, determines in her or its reasonable and good faith judgement (x) that proceeding with such an offering would require the Company to disclose material non-public information that would not otherwise be required to be disclosed at that time and that the Company has, in the reasonable business judgment of its chief executive officer, a valid business purpose to continue to retain as confidential or (y) that the registration or offering to be delayed could, if not delayed, materially adversely affect any bona fide pending or proposed transaction that would be material to the Company and its subsidiaries taken as a whole, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason or (B) the registration or offering to be delayed would, if not delayed, render the Company unable to comply with requirements under the Securities Act or Exchange Act, the rules and regulations of the SEC, FINRA, or state securities authority, or other applicable laws or the requirements of any securities exchange on which the Company’s securities are listed. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 4 is herein called a “Suspension Period.” If pursuant to this Section 4 the Company delays or withdraws a Demand Registration requested by the Holders, the Initiating Holders making the request shall be entitled to withdraw such request and, if they do so, such request shall not count against the limitation on the number of such registrations set forth in Section 2. The Company shall provide prompt written notice to participating Holders of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 4), but shall not be obligated under this Agreement to disclose the reasons therefor. Holders shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period under the applicable Registration Statement. The Company may not commence a Suspension Period more than two (2) times during any twelve (12) month-period. Each Suspension Period shall be in effect for no more than ninety (90) days and, in the aggregate, Suspension Periods may not be in effect for more than one hundred and twenty (120) days in any twelve (12)-month period.

(b)            Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.

Section 5. Holdback Agreements.

The restrictions in this Section 5 shall apply to a Holder for as long as such Holder is the beneficial owner of any Registrable Securities, as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act. If the Company proposes to sell Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act, or if any other Person proposes to sell securities in a secondary underwritten offering, in each case in which the Holders have been provided piggyback rights in accordance with Section 3 hereof, and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Holders) that a public sale or distribution of securities outside such offering would materially adversely affect such offering, then, if requested by the Company, each Holder shall agree, severally and not jointly, as contemplated in this Section 5, not to (and to cause Affiliates controlled by such Holder or under common control with such Holder, not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Securities (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Securities) for a period (each such period, a “Holdback Period”) beginning on the tenth day before the pricing date for the underwritten offering and extending through the earlier of (i) the ninetieth day after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company) and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Holders, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters. Notwithstanding the foregoing, (i) the Holders shall not be obligated to enter a Holdback Agreement unless the Company and each selling shareholder in such offering, if any, also execute agreements substantially similar to such Holdback Agreement, (ii) the Holdback Period applicable to the Holders shall not be longer than that which is applicable to any other holder of Shares and (iii) any agreement with the underwriters with respect to a Holdback Period shall provide that the underwriters may not waive the holdback period for any other holder of Shares unless it is similarly waived for the Holders. A Holdback Agreement shall not apply to (i) the exercise of any warrants or options to purchase securities of the Company (provided that such restrictions shall apply with respect to the securities issuable upon such exercise), (ii) any securities included in the underwritten offering giving rise to the application of this Section 5 or (iii) any Permitted Transfer.

Section 6. Registration Procedures.

(a)           Whenever a Holder requests that any Registrable Securities be registered pursuant to this Agreement or requests a Shelf Underwritten Offering, the Company shall use commercially reasonable efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein, use its commercially reasonable efforts to:

(i)            subject to the other provisions of this Agreement, in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and cause such Registration Statement to become effective (unless it is automatically effective upon filing); provided, that before filing a Registration Statement pursuant to this Agreement, the Company will furnish to counsel of the Holders in such offering copies of the registration statement, any prospectus, and prospectus supplement, and such other documents proposed to be filed with the SEC as such Holders may reasonably request, and the Company shall give the Holders and their counsel a reasonable opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process (and the Holders of the Registrable Securities covered by such Registration Statement shall have the right to request that the Company modify any information contained in such Registration Statement pertaining to the Holders and the Company will use its commercially reasonable efforts to address requests such Holders may reasonably propose);

(ii)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the securities covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement; provided, that before filing any amendments or supplements or any free writing prospectuses related thereto, the Company will furnish to counsel of the Holders in such offering copies of the registration statement, any prospectus, and prospectus supplement, and such other documents proposed to be filed with the SEC as such Holders may reasonably request, and the Company shall give the Holders and their counsel a reasonable opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process (and the Holders of the Registrable Securities covered by such Registration Statement shall have the right to request that the Company modify any information contained in such Registration Statement, amendment or supplement thereto pertaining to the Holders and the Company will use its commercially reasonable efforts to address requests such Holders may reasonably propose);

(iii)          if requested by the managing underwriters (if any) or the holders of a majority of the then outstanding Registrable Securities included in such Registration Statement, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriters (if any) or such holders may reasonably request in order to permit the intended method of distribution of such securities and to make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request;

(iv)          obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States;

(v)           deliver, without charge, such number of copies of the Registration Statement, preliminary and final Prospectus and any supplement or exhibit thereto or documents incorporated therein as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities of Holders covered by such Registration Statement in conformity with the requirements of the Securities Act, and the Company hereby consents to the use of such Registration Statement, Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered thereby;

(vi)          register or qualify such Registrable Securities under such other securities or blue sky laws as the Holders or underwriters reasonably request and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (v), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(vii)         notify the Holders and each distributor of such Registrable Securities identified by the Holders, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the reasonable request of the Holders, prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(viii)        in the case of an underwritten offering in which the Holders participate pursuant to a Demand Registration or a Piggyback Registration, enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making appropriate personnel of the Company available at reasonable times and places to assist in customary road-shows that the managing underwriters determine are necessary or advisable to effect the offering);

(ix)           in the case of an underwritten offering in which the Holders participate pursuant to a Demand Registration or a Piggyback Registration, and to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)), (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(x)            cause all such Registrable Securities to be listed on the New York Stock Exchange or such other national securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(xi)           provide a transfer agent, registrar and CUSIP number (if applicable) for all such Registrable Securities not later than the effective date of such Registration Statement and, at a reasonable time before any proposed sale of Registrable Securities pursuant to a Registration Statement, provide the transfer agent with printed certificates or book entry statements for, or other indicia acceptable to the transfer agent of, the Registrable Securities to be sold;

(xii)          make generally available to its shareholders, as soon as reasonably practicable, a consolidated earnings statement (which need not be audited) for a period of twelve (12) months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)         promptly notify each Holder and the managing underwriters of any underwritten offering, if any:

(A)          when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(B)          of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Holders;

(C)          of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(D)          of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

(xiv)        cooperate and assist in any filings required to be made with FINRA;

(xv)         if the Shelf Registration Statement covering Registrable Securities has been outstanding for at least three years and any Registrable Securities remain outstanding, at the end of the third year, file a new Shelf Registration Statement covering the Registrable Securities; and

(xvi)        take such other actions and deliver such other documents and instruments as may be reasonably requested and are necessary to facilitate the registration and disposition of Registrable Securities as contemplated hereby.

For the avoidance of doubt, the provisions of clauses (viii) and (ix) of this Section 6(a) shall apply only in respect of an underwritten offering.

(b)           No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Holders or any underwriter or other distributor specifically for use therein.

(c)           At all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use commercially reasonable efforts to continuously maintain in effect the Registration Statement of Class A Common Stock under Section 12 of the Exchange Act and to use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Holders to be eligible to sell Registrable Securities (if any) pursuant to Rule 144 under the Securities Act.

(d)           The Company may require each Holder and each distributor of Registrable Securities as to which any registration is being effected to, and each Holder severally and not jointly agrees to, and to cause any distributor to, furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e)           The Holders agree that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 6(a)(vii), such Holders will immediately discontinue (and direct any other Persons making offers and sales of Registrable Securities to immediately discontinue) offers and sales of Registrable Securities pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 of the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(vii), and, if so directed by the Company, each such Holder will deliver to the Company all copies, other than permanent file copies then in the Holders’ possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(f)            The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus. Neither the Holders nor any other seller of Registrable Securities may use a free-writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g)           It is understood and agreed that any failure of the Company to file a Registration Statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Sections 2, 4 or 6 or otherwise in this Agreement, due to reasons that are not reasonably within its control (including, for the avoidance of doubt, bona fide delays related to the services to be provided by third parties including the Company’s auditors or advisors), or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and commercially reasonable efforts to resolve those comments, shall not be a breach of this Agreement.

(h)           It is further understood and agreed that the Company shall not have any obligations under this Section 6 at any time on or after the Termination Date, unless an underwritten offering in which the Holders have participated has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 6 shall continue with respect to such offering until it is so completed (but not more than sixty (60) days after the commencement of the offering).

(i)            Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Securities in a Registration Statement unless it has received from participating Holders, at least five (5) days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by such Holders for inclusion therein.

Section 7. Registration Expenses.

(a)           All fees and expenses incurred by the Company incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants, custodians and other Persons retained by the Company, internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties) and expenses in connection with participation in any road show, and the reasonable and documented fees and disbursements of one (1) counsel for the Holders, collectively, shall be borne by the Company during the term of this Agreement, provided that the legal fees and disbursements payable hereunder in connection with Holders’ counsel plus the legal fees and disbursements payable under the Prior Registration Rights Agreement in connection with the RJB Holders’ counsel shall not exceed $200,000 in the aggregate. Subject to the preceding sentence, the applicable Holder shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Securities by such Holder and shall pay all fees and expenses of any selling brokers, dealer managers or similar securities industry professionals or any other advisers representing such Holder and any related stock transfer taxes.

(b)           The obligation of the Company to bear the expenses described in Section 7(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended.

Section 8. Indemnification.

(a)           The Company shall indemnify, to the fullest extent permitted by law, each Holder, its respective officers, directors, members, employees, agents, Affiliates, and Representatives, and each Person who controls such Holder (within the meaning of the Securities Act) (collectively, the “Holder Indemnified Persons”) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus, free writing prospectus or any amendment thereof or supplement thereto, in the information conveyed by the Company or its representatives to a purchaser at the time of sale to such purchaser or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar foreign, federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the applicable Holder expressly for use therein; (ii) use by the applicable Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective; (iii) an applicable Holder’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities (except to the extent caused by the Company’s breach of its obligations under this Agreement); (iv) the disposition of any Registrable Securities pursuant to any Registration Statement or Prospectus covering such Registrable Securities by an applicable Holder during a Suspension Period; (v) any breach or failure to comply with any of the Holder’s covenants or agreements contained herein or (vi) any violations by such Holder Indemnified Person of state or federal securities laws. In connection with an underwritten offering, in which any Holder participates, conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of any participating Holder.

(b)           In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors, members, employees, agents, Affiliates, and Representatives and each Person who controls the Company (within the meaning of the Securities Act) (collectively, the “Company Indemnified Persons”) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of such participating Holder expressly for use therein; provided, however, that such Holder will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any breach or failure to comply with any of the Company’s covenants or agreements contained herein or (ii) any violations by such Company Indemnified Person of state or federal securities laws. No Holder of Registrable Securities shall be liable in respect of indemnity amounts for more than the net proceeds actually received by such Holder in connection with such Registrable Securities.

(c)           Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim). If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations or imposition of equitable remedies on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to with regard to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement (but such consent will not be unreasonably withheld).

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Securities made before the Termination Date or during the period following the Termination Date referred to in Section 6(h).

(e)           If the indemnification provided for in or pursuant to this Section 8 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

Section 9. Securities Act Restrictions.

Subject to the terms and conditions of the Purchase Agreement, to the extent the Registrable Securities are restricted securities under the Securities Act, they may not be offered or sold except pursuant to an effective Registration Statement or an available exemption from registration under the Securities Act. Accordingly, the Holders shall not, directly or through others, offer or sell any Registrable Securities except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any transfer of Registrable Securities, other than pursuant to an effective registration statement or in accordance with Section 8(a) of the Purchase Agreement, each Holder shall notify the Company of such transfer and the Company may require such Holder to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act (including written representations or an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any Registrable Securities that are to be transferred in contravention of this Agreement or, if applicable, the Purchase Agreement. Any certificates representing the Registrable Securities may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement (and the Purchase Agreement, if any), until such time as such securities have ceased to be (or are to be transferred in a manner that results in their ceasing to be) Registrable Securities. Subject to the provisions of this Section 9, the Company will replace any such legended certificates with unlegended certificates promptly upon surrender of the legended certificates to the Company or its designee and cause shares that cease to be Registrable Securities to bear a general unrestricted CUSIP number, in order to facilitate a lawful transfer or at any time after such shares cease to be Registrable Securities.

Section 10. Miscellaneous.

(a)           Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (i) on the date delivered if delivered in person, (ii) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid); (iii) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by email; or (iv) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(i)            if to the Purchaser, at:

[***]

with a copy (which shall not constitute notice) to:

Sullivan and Cromwell LLP

1888 Century Park East, Suite 2100

Los Angeles, CA 90067

Attention: Alison S. Ressler

Email: resslera@sullcrom.com

(ii)            if to the Company, at:

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
Attention: General Counsel
Email: legalnotices@blueapron.com

With copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street
Boston, MA 02109
Attention: David A. Westenberg, Esq.
Email: David.Westenberg@wilmerhale.com

and

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention: Christopher Barnstable-Brown, Esq.
Email: Chris.Barnstable-Brown@wilmerhale.com

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 10. If notice is given pursuant to this Section 10 of any assignment to a Permitted Transferee, permitted successor or assign of a party hereto, the notice shall be given as set forth above to such Permitted Transferee, successor or permitted assign of such party.

(b)           No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver hereunder shall be effective unless it is in writing and signed by the party against whom the waiver is to be enforced. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)           Assignment. Except in connection with any Permitted Transfer by a Holder, this Agreement may not be assigned by any Holder without the prior written consent of the Company and this Agreement may not be assigned by the Company without the prior written consent of the Holders. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

(d)           No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Holders, any benefits, rights, or remedies (except as specified in Section 9 hereof).

(e)           Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

(f)            Waiver of Jury Trial; Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

(g)           Entire Agreement. This Agreement, the February 2022 Purchase Agreement, the Purchase Agreement and the February 2022 PIPE Warrants embody the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein, with respect to the registration rights granted by the Company with respect to the Purchased Company Shares and the February 2022 PIPE Warrant Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

(h)           Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

(i)            Restriction on Third-Party Registration Rights. The Company agrees that it shall not grant any registration rights to any third party (i) unless such rights are expressly made subject to the rights of the Holders in a manner consistent with this Agreement or (ii) if such registration rights are senior to, or take priority over, the registration rights granted to the Holders under this Agreement, and in the event such registration rights are granted to a third party, the Company will so notify the Holders.

(j)            Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of the Company and the Holder against whom such amendment is to be effective.

(k)           Specific Performance. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and each Holder, to the extent entitled to the benefit of the provisions hereof, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction. Each party agrees that it will not oppose the granting of such injunction, specific performance and other equitable relief on the basis that the other party has an adequate remedy at law.

(l)            Miscellaneous.

(i)            The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(ii)           Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(iii)          The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(iv)          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

BLUE APRON HOLDINGS, INC.
By:	/s/ Linda Findley
Name:	Linda Findley
Title:	President and Chief Executive Officer

RJB PARTNERS LLC
By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

Exhibit A

FORM OF JOINDER TO
REGISTRATION RIGHTS AGREEMENT

THIS JOINDER to the Amended and Restated Registration Rights Agreement, dated as of April 29, 2022, by and between Blue Apron Holdings, Inc., a Delaware corporation, and RJB Partners LLC, a Delaware limited liability company (the “Registration Rights Agreement”), is made and entered into as of [●], by and between the Company and [●] (“New Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, New Holder has acquired certain Registrable Securities from [●].

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.            Agreement to be Bound. New Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed a Holder for all purposes thereof.

2.            Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the Company, the Holders and their respective successors, heirs and assigns and Holder and its successors, heirs and assigns.

3.            Counterparts. This Joinder may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

4.            Notices. For purposes of Section 10(a) of the Registration Rights Agreement, all notices, demands or other communications to the New Holder shall be directed to:

[Name]

[Address]

[Email Address]

5.            Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 29, 2022, by and between Blue Apron Holdings, Inc., a Delaware corporation (the “Company”), and Linda Findley (the “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company and the Purchaser entered into that certain Purchase Agreement, dated as of April 29, 2022 (the “Purchase Agreement”), pursuant to which the Company agreed to sell to the Purchaser 41,666 shares of Class A Common Stock (the “PIPE Shares”);

WHEREAS, pursuant to the Purchase Agreement, the Company agreed to grant certain registration rights to the Purchaser (including any of its Permitted Transferees) with respect to the PIPE Shares; and

WHEREAS, the Company and the Purchaser desire to enter into this Agreement in order to establish certain registration rights in respect of the PIPE Shares;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such other Person; for the purposes of this Agreement, the Company or its subsidiaries shall not be deemed to be an Affiliate of the Purchaser.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Holders” means the Purchaser and its Permitted Transferees.

“Permitted Transfer” means with respect to any Registrable Securities any transfer of Registrable Securities in the manner permitted for such Registrable Securities under clause (i), clause (1) or clause (2) of Section 8(a) of the Purchase Agreement.

“Permitted Transferee” means any Person who receives Registrable Securities pursuant to a Permitted Transfer and executes a joinder to this Agreement in the form attached hereto as Exhibit A.

“Person” means an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Purchaser” shall have the meaning ascribed to it in the first paragraph of this Agreement.

“Registrable Securities” means the PIPE Shares or any other common equity securities of the Company issued as a dividend or distribution with respect to, or in exchange for or in replacement of, the PIPE Shares, in each case held by the Holders. Equity securities will cease being Registrable Securities when they are (i) sold by the holder thereof pursuant to Rule 144, (ii) eligible to be sold by the holder thereof pursuant to Rule 144 and such sale can be made without restriction as to volume or manner of sale under Rule 144 unless the applicable Holder has determined in good faith that the inclusion of such securities as “Registrable Securities” is reasonably necessary or advisable to implement the Holders’ strategy with respect to selling such securities (for the avoidance of doubt, including the price, quantum and time at which such securities may be sold) or (iii) sold pursuant to any offering registered under the Securities Act (including, for the avoidance of doubt, under the Shelf Registration Statement).

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“SEC” means the Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means any shares of Class A Common Stock and any other securities that may be issued after the date hereof in respect of, or in exchange for such Class A Common Stock.

“Shelf Registration Statement” means a “shelf” registration statement of the Company relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities held by the Holders, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Termination Date” means the first date on which there are no Registrable Securities or there are no Holders.

“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters pursuant to an underwriting agreement.

Section 2. Shelf Registration.

(a)            Required Registration. The Company shall (i) cause a Shelf Registration Statement to be filed with the SEC (x) within thirty (30) days of the date that Holder requests the Company to make such filing or (y) on such other date as mutually agreed by the Company and the Holder, and (ii) use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as promptly as possible but in any event no later than sixty (60) days after the Shelf Registration Statement is filed pursuant to clause (i) (the “Shelf Registration”). Each Holder agrees, severally but not jointly, to furnish to the Company (i) in writing, all information with respect to such Holder that the Company reasonably deems required or advisable to be included in the Shelf Registration Statement and any other information necessary to make any such information previously furnished to the Company by such Holder not misleading and (ii) completed and executed selling shareholder questionnaires, powers of attorney, indemnities and other documents reasonably required by the Company at least five (5) days prior to the anticipated filing date. Prior to filing the Shelf Registration Statement and any amendments thereto with the SEC, the Company shall provide drafts thereof to the Purchaser and her counsel, and the Purchaser and her counsel shall be given a reasonable opportunity to review and comment upon such Shelf Registration Statement. The Shelf Registration Statement, in the form in which it becomes effective, will conform in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for as long as the Holders hold any Registrable Securities. The Company further agrees, if necessary, to promptly supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(b)            Right to Request Registration. Subject to the provisions hereof, at any time the Shelf Registration Statement covering all Registrable Securities is not effective, other than as permitted in accordance with Section 4 hereof, and until the Termination Date, a Holder may at any time request registration under the Securities Act for resale of all, but not less than all, of the Registrable Securities then-held by the applicable Holder(s) (a “Demand Registration” and each Holder who properly initiates such request shall be referred to individually as an “Initiating Holder” and collectively as the “Initiating Holders”). Subject to Section 2(f) and Sections 4 and 5 below, the Company shall (i) file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2(b) (a “Demand Registration Statement”) within forty-five (45) days after the Initiating Holders’ request therefor and (ii) use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. To the extent requested by the Initiating Holders, the Demand Registration Statement shall allow the offer and sale of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act, unless the Company is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by the Securities Act and the rules thereunder.

(c)            Number of and Restrictions on Demand Registrations. Subject to the limitations of Sections 2(b) and 4(a), the Holders collectively shall be entitled to effect one (1) Demand Registration hereunder. A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective. Subject to Section 2(e), no Holder shall be entitled to request a Demand Registration (i) if the Shelf Registration Statement is effective and not subject to suspension permitted under Section 4 hereof or (ii) if there is an effective Demand Registration Statement which permits the offer and sale of the Registrable Securities on a continuous basis under Rule 415. Further, no Holder shall be entitled to request a Demand Registration at any time when the Company is diligently pursuing a primary or secondary underwritten offering.

(d)            Priority on Demand Registrations. The Company may include securities other than Registrable Securities in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such securities may be included only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Initiating Holder that in their opinion the number of securities proposed to be included in the Demand Registration exceeds the number of securities which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of any Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Securities that the Initiating Holder proposes to sell, and (ii) second, the number of securities proposed to be included therein by any other Persons (including securities to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of securities which can be sold is less than the number of securities proposed to be registered pursuant to clause (i) above by the Initiating Holder, the number of securities to be sold shall be allocated to the Initiating Holder in their entirety.

(e)            Underwritten Offerings. The Holders shall be entitled to request an underwritten offering or a block trade (i) in connection with a Demand Registration, subject to the terms and conditions of this Section 2 or (ii) at any time that a Shelf Registration Statement covering Registrable Securities is effective (a “Shelf Underwritten Offering”). The Company shall as promptly as reasonably practicable (and in any event within twenty (20) days) amend or supplement any Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering and otherwise use its commercially reasonable efforts to facilitate such Shelf Underwritten Offering, provided that, in the case of any Shelf Underwritten Offering, the Holders agree to consult in good faith with the chief executive officer and/or chief financial officer of the Company regarding the Company’s involvement in such Shelf Underwritten Offering and agree to consider in good faith any reasonable suggestions or comments provided on a timely basis by such officer(s) with regard to the Company’s involvement in such Shelf Underwritten Offering to such Holders, the managing underwriters, or their respective counsel. For the avoidance of doubt, a Shelf Underwritten Offering constitutes a Demand Registration with respect to the applicable Holder. If any of the Registrable Securities are to be sold in an underwritten offering, the Holders of a majority of the securities to be included in such offering shall select the managing underwriter or underwriters (which shall be reasonably acceptable to the board of directors of the Company) to administer any such offering.

(f)            Effective Period of Demand Registration. Upon the date of effectiveness of the Demand Registration (if the offering thereunder is an underwritten offering) and if such offering is priced promptly on or after such date, the Company shall use commercially reasonable efforts to keep such Demand Registration Statement effective for sale on a continuous basis under Rule 415, or if such rule is unavailable to the Company, for a period equal to one hundred eighty (180) days from such date (or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) or such shorter period which shall terminate when all of the Registrable Securities covered by such Demand Registration have been sold by the Initiating Holder. If the Company shall withdraw the Demand Registration pursuant to Section 5 before the end of such period, the Initiating Holder shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count as the one permitted Demand Registration hereunder if (i) after the Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Securities thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Initiating Holder or its Affiliates and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Securities or (ii) if the Demand Registration is for an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not attributable to the Initiating Holder or its Affiliates, and as a result of any such circumstances described in clause (i) or (ii), less than seventy five percent (75%) of the Registrable Securities covered by the Registration Statement are sold by the Initiating Holder pursuant to such Registration Statement.

Section 3. Piggyback Registrations.

(a)            Right to Piggyback. Prior to the Termination Date, in the event the Shelf Registration Statement is not effective, whenever the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of securities, and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give written notice to the Holders of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Securities with respect to which the Company has received a written request for inclusion therein from a Holder within ten (10) days after such Holder’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances. The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. Any Holder may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw at least five (5) days prior to the effectiveness of such Registration Statement or prior to the pricing of the applicable offering. No registration effected under this Section 3 shall relieve the Company of its obligations to effect any registration of the sale of Registrable Securities under Section 2(a) and no registration effected pursuant to this Section 3 shall be deemed to have been effected pursuant to Section 2(b).

(b)            Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration) that in their good faith opinion the number of securities proposed to be included in such offering exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of securities requested to be included therein by holders of securities, including the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among all participating holders on the basis of the number of securities requested to be included therein by all such holders or as such holders and the Company may otherwise agree.

(c)            Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of securities other than a Holder and the managing underwriters advise the Company that in their good faith opinion the number of securities proposed to be included in such registration exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), then the Company shall include in such registration (i) first, the number of securities requested to be included therein by the holder(s) requesting such registration (including any Initiating Holders), (ii) second, the number of securities requested to be included therein by other holders of securities including any other Holders (if any other Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among participating holders on the basis of the number of securities requested to be included therein by such holders or as such holders and the Company may otherwise agree and (iii) third, the number of securities that the Company proposes to sell. For the avoidance of doubt, if a Piggyback Registration is effected pursuant to this Section 3 by certain Holders with regard to a Demand Registration Statement resulting from a Demand Registration initiated by one or more other Holders that are parties hereto, the underlying Demand Registration would still be deemed to have been effected for the Initiating Holders.

(d)            Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, subject to the terms and conditions of Section 2 hereof, the Company shall have the sole right to select the managing underwriter or underwriters to administer any such offering.

(e)            Basis of Participation. The Holders may not sell Registrable Securities in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.

Section 4.  Suspension Periods.

(a)            Suspension Periods. The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Shelf Registration or Demand Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Securities pursuant to a Shelf Registration or Demand Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) above, only if (A) the Company, by decision of either its chief executive officer or its board of directors or similar governing body, determines in her or its reasonable and good faith judgement (x) that proceeding with such an offering would require the Company to disclose material non-public information that would not otherwise be required to be disclosed at that time and that the Company has, in the reasonable business judgment of its chief executive officer, a valid business purpose to continue to retain as confidential or (y) that the registration or offering to be delayed could, if not delayed, materially adversely affect any bona fide pending or proposed transaction that would be material to the Company and its subsidiaries taken as a whole, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason or (B) the registration or offering to be delayed would, if not delayed, render the Company unable to comply with requirements under the Securities Act or Exchange Act, the rules and regulations of the SEC, FINRA, or state securities authority, or other applicable laws or the requirements of any securities exchange on which the Company’s securities are listed. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 4 is herein called a “Suspension Period.” If pursuant to this Section 4 the Company delays or withdraws a Demand Registration requested by the Holders, the Initiating Holders making the request shall be entitled to withdraw such request and, if they do so, such request shall not count against the limitation on the number of such registrations set forth in Section 2. The Company shall provide prompt written notice to participating Holders of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 4), but shall not be obligated under this Agreement to disclose the reasons therefor. Holders shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period under the applicable Registration Statement. The Company may not commence a Suspension Period more than two (2) times during any twelve (12) month-period. Each Suspension Period shall be in effect for no more than ninety (90) days and, in the aggregate, Suspension Periods may not be in effect for more than one hundred and twenty (120) days in any twelve (12)-month period.

(b)            Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.

Section 5.  Holdback Agreements.

The restrictions in this Section 5 shall apply to a Holder for as long as such Holder is the beneficial owner of any Registrable Securities, as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act. If the Company proposes to sell Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act, or if any other Person proposes to sell securities in a secondary underwritten offering, in each case in which the Holders have been provided piggyback rights in accordance with Section 3 hereof, and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Holders) that a public sale or distribution of securities outside such offering would materially adversely affect such offering, then, if requested by the Company, each Holder shall agree, severally and not jointly, as contemplated in this Section 5, not to (and to cause Affiliates controlled by such Holder or under common control with such Holder, not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Securities (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Securities) for a period (each such period, a “Holdback Period”) beginning on the tenth day before the pricing date for the underwritten offering and extending through the earlier of (i) the ninetieth day after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company) and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Holders, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters. Notwithstanding the foregoing, (i) the Holders shall not be obligated to enter a Holdback Agreement unless the Company and each selling shareholder in such offering, if any, also execute agreements substantially similar to such Holdback Agreement, (ii) the Holdback Period applicable to the Holders shall not be longer than that which is applicable to any other holder of Shares and (iii) any agreement with the underwriters with respect to a Holdback Period shall provide that the underwriters may not waive the holdback period for any other holder of Shares unless it is similarly waived for the Holders. A Holdback Agreement shall not apply to (i) the exercise of any warrants or options to purchase securities of the Company (provided that such restrictions shall apply with respect to the securities issuable upon such exercise), (ii) any securities included in the underwritten offering giving rise to the application of this Section 5 or (iii) any Permitted Transfer.

Section 6.  Registration Procedures.

(a)            Whenever a Holder requests that any Registrable Securities be registered pursuant to this Agreement or requests a Shelf Underwritten Offering, the Company shall use commercially reasonable efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein, use its commercially reasonable efforts to:

(i)            subject to the other provisions of this Agreement, in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and cause such Registration Statement to become effective (unless it is automatically effective upon filing); provided, that before filing a Registration Statement pursuant to this Agreement, the Company will furnish to counsel of the Holders in such offering copies of the registration statement, any prospectus, and prospectus supplement, and such other documents proposed to be filed with the SEC as such Holders may reasonably request, and the Company shall give the Holders and their counsel a reasonable opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process (and the Holders of the Registrable Securities covered by such Registration Statement shall have the right to request that the Company modify any information contained in such Registration Statement pertaining to the Holders and the Company will use its commercially reasonable efforts to address requests such Holders may reasonably propose);

(ii)            prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the securities covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement; provided, that before filing any amendments or supplements or any free writing prospectuses related thereto, the Company will furnish to counsel of the Holders in such offering copies of the registration statement, any prospectus, and prospectus supplement, and such other documents proposed to be filed with the SEC as such Holders may reasonably request, and the Company shall give the Holders and their counsel a reasonable opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process (and the Holders of the Registrable Securities covered by such Registration Statement shall have the right to request that the Company modify any information contained in such Registration Statement, amendment or supplement thereto pertaining to the Holders and the Company will use its commercially reasonable efforts to address requests such Holders may reasonably propose);

(iii)          if requested by the managing underwriters (if any) or the holders of a majority of the then outstanding Registrable Securities included in such Registration Statement, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriters (if any) or such holders may reasonably request in order to permit the intended method of distribution of such securities and to make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request;

(iv)          obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States;

(v)           deliver, without charge, such number of copies of the Registration Statement, preliminary and final Prospectus and any supplement or exhibit thereto or documents incorporated therein as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities of Holders covered by such Registration Statement in conformity with the requirements of the Securities Act, and the Company hereby consents to the use of such Registration Statement, Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered thereby;

(vi)          register or qualify such Registrable Securities under such other securities or blue sky laws as the Holders or underwriters reasonably request and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (v), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(vii)         notify the Holders and each distributor of such Registrable Securities identified by the Holders, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the reasonable request of the Holders, prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(viii)        in the case of an underwritten offering in which the Holders participate pursuant to a Demand Registration or a Piggyback Registration, enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making appropriate personnel of the Company available at reasonable times and places to assist in customary road-shows that the managing underwriters determine are necessary or advisable to effect the offering);

(ix)           in the case of an underwritten offering in which the Holders participate pursuant to a Demand Registration or a Piggyback Registration, and to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)), (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(x)            cause all such Registrable Securities to be listed on the New York Stock Exchange or such other national securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(xi)           provide a transfer agent, registrar and CUSIP number (if applicable) for all such Registrable Securities not later than the effective date of such Registration Statement and, at a reasonable time before any proposed sale of Registrable Securities pursuant to a Registration Statement, provide the transfer agent with printed certificates or book entry statements for, or other indicia acceptable to the transfer agent of, the Registrable Securities to be sold;

(xii)          make generally available to its shareholders, as soon as reasonably practicable, a consolidated earnings statement (which need not be audited) for a period of twelve (12) months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder;

(xiii)         promptly notify each Holder and the managing underwriters of any underwritten offering, if any:

(A)          when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(B)           of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Holders;

(C)           of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(D)           of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

(xiv)         cooperate and assist in any filings required to be made with FINRA;

(xv)          if the Shelf Registration Statement covering Registrable Securities has been outstanding for at least three years and any Registrable Securities remain outstanding, at the end of the third year, file a new Shelf Registration Statement covering the Registrable Securities; and

(xvi)         take such other actions and deliver such other documents and instruments as may be reasonably requested and are necessary to facilitate the registration and disposition of Registrable Securities as contemplated hereby.

For the avoidance of doubt, the provisions of clauses (viii) and (ix) of this Section 6(a) shall apply only in respect of an underwritten offering.

(b)           No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Holders or any underwriter or other distributor specifically for use therein.

(c)            At all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use commercially reasonable efforts to continuously maintain in effect the Registration Statement of Class A Common Stock under Section 12 of the Exchange Act and to use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Holders to be eligible to sell Registrable Securities (if any) pursuant to Rule 144 under the Securities Act.

(d)           The Company may require each Holder and each distributor of Registrable Securities as to which any registration is being effected to, and each Holder severally and not jointly agrees to, and to cause any distributor to, furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e)            The Holders agree that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 6(a)(vii), such Holders will immediately discontinue (and direct any other Persons making offers and sales of Registrable Securities to immediately discontinue) offers and sales of Registrable Securities pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 of the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(vii), and, if so directed by the Company, each such Holder will deliver to the Company all copies, other than permanent file copies then in the Holders’ possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(f)            The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus. Neither the Holders nor any other seller of Registrable Securities may use a free-writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g)           It is understood and agreed that any failure of the Company to file a Registration Statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Sections 2, 4 or 6 or otherwise in this Agreement, due to reasons that are not reasonably within its control (including, for the avoidance of doubt, bona fide delays related to the services to be provided by third parties including the Company’s auditors or advisors), or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and commercially reasonable efforts to resolve those comments, shall not be a breach of this Agreement.

(h)           It is further understood and agreed that the Company shall not have any obligations under this Section 6 at any time on or after the Termination Date, unless an underwritten offering in which the Holders have participated has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 6 shall continue with respect to such offering until it is so completed (but not more than sixty (60) days after the commencement of the offering).

(i)             Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Securities in a Registration Statement unless it has received from participating Holders, at least five (5) days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by such Holders for inclusion therein.

Section 7.  Registration Expenses.

(a)           All fees and expenses incurred by the Company incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants, custodians and other Persons retained by the Company, internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties) and expenses in connection with participation in any road show, and the reasonable and documented fees and disbursements of one (1) counsel for the Holders, collectively, shall be borne by the Company during the term of this Agreement, provided that the legal fees and disbursements payable hereunder in connection with Holders’ counsel shall not exceed $50,000 in the aggregate. Subject to the preceding sentence, the applicable Holder shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Securities by such Holder and shall pay all fees and expenses of any selling brokers, dealer managers or similar securities industry professionals or any other advisers representing such Holder and any related stock transfer taxes.

(b)           The obligation of the Company to bear the expenses described in Section 7(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended.

Section 8.  Indemnification.

(a)            The Company shall indemnify, to the fullest extent permitted by law, each Holder, its respective officers, directors, members, employees, agents, Affiliates, and Representatives, and each Person who controls such Holder (within the meaning of the Securities Act) (collectively, the “Holder Indemnified Persons”) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus, free writing prospectus or any amendment thereof or supplement thereto, in the information conveyed by the Company or its representatives to a purchaser at the time of sale to such purchaser or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar foreign, federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the applicable Holder expressly for use therein; (ii) use by the applicable Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective; (iii) an applicable Holder’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities (except to the extent caused by the Company’s breach of its obligations under this Agreement); (iv) the disposition of any Registrable Securities pursuant to any Registration Statement or Prospectus covering such Registrable Securities by an applicable Holder during a Suspension Period; (v) any breach or failure to comply with any of the Holder’s covenants or agreements contained herein or (vi) any violations by such Holder Indemnified Person of state or federal securities laws. In connection with an underwritten offering, in which any Holder participates, conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of any participating Holder.

(b)            In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors, members, employees, agents, Affiliates, and Representatives and each Person who controls the Company (within the meaning of the Securities Act) (collectively, the “Company Indemnified Persons”) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of such participating Holder expressly for use therein; provided, however, that such Holder will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any breach or failure to comply with any of the Company’s covenants or agreements contained herein or (ii) any violations by such Company Indemnified Person of state or federal securities laws. No Holder of Registrable Securities shall be liable in respect of indemnity amounts for more than the net proceeds actually received by such Holder in connection with such Registrable Securities.

(c)            Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim). If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations or imposition of equitable remedies on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to with regard to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement (but such consent will not be unreasonably withheld).

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Securities made before the Termination Date or during the period following the Termination Date referred to in Section 6(h).

(e)            If the indemnification provided for in or pursuant to this Section 8 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

Section 9.  Securities Act Restrictions.

Subject to the terms and conditions of the Purchase Agreement, to the extent the Registrable Securities are restricted securities under the Securities Act, they may not be offered or sold except pursuant to an effective Registration Statement or an available exemption from registration under the Securities Act. Accordingly, the Holders shall not, directly or through others, offer or sell any Registrable Securities except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any transfer of Registrable Securities, other than pursuant to an effective registration statement or in accordance with Section 8(a) of the Purchase Agreement, each Holder shall notify the Company of such transfer and the Company may require such Holder to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act (including written representations or an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any Registrable Securities that are to be transferred in contravention of this Agreement or, if applicable, the Purchase Agreement. Any certificates representing the Registrable Securities may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement (and the Purchase Agreement, if any), until such time as such securities have ceased to be (or are to be transferred in a manner that results in their ceasing to be) Registrable Securities. Subject to the provisions of this Section 9, the Company will replace any such legended certificates with unlegended certificates promptly upon surrender of the legended certificates to the Company or its designee and cause shares that cease to be Registrable Securities to bear a general unrestricted CUSIP number, in order to facilitate a lawful transfer or at any time after such shares cease to be Registrable Securities.

Section 10.  Miscellaneous.

(a)            Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (i) on the date delivered if delivered in person, (ii) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid); (iii) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by email; or (iv) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(i)            if to the Purchaser, at:

Linda Findley

[***]

(ii)            if to the Company, at:

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
Attention: General Counsel
Email: legalnotices@blueapron.com

With copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street
Boston, MA 02109
Attention: David A. Westenberg, Esq.
Email: David.Westenberg@wilmerhale.com

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 10. If notice is given pursuant to this Section 10 of any assignment to a Permitted Transferee, permitted successor or assign of a party hereto, the notice shall be given as set forth above to such Permitted Transferee, successor or permitted assign of such party.

(b)            No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver hereunder shall be effective unless it is in writing and signed by the party against whom the waiver is to be enforced. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)            Assignment. Except in connection with any Permitted Transfer by a Holder, this Agreement may not be assigned by any Holder without the prior written consent of the Company and this Agreement may not be assigned by the Company without the prior written consent of the Holders. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

(d)            No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Holders, any benefits, rights, or remedies (except as specified in Section 9 hereof).

(e)            Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

(f)            Waiver of Jury Trial; Consent to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

(g)            Entire Agreement. This Agreement and the Purchase Agreement embody the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein, with respect to the registration rights granted by the Company with respect to the PIPE Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

(h)            Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

(i)             Restriction on Third-Party Registration Rights. The Company agrees that it shall not grant any registration rights to any third party (i) unless such rights are expressly made subject to the rights of the Holders in a manner consistent with this Agreement or (ii) if such registration rights are senior to, or take priority over, the registration rights granted to the Holders under this Agreement, and in the event such registration rights are granted to a third party, the Company will so notify the Holders.

(j)             Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of the Company and the Holder against whom such amendment is to be effective.

(k)             Specific Performance. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and each Holder, to the extent entitled to the benefit of the provisions hereof, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction. Each party agrees that it will not oppose the granting of such injunction, specific performance and other equitable relief on the basis that the other party has an adequate remedy at law.

(l)            Miscellaneous.

(i)            The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(ii)           Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(iii)          The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(iv)          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

BLUE APRON HOLDINGS, INC.

By:	/s/ Randy Greben
Name:	Randy J. Greben
Title:	Chief Financial Officer and Treasurer

By:	/s/ Linda Findley
Linda Findley

[Signature Page to Registration Rights Agreement]

Exhibit A

FORM OF JOINDER TO
REGISTRATION RIGHTS AGREEMENT

THIS JOINDER to the Registration Rights Agreement, dated as of April 29, 2022, by and between Blue Apron Holdings, Inc., a Delaware corporation, and Linda Findley (the “Registration Rights Agreement”), is made and entered into as of [●], by and between the Company and [●] (“New Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, New Holder has acquired certain Registrable Securities from [●].

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.            Agreement to be Bound. New Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed a Holder for all purposes thereof.

2.            Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the Company, the Holders and their respective successors, heirs and assigns and Holder and its successors, heirs and assigns.

3.            Counterparts. This Joinder may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

4.            Notices. For purposes of Section 10(a) of the Registration Rights Agreement, all notices, demands or other communications to the New Holder shall be directed to:

[Name]

[Address]

[Email Address]

5.            Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

Exhibit 10.5

Blue Apron, LLC

$30,000,000

8.875% Senior Secured Notes due May 5, 2027

Note Purchase and Guarantee Agreement

Dated May 5, 2022

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SCHEDULES AND EXHIBITS

Purchaser Schedule	—	Information Relating to Purchasers
Schedule A	—	Defined Terms
Schedule B	—	Form of 8.875% Senior Secured Note due May 5, 2027
Schedule C	—	Appraisers
Schedule 5.7	—	Subsidiaries
Schedule 5.15	—	Environmental Matters
Schedule 5.22	—	Registered Intellectual Property
Schedule 5.23	—	Material Contracts
Schedule 8.1	—	Amortization
Schedule 10.1	—	Indebtedness
Schedule 10.2	—	Liens
Schedule 10.3	—	Permitted Dispositions of Property
Exhibit A	—	Form of Security Agreement
Exhibit B	—	Form of Solvency Certificate
Exhibit C	—	Form of Guarantor Joinder Agreemen
Exhibit D	—	Form of ESG Report
Exhibit E	—	Form of Cash Flow Forecast

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BLUE APRON, LLC

8.875% Senior Secured Notes due May 5, 2027

May 5, 2022

To	Each of the Purchasers Listed in the Purchaser Schedule

Ladies and Gentlemen:

Blue Apron, LLC, a limited liability company organized under the laws of Delaware (the “Company”), agrees with each of the Purchasers and The Bank of New York Mellon Trust Company, N.A., as the collateral agent for the holders of the Notes (in such capacity, together with any successor collateral agent appointed pursuant to Section 24, the “Collateral Agent”) as follows:

Section 1.       Authorization of Notes.

Section 1.1.     Authorization of Senior Secured Notes. The Company will authorize the issue and sale of $30,000,000 aggregate principal amount of its 8.875% Senior Secured Notes, due May 5, 2027 (the “Notes”). The Notes shall be substantially in the form set out in Schedule B. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.5 shall govern.

The terms “Note” and “Notes” as used herein shall include each Note and each Note delivered in substitution or exchange for any such Note pursuant to any provision herein or therein.

Section 1.2.     Interest Rate.

(a)            The Notes shall bear interest on the outstanding principal amount thereof as of any date from the date of issuance at a fixed rate equal to 8.875% per annum payable semiannually in arrears on June 30 and December 31 of each calendar year (commencing June 30, 2022). Upon the occurrence and during the continuance of an Event of Default under Section 11(a) or Section 11(b), any overdue payment of principal (including any overdue required or optional prepayment of principal), premiums, if any, and (to the extent legally enforceable) interest on the Notes, shall thereafter bear interest payable upon demand at a rate per annum equal to the Default Rate until paid.

(b)            Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 1.3.     Ratings.

(a)            Notwithstanding the provisions of Section 1.2 above, the parties hereto acknowledge and agree that if at any time following the receipt of a rating pursuant to clause (b) below, any rating obtained from a Rating Agency with respect to the Notes falls below “B3” from Moody’s, B(low) from DBRS or “B-” from S&P or Fitch, (a “Rating Downgrade Event”), then the rate of interest on each Note shall increase to 11.875% per annum (the “Adjusted Interest Rate”), and each Note shall be deemed amended automatically and without further action to provide for the Adjusted Interest Rate to become effective from and including the Payment Date set forth in such Note next succeeding the date of such Rating Downgrade Event; provided that, if at any time following a Rating Downgrade Event, all ratings obtained from Rating Agencies with respect to the Notes are better than or equal to “B3” from Moody’s, B(low) from DBRS or “B-” from S&P or Fitch (a “Ratings Increase Event”), and such Ratings Increase Event is maintained on the Payment Date set forth in such Note next succeeding the date of such Ratings Increase Event, the rate of interest on each Note shall revert to 8.875% per annum (the “Original Interest Rate”) and each Note shall be deemed amended automatically and without further action to provide for the Original Interest Rate to become effective from and including such next succeeding Payment Date.

(b)            The Company acknowledges that the Purchasers will seek to have the Notes rated by a Rating Agency as soon as reasonably practicable following the Closing Date. If such rating by a Rating Agency results in a Rating Downgrade Event pursuant to clause (a) above, the Company shall pay each holder of a Note a fee (the “True-Up Fee”) equal to the interest that would have accrued on the principal amount of each holder’s Note calculated at a rate of 3.00% per annum commencing on the Closing Date through but not including the Payment Date next succeeding the date of such Rating Downgrade Event (the “True Up Date”). The True-Up Fee shall be due and payable on the True Up Date and shall be in addition to any other fee or interest due and payable on the Notes.

Section 1.4.     Guarantee. Payment of the principal, Redemption Premium, interest on the Notes, fees and all other amounts owing hereunder and under the other Note Documents by the Company to any holder of a Note shall be unconditionally guaranteed by the Guarantors as provided in Section 23.

Section 2.        Sale and Purchase of Notes.

Section 2.1.     Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3.1, Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 94% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 3.       Closing.

Section 3.1.     Notes Closing. The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Milbank LLP, 55 Hudson Yards, New York, New York, 10001 at 12:00 p.m., New York time, at a closing (the “Closing”) on May 5, 2022 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers (such date, the “Closing Date”). At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the Funds Flow Memorandum. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3.1, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

Section 4.        Conditions to Closing.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.     Representations and Warranties. The representations and warranties of each Obligor set forth in Section 5 hereof and in the other Note Documents shall be true and correct when made and at the Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).

Section 4.2.     Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.11), the Transactions and no Default or Event of Default shall have occurred and be continuing.

Section 4.3.     Compliance Certificates; Corporate Documents. Each Obligor, as applicable, shall have delivered to each Purchaser:

(a)            (A) a copy of the certificate or articles of incorporation or formation, partnership agreement or limited liability agreement, in each case, including all amendments thereto, or other relevant constitutional documents under applicable law of such Obligor, each certified as of a recent date by the Secretary of State (or other similar official) of the state of such Person’s organization and (B) a certificate as to the good standing of such Obligor as of a recent date from such Secretary of State (or other similar official);

(b)            a certificate of the Secretary, Assistant Secretary, Director, Vice President, President or similar officer, or the general partner, managing member or sole member, of such Obligor, in each case dated the Closing Date and certifying:

(i)            that attached thereto is a true and complete copy of the by-laws (or partnership agreement, memorandum and articles of association, limited liability company agreement or other equivalent governing documents) of such Person as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (ii) below,

(ii)            that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or board of managers (or equivalent governing body) of such Person (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Note Documents to which such Person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,

(iii)            that the certificate or articles of incorporation, partnership agreement or limited liability agreement of such Person has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and

(iv)            as to the incumbency and specimen signature of each officer or director or manager executing any Note Document or any other document delivered in connection herewith on behalf of such Obligor;

(c)            a certificate signed by a Responsible Officer of each Obligor, dated as of the Closing Date, certifying as to the matters set forth in Sections 4.1, 4.2, 4.14 and 4.15; and

(d)            a solvency certificate substantially in the form of Exhibit B and signed by a Financial Officer of Parent confirming the Solvency of Parent on a consolidated basis with its Subsidiaries, after giving effect to the Transactions.

Section 4.4.     Note Documents and Material Contracts. Each Purchaser shall have received from each Obligor each party hereto either (a) a counterpart of each Note Document and Material Contract to which such Obligor is party signed on behalf of such party such Obligor or (b) written evidence satisfactory to each Purchaser (which may include telecopy transmission, or electronic transmission of a PDF copy, of a signed signature page of this Agreement) that such party Obligor has signed a counterpart of such Note Document and such Material Contract.

Section 4.5.     Opinions of Counsel. Each Purchaser shall have received written opinions of (a) Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel for the Obligors, and (b) Milbank LLP, special counsel for the Purchasers, in each case, (i) dated the Closing Date, (ii) addressed to the Purchasers and the Collateral Agent and (iii) in form and substance reasonably satisfactory to each Purchaser and covering such matters relating to the Note Documents as are usual and customary for a transaction of the type contemplated hereby as such Purchaser may reasonably request, and each Obligor hereby instructs its counsel to deliver such opinions.

Section 4.6.     Purchase Permitted by Applicable Law, Etc. On the Closing Date, each Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any Tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received a certificate signed by a Responsible Officer of the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.7.     Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

Section 4.8.     Payment of Fees. The Company shall have paid all Fees payable to the Collateral Agent on or prior to the Closing Date and, to the extent invoiced at least three (3) Business Days prior to the Closing Date, all other amounts due and payable pursuant to the Note Documents on or prior to the Closing Date, including reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any Note Document and fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.5 (it being understood that, at the Company’s election, amounts under this Section 4.8 may be paid with proceeds of the Notes).

Section 4.9.     Private Placement Number. A Private Placement Number issued by S&P’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.10.     Funding Instructions. At least two (2) Business Days prior to the Closing Date, each Purchaser shall have received (a) a Funds Flow Memorandum and (b) written instructions signed by a Responsible Officer of the Company on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account names and numbers into which the purchase price for the Notes is to be deposited.

Section 4.11.     Collateral Requirement. The Collateral Requirement with respect to items expressly required to be completed as of the Closing Date shall have been satisfied or waived by each of the Purchasers and each Purchaser shall have received the results of a search of the UCC (or equivalent under other similar law) filings made with respect to the Obligors in the relevant jurisdictions and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to each Purchaser that the Liens indicated by such financing statements (or similar documents) are permitted by Section 10.2 or have been released.

Section 4.12.     Consummation of Transactions. The Transactions shall have been consummated or shall be consummated simultaneously with or immediately following the closing on the Closing Date.

Section 4.13.     Financial Statements. Each Purchaser shall have received the financial statements referred to in Section 5.5 and the most recent financial statements required to be delivered pursuant to Section 7.1.

Section 4.14.     No Indebtedness; Closing Date Refinancing. Immediately after giving effect to the Transactions on the Closing Date, none of the Obligors shall have outstanding Indebtedness other than (i) the Indebtedness outstanding under this Agreement and (ii) other Indebtedness permitted to be incurred pursuant to Section 10.1. Substantially simultaneously with the Closing, the Closing Date Refinancing shall be consummated, and each Purchaser shall have received an executed payoff letter in form and substance satisfactory to it and all related termination and release documents, duly executed by the Obligors and the Existing Agent with respect thereto.

Section 4.15.     No Material Adverse Effect. Since December 31, 2021, there have been no events, changes or other occurrences that have had, continue to have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.16.     Know Your Customer Documentation. Each Purchaser and the Collateral Agent shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities with respect to the Obligors under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act, that has been reasonably requested by a Purchaser or the Collateral Agent at least six (6) Business Days prior to the Closing Date.

Section 4.17.     Changes in Corporate Structure. No Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger, consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.5.

Section 4.18.     Base Case Model. Each Purchaser shall have received the Base Case Model, in form and substance reasonably satisfactory to such Purchaser.

Section 4.19.     Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.20.     Equity Contributions. Each Purchaser shall have received satisfactory evidence that one or more equity contributions or cash infusions to Parent or the Company from any of the Company’s Affiliates since February 15, 2022 in an amount equal to or greater than $25,000,000 shall have been made; provided that, a minimum of $15,000,000 shall be in the form of cash equity contributions to the Parent or the Company from any of the Company’s Affiliates; provided further, that any funds received by Parent or the Company under that certain Gift Card Sponsorship Agreement with an Affiliate of RJB Partners, LLC shall be counted on a dollar for dollar basis towards the satisfaction of the requirements set forth in this Section 4.20.

Section 4.21.     Cash Flow Forecast. Each Purchaser shall have received the initial Cash Flow Forecast.

Section 4.22.     Insurance. Each Purchaser shall have received evidence of the insurance coverage required by Section 9.2 and the terms of the Security Agreement and such other insurance coverage with respect to the business and operations of the Obligors as the Collateral Agent, acting at the direction of the Required Holders, may reasonably request, together with evidence that such insurance policies are in full force and effect.

Section 5.       Representations and Warranties of the Obligors.

Each Obligor represents and warrants to each Purchaser that:

Section 5.1.     Organization; Powers. Such Obligor (a) is duly organized, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect and (d) has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and to execute, deliver and perform its obligations under each of the Note Documents and to issue and sell Notes hereunder.

Section 5.2.     Authorization; No Conflicts. The execution, delivery and performance by the Obligors of each of the Note Documents to which such Obligor is a party and the Transactions (a) have been duly authorized by all necessary corporate, stockholder, limited liability company or partnership action required to be obtained by such Obligor; (b) will not (i) contravene or conflict with, or result in any violation or breach of (A) any applicable law, statute, rule or regulation binding on such Obligor or its properties or (B) the certificate or articles of incorporation or other constitutive documents or by-laws of such Obligor, any applicable order of any court or any rule, regulation or order of any Governmental Authority binding on such Obligor or its properties, or (ii) contravene or conflict with, or result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any material right or obligation (including any payment) under any indenture, lease or other instrument or agreement to which such Obligor is a party or by which it or any of its property is or may be bound; (c) contravene or conflict with, or result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any material right or obligation (including any payment) under any Material Contract or (d) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Obligor, other than the Liens created by the Note Documents and Liens permitted under Section 10.2, except, in the case of clause (b)(i)(A), to the extent that such breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

Section 5.3.     Enforceability. This Agreement, the Notes and the other Note Documents have been duly executed and delivered by each applicable Obligor and constitute a legal, valid and binding obligation of each Obligor, as applicable, enforceable against such Obligor in accordance with their respective terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

Section 5.4.     Governmental Approvals; Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or any other Person is or will be required for the Transactions except for (a) the filing of UCC financing statements (or the filing of financing statements under any other local equivalent), (b) such consents, authorizations, filings or other actions that are required by securities, regulatory or applicable law in connection with an exercise of remedies or (c) such consents, authorizations, filings or other actions that have been made or obtained and are in full force and effect.

Section 5.5.     Financial Statements; Material Liabilities. (a) The Company has delivered to each Purchaser copies of the following financial statements (and the following representations and warranties are made with respect thereto):

(i)            the audited consolidated balance sheet as of December 31, 2021 and the related audited consolidated statements of operations, cash flows and owners’ equity of the Parent for the year ended December 31, 2021, and fairly present in all material respects the consolidated financial position of the Parent as of the dates thereof and their respective consolidated results of operations and cash flows for the applicable periods then ended and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto; and

(ii)            the unaudited quarterly consolidated balance sheet as of March 31, 2022 and the related consolidated statements of operations and cash flows of the Parent for the quarter ended March 31, 2022, which fairly present, in all material respects, the consolidated financial position of the Parent as of the date thereof and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto and subject to the absence of footnotes and normal year-end adjustments.

(b)            The Obligors do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6.     No Material Adverse Effect. Since December 31, 2021, there has been no event or occurrence which has resulted in or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

Section 5.7.     Properties; Equity Interests.

(a)            The Obligors have good and sufficient title to valid leasehold interests in, or valid licenses to use, all property and assets material to its business, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Obligor after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens, other than Liens permitted by Section 10.2. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

(b)            Schedule 5.7 sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each Obligor, the percentage of shares of each class of its Capital Stock or similar equity interests outstanding owned by (i) the Parent, (ii) the Company’s Affiliates (in the case of Parent’s Affiliates, to the extent known by Parent and based solely on information provided by such Affiliates), other than Obligors, and (iii) the Parent’s directors (if applicable) and executive officers.

(c)            All of the outstanding shares of Capital Stock or similar equity interests of each Subsidiary of Parent shown in Schedule 5.7 as being owned by the Obligors have been validly issued, are fully paid and non-assessable and are owned by the applicable Obligor free and clear of any Lien other than Liens permitted under Section 10.2. As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests of any Obligor other than as set forth on Schedule 5.7.

(d)            No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than pursuant to this Agreement or the agreements listed on Schedule 5.7 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to any Obligor that owns outstanding shares of Capital Stock or similar equity interests of such Subsidiary.

Section 5.8.     Litigation; Compliance.

(a)            There are no actions, suits, investigations or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending against, or, to the knowledge of any Obligor, threatened against, any Obligor or any business, property or rights of such Person, (i) that involve any Note Document or the Transactions or (ii) that, if adversely determined, individually or in the aggregate could reasonably be expected to have, a Material Adverse Effect.

(b)            None of the Obligors nor any of their properties is (i) in default under any material agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator or any Governmental Authority or (iii) in violation of any laws, rules, regulations or orders of any Governmental Authority currently applicable thereto, except in the cases of clauses (ii) and (iii), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)            None of the Obligors nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(d)            None of the Obligors nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to any Obligor’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(e)            No part of the proceeds from the sale of the Notes hereunder:

(i)            constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by any Obligor or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)            will be used, directly or indirectly, in violation of any applicable Anti-Money Laundering Laws; or

(iii)            will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Government Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of any applicable Anti-Corruption Laws.

(f)            The Obligors haves established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that each Obligor and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.9.     Federal Reserve Regulations.

(a)            The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any Margin Stock, or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the term “purpose of buying or carrying” shall have the meanings assigned to them in Regulation U.

(b)            The commitment to sell and purchase, and the selling and purchase of, the Notes and the granting and maintaining of the security interest in connection with the obligations created thereby, will not, whether directly or indirectly, and whether immediately, incidentally or ultimately, be a violation of, or inconsistent with, the provisions of the Regulations of the Board, including Regulation T, Regulation U or Regulation X.

Section 5.10.     Investment Company Act. No Obligor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 5.11.     Use of Proceeds. The Company will use the proceeds of the Notes solely to effect the Closing Date Refinancing and consummate the Transactions as set forth in the Funds Flow Memorandum.

Section 5.12.     Tax Returns. The Obligors (i) have filed or caused to be filed all material federal, state, local and non-U.S. Tax returns required to have been filed by them and (ii) have paid or caused to be paid all Taxes due and payable by them, before they have become delinquent, except for any Taxes (A) the amount of which, individually or in the aggregate, is not Material or (B) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings in accordance with Section 9.3 and for which the Obligors have set aside on its books adequate reserves in accordance with GAAP.

Section 5.13.     Disclosure; No Material Misstatements.

(a)            The financial statements listed in Section 5.5 and all written information delivered to the Purchasers by or on behalf of the Obligors in connection with the Transactions (other than Projections, estimates and information of a general economic nature) concerning the Obligors, and the Transactions prepared by or on behalf of the Obligors in connection with the Transactions and furnished to the Purchasers (the “Disclosure Documents”), when taken as a whole, were true and correct in all material respects, as of the date such Disclosure Documents were furnished to the Purchasers and as of the Closing Date, and did not contain any untrue statement of a material fact as of any such date or omit to state any material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made. Except as disclosed in the Disclosure Documents, since December 31, 2021, there has been no change in the financial condition, operations, business, properties or prospects of the any Obligor except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, there is no fact known to the Obligors that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and that has not been set forth in the Disclosure Documents.

(b)            The Projections and estimates and information of a general economic nature prepared by or on behalf of the Company and that have been made available to the Purchasers (i) have been prepared in good faith based upon assumptions believed by the Company to be reasonable as of the date thereof and as of the applicable Closing Date (it being understood that (A) Projections and estimates are inherently uncertain and no assurances are being given, nor are any representations or warranties being made, that the results contained in such Projections or estimates can or will be achieved, and (B) actual results during the period or periods covered by the Projections or estimates may differ from the projected results set forth therein by a material amount), and (ii) as of the applicable Closing Date, have not been modified in any material respect by the Company.

Section 5.14.     Employee Benefit Plans.

(a)            (i) Each Plan is in compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder, and other federal or state laws, (ii) No ERISA Event has occurred during the five year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur, (iii) neither any Obligor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (iv) neither any Obligor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan and (v) neither any Obligor nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, except, in each case, where such action could not reasonably be expected to result in a Material Adverse Effect.

(b)            The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.14(b) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.15.     Environmental Matters. Except as set forth in Schedule 5.15, (i) No written notice, request for information, order, complaint, Environmental Claim or penalty has been received or incurred by any Obligor, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened in writing against such Obligor, which allege a violation of or liability under any Environmental Laws, in each case relating to any Obligor, (ii) each Obligor has obtained, and maintains in full force and effect, all material permits, registrations and licenses to the extent necessary pursuant to Environmental Law for the conduct of its business and operations as currently conducted, to comply with all applicable Environmental Laws and each is, and has been, in compliance with the terms and conditions of such permits, registrations and licenses, and with all applicable Environmental Laws in all material respects, (iii) no Obligor is conducting, funding or responsible for any investigation, remediation, remedial action or cleanup of any Release or threatened Release of Hazardous Materials, (iv) to the knowledge of any Obligor, there has been no Release or threatened Release of Hazardous Materials at or from any property currently or, to the knowledge of any Obligor, formerly owned, operated or leased by such Obligor that could reasonably be expected to result in any liability of any Obligor under any Environmental Laws or Environmental Claim against such Obligor, and no Hazardous Material has been generated, owned or controlled by any Obligor and transported for disposal to or Released at any location in a manner that could reasonably be expected to result in any liability of such Obligor under any Environmental Laws or to any Environmental Claim against such Obligor, (v) no Obligor has entered into any agreement or contract to assume, guarantee or indemnify a third party for any Environmental Claims; and (vi) to the knowledge of any Obligor, there are not currently and there have not been any underground storage tanks owned or operated by any Obligor or located on any Obligor’s real property. The Company has made available to each Purchaser prior to the date hereof all environmental audits, assessment reports and other environmental documents in its possession or control with respect to the operations of, or any real property operated or leased by, any Obligor, other than such audits, assessment reports and other documents not containing information that could reasonably be expected to result in any Environmental Claims or liability to the Obligors under Environmental Law. Representations and warranties of the Obligors with respect to environmental matters are limited to those in this Section 5.15 unless expressly stated.

Section 5.16.     Solvency.

(a)            On the Closing Date, immediately after giving effect to the Transactions, the Parent on a consolidated basis with its Subsidiaries, is Solvent.

(b)            No Obligor intends to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it and the timing and amounts of cash to be payable on or in respect of its Indebtedness.

Section 5.17.     Labor Matters. (a) There are no strikes pending or, to any Obligor’s knowledge, threatened against any Obligor, (b) the hours worked and payments made to employees of an Obligor have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters and (c) all payments due from an Obligor or for which any claim may be made against such Obligor on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Obligor to the extent required by GAAP.

Section 5.18.     Status as Senior Debt; Perfection of Security Interests. The Company’s payment obligations under this Agreement and the Notes, and the Guarantors obligations to guarantee the payment obligations under this Agreement and the Notes, shall at all times rank pari passu with any other senior Indebtedness or securities of the Obligors and shall constitute senior indebtedness of the Obligors under and as defined in any documentation documenting any junior indebtedness of the Obligors. Each Security Document delivered pursuant to Sections 4 and 9.8 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Collateral described therein. When financing statements and other filings specified therein in appropriate form are filed in the offices specified therein, the Control Agreements are executed, the Security Agreement is entered into covering the Pledged Collateral that is certificated is delivered to the Collateral Agent, the Liens created by the Security Documents on such Collateral shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Company in such Collateral, in each case prior and superior in right to any other Person, subject, in the case of Collateral other than Pledged Collateral, to Liens permitted under Section 10.2, and in the case of Pledged Collateral, to Liens arising (and that have priority) by operation of law.

Section 5.19.     Insurance. The Obligors have purchased or provided (or caused to be purchased or provided) and is maintaining (or causing to be maintained), with financially sound and reputable insurance companies, insurance with respect to its properties and business against such risks (including with such deductibles, retentions and exclusions), including fire and other risks insured against by extended coverage, and loss or damage, in each case of the kinds customarily insured against by companies of a similar size in the same or similar business, and in such amounts as are customarily carried under similar circumstances by such other Persons and in accordance in all material respects with its applicable contractual obligations. As of the Closing Date, such insurance is in full force and effect. The Obligors maintain insurance in accordance with prudent industry practice.

Section 5.20.     Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with any Person other than the Purchasers, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.21.     Licenses, Permits, Etc.

(a)            Each Obligor has, and is in compliance with, all material permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and property currently owned, leased, managed or operated, or to be acquired, by such Person. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such material permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect.

Section 5.22.     Intellectual Property. Each Obligor owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except where such infringement or conflict could not reasonably be expected to result in a Material Adverse Effect. (a) Set forth on Schedule 5.22 is a complete and accurate list as of the date of this Agreement of each item of Registered Intellectual Property owned by each Obligor, and (b) to the knowledge of each Obligor, no trademark or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Obligor infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. No patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code pertaining to Intellectual Property is pending or proposed which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.23.     Material Contracts. Set forth on Schedule 5.23 is a complete and accurate list as of the date of this Agreement of all Material Contracts (including any material amendments, supplements and/or modifications thereof) of each Obligor, with reasonable descriptions thereof, copies of which have been provided to the Purchasers prior to the Closing Date. Each such Material Contract (a) is in full force and effect and is binding upon and enforceable against each Obligor that is a party thereto and, to the best knowledge of such Obligor, all other parties thereto in accordance with its terms, (b) has not been otherwise amended or modified (except as set forth on Schedule 5.23) and (c) is not in default due to the action of any Obligor or, to the best knowledge of any Obligor, any other party thereto.

Section 5.24.     Customers and Suppliers. There exists no actual or, to the best knowledge of any Obligor, threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Obligor, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Obligor if terminated could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect, or (ii) any Obligor, on the one hand, and any supplier or any group thereof, on the other hand, whose agreements with any Obligor if terminated could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

Section 6.       Representations of the Purchasers.

Section 6.1.     Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2.     Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)            the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)            the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)           the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)           the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or, by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)            the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)            the Source is a governmental plan; or

(g)           the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)           the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 6.3.           Accredited Investor(a). (a) Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).

(b)           Each Purchaser represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and understands and is able to bear the risk of an investment in the Notes for an indefinite period of time. Each Purchaser further acknowledges that (i) it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Notes to be purchased by such Purchaser under this Agreement and (ii) it has had the opportunity to ask questions of the Company and it has received answers to its satisfaction concerning the terms and conditions of the sale of the Notes and to obtain additional information (to the extent the Company possesses such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to it or to which it had access.

(c)            Each Purchaser acknowledges and agrees that it is not purchasing the Notes as a result of any general solicitation or general advertising.

Section 7.              Information as to Company

Section 7.1.           Financial and Business Information. The Company shall deliver to each holder of a Note:

(a)            no later than ninety (90) days after the end of each fiscal year starting with the fiscal year ended December 31, 2022, consolidated balance sheets and related statements of operations, cash flows and owners’ equity showing the financial position of the Parent and its consolidated Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures (if any) for the prior fiscal year, all audited by independent accountants of recognized national standing reasonably acceptable to the Required Holders (it being agreed that any “Big 4” accounting firm is reasonably acceptable to the Required Holders) and accompanied by an opinion of such accountants to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, which report and opinion shall not include (1) any qualification, exception or explanatory, paragraph expressing substantial doubt about the ability of the Parent or any of its Subsidiaries to continue as a going concern or any qualification or exception as to the scope of such audit (other than a qualification related solely to the maturity of the Notes at the Maturity Date), or (2) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the Financial Covenants contained in Section 10.11, together with a written statement of such accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default resulting from any noncompliance with the financial covenants contained in Section 10.11 and (y) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof, it being agreed that delivery of the Parent’s annual report on Form 10-K will satisfy this requirement.

(b)            no later than forty-five (45) days after the end of each fiscal quarter of each fiscal year (excluding the fourth fiscal quarter of each fiscal year), starting with the fiscal quarter ended June 30, 2022, consolidated balance sheets and related statements of operations and cash flows showing the financial position of the Parent and its consolidated Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures (if any) for the corresponding periods of the prior fiscal year, all certified by a Financial Officer of the Parent, on behalf of the Parent, as fairly presenting, in all material respects, the financial position and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes);

(c)            concurrently with the delivery of the financial statements required by Section 7.1(a) and, with respect to the first three fiscal quarters of each fiscal year, Section 7.1(b), a certificate of a Financial Officer of the Parent in substantially the form of Exhibit C or such other form as shall be approved by the Required Holders, (i) certifying that such Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth a computation of the Financial Covenants for such Test Period in detail reasonably satisfactory to the Required Holders;

(d)            not later than ten (10) Business Days after the delivery of the financial statements required pursuant to Section 7.1(a) and, with respect to the first three fiscal quarters of each fiscal year, Section 7.1(b), a meeting (at a mutually agreed-upon time) by conference call with the Purchasers to discuss the financial condition and results of operation for the Obligors;

(e)            on Friday of every second week (commencing with the second full week following the Closing Date), a report of the Company’s Liquidity as of such date (it being understood that a screenshot of such balances as of such date shall satisfy this clause (e));

(f)            within two Business Days after the first Business Day following the end of each calendar month, provide evidence of the Liquidity of the Company during each day of such calendar month (it being understood that a screenshot of balances shall satisfy this clause (f));

(g)           no later than the Wednesday of each fourth week after the date hereof, an updated Cash Flow Forecast;

(h)            concurrently with the delivery of the financial statements required by Section 7.1(a) and, with respect to the first three fiscal quarters of each fiscal year, Section 7.1(b), an ESG Report;

(i)             not later than thirty (30) days after the end of June and December of each year, starting with June 2022, a report detailing the Asset Valuation from an Appraiser prepared on a basis reasonably satisfactory to the Required Holders;

(j)             promptly but no later than five (5) Business Days after any Responsible Officer of any Obligor obtains actual knowledge thereof, notice of:

(i)            the filing or commencement of, or any written threat or written notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against any Obligor which would reasonably be expected to have a Material Adverse Effect;

(ii)           any event specific to any of the Obligors that has had, or could reasonably be expected to have, a Material Adverse Effect;

(iii)          copies of any default or similar notices of breach or non-compliance that any Obligor receives in connection with any Material Contract;

(iv)          copies of any material notices that any Obligor executes or receives in connection with the sale or other disposition of all or substantially all of the Equity Interests or assets of, any Obligor; and

(v)           if at any time an ERISA Event is reasonably likely to occur and could, reasonably be expected to have a Material Adverse Effect, a written notice thereof, which notice shall state that it is an “ERISA Notice” for purposes of the Note Documents;

(k)           promptly but no later than three (3) Business Days after any Responsible Officer of any Obligor obtains actual knowledge thereof, notice of any Event of Default or Default, in each case specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(l)            promptly, and in any event within thirty (30) days of receipt thereof, copies of any notice to any Obligor from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(m)          promptly but no later than five (5) Business Days after the execution thereof, copies of any Material Contract not filed or furnished on EDGAR;

(n)           promptly but no less than three (3) Business Days after the receipt thereof, a copy of any material notice received from any holder of its Indebtedness; concurrently with the delivery of the financial statements required by Section 7.1(a) and, with respect to the first three fiscal quarters of each fiscal year, Section 7.1(b), a report of key performance indicators with respect to the business and operations of the Obligors, in form and substance consistent with the internal reporting practices of the Obligors as of the date hereof (or with any changes thereto that may be in form and substance reasonably satisfactory to the holders of Notes);

(o)           promptly but no later than ninety (90) days after the commencement of each fiscal year, an annual budget including management forecasts in form and substance reasonably satisfactory to the Required Holders;

(p)           promptly but no later than five (5) Business Days of public release, any sustainability reports consisting of annual updates made in a Parent-issued press release, Parent SEC filing or posted on the Parent’s investor relations page of its website on the Parent’s sustainability commitments (including non-financial disclosures in alignment with The Task Force on Climate-Related Financial Disclosures); provided that the Parent will be required to provide a sustainability report no less than one (1) time per year; and provided further that the first sustainability report shall be required to be delivered no later than forty-five (45) days following the date of the Parent’s Annual Report on Form 10-K for the year ended December 31, 2022 is required to be filed with the SEC;; and

(q)           with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or relating to the ability of the Obligors to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by the Required Holders.

Section 7.2.           Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and certificates that are required to be delivered by the Company pursuant to Section 7.1 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(a)            such financial statements satisfying the requirements of Section 7.1(a) or (b) and the certificate satisfying the requirements of Section 7.1(c) and any other information required under Section 7.1(c) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; or

(b)           such financial statements satisfying the requirements of Section 7.1(a), or (b) and the certificate satisfying the requirements of Section 7.1 and any other information required under Section 7.1 are timely provided by or on behalf of the Company to each holder of a Note or on any website to which each holder of a Note has free access or if included in any report or documentation publicly filed or furnished on EDGAR;

provided however, that in no case shall access to such financial statements, other information and certificate be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20); provided further, that in the case of clause (b), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery.

Section 8.              Payment and Prepayment of the Notes.

Section 8.1.          Maturity.

(a)           The Company shall pay to each holder of a Note entitled thereto its respective portion of the aggregate principal amount of the outstanding Notes in accordance with the amortization schedule set forth on Schedule 8.1 hereto (or such lesser principal amount as shall then be outstanding) at par and without payment of any Redemption Premium or any other premium.

(b)           If any of the ESG KPI Goals have not been achieved as of the Maturity Date (or such other date prior to the Notes becoming due and payable in full, either as a result of a prepayment or an acceleration as a result of an Event of Default), the Company shall pay to each holder of a Note a fee (the “ESG KPI Fee”) in an amount equal to one percent (1%) of the aggregate principal amount of the Notes held by such holder of a Note on the Closing Date.

(c)           The entire unpaid principal balance of each of the Notes shall be due and payable on the Maturity Date.

Section 8.2.           Mandatory Repurchase Offers.

(a)            Mandatory Repurchase Offers.

(i)            Subject to Section 8.2(b), the Company shall apply Net Proceeds under clause (a) of the definition thereof within three (3) Business Days of receipt thereof by the Company to make an Offer to Repurchase to all holders of Notes to purchase the maximum aggregate principal amount of the Notes that may be purchased out of such Net Proceeds at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to but not including the applicable Repurchase Date. No Redemption Premium or other premium shall be required to be paid in connection with any repurchase pursuant to this Section 8.2(a)(i).

(ii)           Subject to Section 8.2(b), the Company shall apply the Net Proceeds under clause (b) of the definition thereof from any incurrence, issuance or sale of Indebtedness (other than Excluded Indebtedness) within three (3) Business Days of receipt thereof by any of the Obligors to make an Offer to Repurchase to all holders of Notes to purchase the maximum aggregate principal amount of the Notes that may be purchased out of such Net Proceeds at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to but not including the applicable Repurchase Date, together with the Redemption Premium determined for the prepayment date with respect to such principal amount.

(iii)          Subject to Section 8.2(b), within ten (10) Business Days of the occurrence of a Change in Control, the Company shall make an Offer to Repurchase all (but not less than all) of the Notes of each holder, at a purchase price in cash equal to 101% of the outstanding principal amount thereof, together with unpaid interest accrued thereon, if any, to, but not including the Repurchase Date. Except as provided above, no Redemption Premium or other premium shall be required to be paid in connection with any repurchase pursuant to this Section 8.2(a).

(b)            Procedures for Offers to Repurchase. Any offer to repurchase the Notes pursuant to Section 8.2(a) (each an “Offer to Repurchase”) shall be made as set forth in this Section 8.2(b).

(i)            On the date (the “Offer Date”) specified in the applicable clause of Section 8.2(a), the Company shall make an Offer to Repurchase, which shall remain open for a period of at least twenty (20) Business Days following the receipt by the holders of such Offer to Repurchase (the “Offer Period”), by sending a notice to each holder of a Note in accordance with Section 18, which notice shall contain all instructions and materials necessary to enable each holder of a Note to accept the Offer to Repurchase with respect to its Notes and, if applicable, to tender its Notes with respect to such Offer to Repurchase, it being understood that each holder of a Note shall have the right to accept the Offer to Repurchase prior to the expiration of the applicable Offer Period. Such notice, which shall govern the terms of the Offer to Repurchase, shall (w) describe the transactions, events or circumstances giving rise to such Offer to Repurchase, (x) state that such Offer to Repurchase is being made pursuant to this Section 8.2(b), (y) to the extent applicable, be accompanied by a certificate of a Financial Officer as to the Redemption Premium due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation, and (z) state:

(A)            if applicable, the aggregate amount being offered by the Company to repurchase the Notes and to pay unpaid accrued interest on the principal amount of the Notes;

(B)            the date (the “Repurchase Date”), which date shall be no earlier than twenty (20) Business Days and no later than thirty (30) Business Days from the Offer Date, the Company shall repay the Notes validly tendered for repurchase pursuant to this Section 8.2(b);

(C)            that during the Offer Period, subject to adjustment pursuant to Section 8.2(b)(ii), each holder of a Note has the right to accept or decline such Offer to Repurchase as to its pro rata share thereof (such pro rata share to be determined by multiplying the aggregate amount of such Offer to Repurchase by a fraction, the numerator of which is the aggregate principal amount of the Notes owing to such holder of a Note on the Offer Date and the denominator of which is the aggregate principal amount of all outstanding Notes);

(D)            that any Note (or portion thereof) not tendered by the relevant holder of such Note for repurchase shall continue to accrue interest;

(E)            that, unless the Company defaults in making such repurchase payment, the Notes tendered for payment pursuant to the Offer to Repurchase shall cease to accrue interest after the Repurchase Date;

(F)            that any holder of a Note electing (1) to have less than its pro rata share (as determined in accordance with clause (C) above) of the proposed repurchase shall provide a notice of acceptance, which shall include the amount and Notes to be prepaid, or (2) not to have its Notes (or any portion thereof) prepaid shall provide a notice of rejection, in each case within the Offer Period, and that failure of any holder of a Note to so provide such notice of acceptance as to less than its pro rata share of the proposed repurchase or notice of rejection within such Offer Period shall be deemed to be a rejection by such holder of a Note of its pro rata share (as determined in accordance with clause (C) above) of such Offer to Repurchase;

(G)            that the holders of Notes electing to have any Notes (or any portion thereof) purchased in full pursuant to an Offer to Repurchase will be required to surrender such Notes within ten (10) Business Days after purchase; and

(H)           the private placement number, if any, printed on such Notes.

(ii)           [Reserved].

(iii)          The Company shall, at least two (2) Business Days prior to the Repurchase Date, deliver to each holder of a Note whose Notes are being repurchased a certificate signed by a Responsible Officer of the Company confirming (x) the principal amount of each Note held by such holder of a Note to be repurchased, and the interest to be paid to such holder of a Note on the Repurchase Date and (y) the Redemption Premium applicable as of the Repurchase Date.

(iv)          On the Repurchase Date, the Company shall, (A) to the extent lawful, accept for payment the Notes or portions thereof tendered for repayment pursuant to the related Offer to Repurchase and (B) pay to each applicable holder of a Note an amount equal to the payment required in respect of such holder’s Notes or portions thereof so tendered. The Company shall on the Repurchase Date pay to each tendering holder of a Note the amount due pursuant to Section 8.2(a) with respect to each such Note tendered by such holder. On the Repurchase Date, all Notes purchased or repaid by the Company (x) in full shall be delivered to the Company for cancellation and (y) in part shall be exchanged by the holder, and the Company at its own expense shall execute and deliver, in lieu thereof, a new Note within ten (10) Business Days of the Repurchase Date, dated and bearing interest from the date to which interest shall have been paid on such exchanged Note.

(v)           The Company shall not be required to make an Offer to Repurchase pursuant to Section 8.2(a)(iii) upon a Change in Control if a notice of optional repayment of all outstanding Notes has been given pursuant to Section 8.3 hereof, unless and until there is a Default in the payment of the optional prepayment amount on the applicable payment date.  Notwithstanding anything to the contrary in this Section 8.2(b), an Offer to Repurchase pursuant to Section 8.2(a)(iii) upon a Change in Control may be made in advance of the consummation of the Change in Control, conditional upon such Change in Control, if a definitive agreement is in place for the Change in Control at the time of making of the Offer to Repurchase.

(vi)          If the Company complies with the provisions of the preceding clause, on and after the Repurchase Date interest shall cease to accrue on the Notes or the portions thereof repurchased or repaid. If any holder of a Note accepts an Offer to Repurchase pursuant to Section 8.2(a) and such acceptance is not rescinded but the Company does not repurchase or repay such Note because of the failure of the Company to comply with the preceding clause, interest shall be paid on the unpaid principal, from the Repurchase Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the Default Rate.

(c)            Without limitation of Sections 8.2(a) and (b), upon the conclusion of any Offer to Repurchase in accordance with Section 8.2(b), the aggregate Net Proceeds corresponding to such Offer to Repurchase shall be deemed to be reduced to zero for purposes of calculating the threshold aggregate Net Proceeds triggering a subsequent Offer to Repurchase.

Section 8.3.          Optional Prepayments with Redemption Premium.

(a)           On any date on or after the Closing Date, through and including the date that is eighteen (18) months after the Closing Date, the Company may not prepay at any time all, or any part of, the Notes.

(b)           On any date after the date that is eighteen (18) months after the Closing Date, through and including the third anniversary of the Closing Date, the Company may, at its option, upon notice as provided in clause (d) below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in the case of a partial prepayment, at 100.5% of the principal amount outstanding being prepaid, plus the accrued but unpaid interest accrued to but excluding the date of payment.

(c)           Thereafter, the Company may, at its option, upon notice as provided in clause (d) below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in the case of a partial prepayment, at 100% of the principal amount outstanding being prepaid, plus the accrued but unpaid interest accrued to but excluding the date of payment.

(d)           The Company will give each holder of a Note written notice of each optional prepayment under this Section 8.3 not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of Notes to be prepaid on such date, the principal amount of each Note held by such holder of a Note to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. Notice of prepayment may, at the Company’s option and discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering or Change in Control, as the case may be.

(e)            Any Notes that have been accelerated in accordance with Section 12.1, shall be subject to the terms of Sections 8.3(a), (b) and (c) as if such Notes had been optionally prepaid.

(f)            The term “Redemption Premium” shall mean, with respect to any Notes, the amount payable on such Notes pursuant to Section 8.2 or Section 8.3 in excess of 100% of the principal amount outstanding being repaid. If the Notes are accelerated or otherwise become due prior to the Maturity Date, in each case, as a result of an Event of Default (including upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the amount of principal of and premium on the Notes that becomes due and payable shall equal 100% of the principal amount of the Notes plus the Redemption Premium in effect on the date of such acceleration or such other prior due date, as if such acceleration or other occurrence were a voluntary prepayment of the Notes accelerated or otherwise becoming due. Without limiting the generality of the foregoing, it is understood and agreed that if the Notes are accelerated or otherwise become due prior to the Maturity Date, in each case, in respect of any Event of Default (including upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the Redemption Premium applicable with respect to a voluntary prepayment of the Notes will also be due and payable on the date of such acceleration or such other prior due date as though the Notes were voluntarily prepaid as of such date and shall be obligations secured by the Security Documents, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each holder’s loss as a result thereof. Any premium payable above shall be presumed to be the liquidated damages sustained by each holder of a Note and the Company agrees that it is reasonable under the circumstances currently existing. THE COMPANY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE REDEMPTION PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. The Company expressly agrees (to the fullest extent it may lawfully do so) that: (a) the Redemption Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) the Redemption Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between the holders and the Company giving specific consideration in this transaction for such agreement to pay the Redemption Premium and (d) the Company shall be estopped hereafter from claiming differently than as agreed to in this paragraph.

Section 8.4.           Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.1 or Section 8.3, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.5.           Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Redemption Premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Redemption Premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.6.          Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all of the Notes at the time outstanding upon the same terms and conditions with respect to the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 9.              Affirmative Covenants.

From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, each Obligor covenants to:

Section 9.1.        Existence; Businesses and Properties.

(a)           Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

(b)           Do or cause to be done all things necessary to (i) obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary to the normal conduct of its business, including ownership of its Intellectual Property and (ii) at all times maintain and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agreement); in each case in this clause (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 9.2.        Insurance. Keep its insurable properties insured at all times by financially sound and reputable insurers in accordance with prudent industry practice and maintain such other reasonable insurance (including deductibles, co-insurance, self-insurance, if adequate reserves are maintained with respect thereto), of such types, to such extent and against such risks, as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.        Taxes. File all material Tax returns required to be filed in any jurisdiction and to pay and discharge promptly when due all Taxes shown to be due and payable on such returns and all other Taxes imposed upon them or any of their properties, assets, income or franchises before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax or claim to the extent (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Obligor shall have set aside on its books reserves in accordance with GAAP with respect thereto or (ii) the nonpayment of all such Taxes and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.       Compliance with Laws. Comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.8), and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.        Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and all applicable material requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor and permit a the representatives of each Purchaser and each holder of a Note, to visit and inspect the financial records and the properties of any of the Obligors at reasonable times, upon reasonable prior notice to the Company, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representative of each Purchaser and each holder of a Note, upon reasonable prior notice to the Company to discuss the affairs, finances and condition of the Company with the officers thereof, or the general partner, managing member or sole member thereof, and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract); provided that, during any calendar year absent the occurrence and continuation of an Event of Default, only one (1) such visit may be made by the representatives of each Purchaser and each holder of a Note and shall be at the Company’s expense; provided, further, that during the continuance of an Event of Default, any holder of a Note may do any of the foregoing shall be at the expense of the Obligors.

Section 9.6.        Use of Proceeds. Use the proceeds of the Notes solely for the purposes described in Section 5.11.

Section 9.7.        Further Assurances.

(a)            Correct any material defect or error that may be discovered in any Note Document or in the execution, acknowledgment, filing or recordation thereof promptly after a Responsible Officer of such Obligor obtains knowledge of such material defect or error.

(b)           Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, and other documents and recordings of Liens in stock registries or land title registries, as applicable) as shall be necessary or advisable (or as shall be required by the Collateral Agent, acting at the direction of the Required Holders) to carry out more effectively the purposes of the Note Documents, (ii) subject such Obligor’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Security Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Security Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Note Document or under any other instrument executed in connection with any Note Document to which such Obligor is or is to be a party, in each case, at the expense of the Obligor.

(c)           Promptly upon obtaining knowledge thereof, notify each Purchaser and each holder of a Note if any material portion of the Collateral is damaged or destroyed.

(d)           Without limiting the generality of the preceding clause, take all action necessary or advisable to cause, and cause, the Collateral Requirement to be and remain satisfied in accordance with the terms of the Security Documents.

Section 9.8.           Accounts. (i) Subject to clause (ii), maintain at all times all Cash and Cash Equivalents at deposit accounts or securities accounts with any financial institution that has entered into a Control Agreement and (ii) within two (2) Business Days of the Closing Date, close that certain investment account held with Morgan Stanley (Account # 097965) and transfer all Cash and Cash Equivalents in such investment account to a financial institution that has entered into a Control Agreement.

Section 9.9.          [Reserved].

Section 9.10.        Additional Subsidiaries. If any Subsidiary of an Obligor is formed after the date hereof, cause, within ten (10) Business Days such Subsidiary to guarantee or otherwise become liable at any time, for the payment obligations of the Company and the Notes hereunder by acceding to this Agreement by executing a guarantor joinder agreement substantially in the form of Exhibit C, and, take all actions (if any) required to be taken with respect to such newly formed or acquired Subsidiary in order to satisfy the Collateral Requirement with respect to such Subsidiary, the assets of such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Obligor within thirty (30) days after such formation.

Section 9.11.        Landlord Waivers; Collateral Access Agreements. At any time any Collateral in excess of $500,000 (when aggregated with all other Collateral at the same location, and measured on a cost basis with respect to Inventory, and a book value basis with respect to PP&E) is located on any real property of an Obligor (whether such real property is now existing or acquired after the Closing Date, but excluding the leased real property locations) which is not owned by an Obligor, or is stored on the premises of a bailee, warehouseman, or similar party, use commercially reasonable efforts to obtain within thirty (30) days after the occurrence thereof, or, in the case of such property in storage as of the Closing Date, within forty-five (45) days of the Closing Date (or such longer period as the Collateral Agent (at the direction of the Required Holders) may agree in writing in its sole discretion), written subordinations or waivers or collateral access agreements, as the case may be, in form and substance satisfactory to the Collateral Agent.

Section 9.12.        After Acquired Real Property. Upon the acquisition by it or any of its Subsidiaries after the date hereof of any owned real property (wherever located) (each such property being a “New Facility”) with a Current Value (as defined below) in excess of $500,000, immediately so notify the Collateral Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Obligor’s good-faith estimate of the current value of such real property (for purposes of this Section, the “Current Value”). The Collateral Agent, acting at the direction of the Required Holders, shall notify such Obligor whether it intends to require a Mortgage (and any other deliverables at the reasonable request of the holders of Notes) or landlord waiver (pursuant to Section 9.11) with respect to such New Facility. Upon receipt of such notice requesting a Mortgage (and any other deliverables at the reasonable request of the holders of Notes) or landlord waiver, the Person that has acquired such New Facility shall promptly furnish the same to the Collateral Agent. The Company shall pay all fees and expenses, including, without limitation, reasonable attorneys’ fees and expenses, and all title insurance charges and premiums, in connection with each Obligor’s obligations under this Section 9.12.

Section 10.            Negative Covenants.

From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, no Obligor shall:

Section 10.1.        Indebtedness. Incur, create, assume or permit to exist any Indebtedness or issue any Disqualified Equity Interest, except:

(a)           Indebtedness created hereunder and under the other Note Documents;

(b)           Indebtedness in respect of appeal or performance bonds and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(c)           Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; provided that (x) such Indebtedness (other than credit or purchase cards) is extinguished within fifteen (15) Business Days of its incurrence and (y) such Indebtedness in respect of credit or purchase cards is extinguished within sixty (60) days from its incurrence;

(d)           all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (c) above;

(e)            Indebtedness set forth in Schedule 10.1 and any Permitted Refinancing Indebtedness incurred to refinance any such Indebtedness;

(f)            pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, and other social security legislation, or to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, construction, operating and maintenance agreements, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) and deposits securing liability to insurance carriers under insurance arrangements or any insurance premium financing;

(g)            Permitted Intercompany Investments;

(h)           incremental debt to be incurred hereunder in an amount and on terms and conditions acceptable to the holders of Notes; provided that the Company demonstrates that EBITDA (defined in a manner reasonably acceptable to the Required Holders) for the trailing twelve-month period of Parent and Parent’s Subsidiaries (including the Company) taken as a whole, in excess of $10,000,000 and the holders of Notes’ consent to the incurrence of such Indebtedness;

(i)            guarantees by any Obligor of Indebtedness of the Parent or the Company or any other Obligor with respect, in each case, to Indebtedness otherwise constituting Indebtedness permitted hereunder; provided, that (i) if the Indebtedness that is being guaranteed is unsecured and/or subordinated to the Notes, the guarantee shall also be unsecured and/or subordinated to the Notes and (ii) such guarantees shall be deemed to be a Permitted Intercompany Investment;

(j)             Indebtedness consisting of incentive, non-compete, consulting, deferred compensation or other similar arrangements entered into in the ordinary course of business with an officer or employee of any Obligor or its Subsidiaries;

(k)            unsecured Indebtedness in an aggregate amount not to exceed $1,000,000 and any Permitted Refinancing Indebtedness with respect thereto; and

(l)             Indebtedness in an aggregate principal amount not to exceed $6,000,000 that constitutes the deferred purchase price in respect of carbon credits; provided that such Indebtedness is incurred in the first two (2) years following the Closing Date and once such Indebtedness is repaid it may not be incurred again under this clause (l).

Section 10.2.        Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person) at the time owned by it or on any income or revenues or rights in respect of any thereof, except (without duplication):

(a)            Liens on property or assets of any Obligor existing on the Closing Date and set forth on Schedule 10.2; provided that such Liens shall secure only those obligations that they secure on the Closing Date and shall not subsequently apply to any other property or assets of such Person;

(b)           any Lien created under the Note Documents;

(c)            Liens for Taxes not yet delinquent or that are being contested in accordance with Section 9.3;

(d)            Liens securing judgments that do not constitute an Event of Default under Section 11(j);

(e)            Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness or (ii) relating to pooled deposit or sweep accounts of the Obligors to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of such Person;

(f)             Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;

(g)            Lien imposed by law such as carriers’, warehousemen’s, mechanics’, landlord’s (or lessor’s under operating leases), materialmen’s, repairmen’s, custom and revenue authorities’, or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable beyond the applicable grace period therefor or that are being contested in compliance with Section 9.3; and

(h)            deposits to secure the performance of leases (other than Capital Lease Obligations), statutory obligations, liability to insurance carriers under insurance or self-insurance arrangements, surety and appeal bonds, performance bonds, statutory bankers’ liens on moneys held in bank accounts and other obligations of a like nature, in each case incurred in the ordinary course of business;

(i)             liens of landlords and mortgagees of landlords (i) arising by statute or under any lease or related contractual obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, or (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP;

(j)             Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness;

(k)            Liens that are replacements of Liens permitted by this Section 10.2 to the extent that the original Indebtedness is the subject of Permitted Refinancing Indebtedness;

(l)             Liens consisting of customer credit card payments held by merchant credit card processing and similar services in the ordinary course of business prior to such payments being disbursed to an Obligor; and

(m)           Liens on goods in favor of customs and revenues authorities imposed by applicable law arising in the ordinary course of business in connection with the importation of such goods.

Section 10.3.      Economic Sanctions. Permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder of a Note or any Affiliate of such holder of a Note to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder of a Note, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.4.      Sale and Lease-back Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

Section 10.5.      Investments, Loans and Advances. Purchase, hold or acquire (including pursuant to any merger or amalgamation with a Person) any Equity Interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Company) to or Guarantees of the obligations of, or make or permit to exist any investment or any other interest in, any other Person (each, an “Investment”), except:

(a)            Guarantees created under the Note Documents;

(b)            Permitted Investments;

(c)            Investments in any Obligor;

(d)            Cash and Cash Equivalents and Investments that were Cash and Cash Equivalents when made;

(e)            Investments resulting from deposits referred to in Sections 10.2 and any exercise of the Cure Right; and

(f)            so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, additional Investments in any Obligor to the extent made with the proceeds of equity capital contributions (other than proceeds received as a result of the exercise of Cure Rights pursuant to Section 12.5) to the Company.

Section 10.6.      Mergers, Consolidations, Sales of Assets and Acquisitions.

(a)            Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, including by means of a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law; provided, that (i) an Obligor (other than the Company or Parent) may merge, consolidate, or amalgamate with another Obligor (including the Company or Parent) and (ii) so long as no Default or Event of Default has occurred and is continuing, the Company and the Parent may (or cause to) wind-up, liquidate or dissolve any Subsidiary; provided that (A) (y) the Company reasonably determines such entity to be defunct or non-operational, or otherwise no longer material to the business of the Obligors (taken as a whole) and (B) any property or assets of such entity are transferred to an Obligor prior to such wind-up, liquidation or dissolution; and

(b)            Make any Disposition, whether in one transaction or a series of related transactions, of all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing) other than Permitted Dispositions.

Section 10.7.      Dividends and Distributions. Make any Restricted Payment other than Permitted Restricted Payments.

Section 10.8.      Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates, unless such transaction, taken as a whole, is upon fair and reasonable terms not less favorable to such Obligor than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate.

Section 10.9.      Business of the Company. (a) Engage in any business or activity if, as a result, the general nature of the business in which such Obligor would then be engaged would be substantially changed from the general nature of the business in which such Obligor, is engaged on the date of this Agreement as described in the Disclosure Documents, and (b) permit the Parent to have, any material liabilities (other than liabilities arising under the Note Documents), own any material assets (other than the Equity Interests of its Subsidiaries) or engage in any operations or business (other than the ownership of its Subsidiaries).

Section 10.10.     Limitation on Modifications or Prepayments of Indebtedness; Modifications of Certificate of Incorporation, By-laws and Certain Other Agreements; Etc.

(a)            Amend, supplement, waive or modify, or permit the amendment, supplement, waiver or modification of, in any manner materially adverse to the holders of the Notes, or grant any waiver or release under or terminate in any manner (if such granting or termination shall be materially adverse to the holders of the Notes), the Organizational Documents of any Obligor;

(b)            Make, or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness (other than the Notes) of any Obligor or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness of any Obligor;

(c)            Enter into any agreement or instrument that by its terms restricts, (i) in the case of any Subsidiary, the payment of dividends or distributions or the making of cash advances by such Subsidiary to any Obligor that is a direct or indirect parent of such Subsidiary or, (ii) the granting of Liens by the Obligors pursuant to the Security Documents, in each case, other than those arising under any Note Document and, except, in each case, restrictions existing by reason of applicable law;

(d)            Without the prior written consent of the Required Holders, amend, supplement, waive or modify, or permit the amendment, supplement, waiver or modification of, in any manner materially adverse to the holders of the Notes, the Material Contracts.

Section 10.11.      Financial Covenants.

(a)            Minimum Asset Coverage Ratio. For any Test Period, permit the Asset Coverage Ratio on each Quarterly Date to be less than 1.25:1.00 for the related Test Period.

(b)            Minimum Liquidity. Permit the Liquidity of the Obligors on a date to be less than the Required Liquidity Amount more than once per each fiscal quarter or permit the projected Liquidity of the Obligors to be less than the Required Liquidity Amount in any Cash Flow Forecast delivered hereunder; provided however, if the difference between such Liquidity and the Required Liquidity Amount is less than $1,000,000, the Obligors shall be permitted two (2) Business Days to cure such difference and in each case, provide the holders of Notes with notice with respect to any failure to meet the Required Liquidity Amount.

(c)            ESG Covenant. On or prior to the Maturity Date (or, in any event, prior to the Notes becoming due and payable in full, either as a result of a prepayment or an acceleration as a result of an Event of Default), the Company shall use commercially reasonable efforts to achieve the ESG KPI Goals. In the event any KPI Goal is not achieved by the Maturity Date (or such other date prior to the Notes becoming due and payable in full, either as a result of a prepayment or an acceleration as a result of an Event of Default), the Company shall pay to each holder of a Note the fee set forth in Section 8.1(b) (it being understood that a failure to achieve such goals shall not be considered an Event of Default hereunder).

Section 10.12.      Bank Accounts. Maintain any bank account or similar account with any financial institution that is not subject to a Control Agreement.

Section 10.13.      Special Purpose Entity. Fail to at all times (a) maintain entity records and books of account separate from those of any other entity which is an Affiliate of any Obligor, (b) act solely in its name and through its duly authorized officers, managers, representatives or agents in the conduct of its businesses, (c) conduct in all material respects its business solely in its own name, in a manner not misleading to other Persons as to its identity (without limiting the generality of the foregoing, all oral and written communications (if any), including invoices, purchase orders, and contracts), and (d) comply in all material respects with the terms of its certificate of formation and limited liability company agreement (or similar constituent documents).

Section 10.14.      Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Obligor (a) to pay dividends or to make any other distribution on any shares of Equity Interests of such Obligor, (b) to pay or prepay or to subordinate any Indebtedness owed to any Obligor, (c) to make loans or advances to any Obligor or (d) to transfer any of its property or assets to any other Obligor; provided that nothing in any of clauses (a) through (d) of this Section 10.14 shall prohibit or restrict compliance with:

(i)              the Note Documents;

(ii)             any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

(iii)            in the case of clause (d), (1) customary restrictions on the subletting, assignment or transfer of any specified property or asset set forth in a lease, license, asset sale agreement or similar contract for the conveyance of such property or asset and (2) instrument or other document evidencing a Lien permitted under Section 10.2 (or the Indebtedness secured thereby) from restricting on customary terms the transfer of any property or assets subject thereto; and

(iv)           customary restrictions in contracts that prohibit the assignment of such contract.

Section 10.15.      Limitation on Negative Pledge. Enter into, incur or permit to exist, or permit any Obligor to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Obligor to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except under this Agreement and the other Note Documents, other than (i) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets or of a Subsidiary pending such sale or other disposition; provided that such restrictions and conditions apply only to the assets or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, (ii) customary provisions in leases restricting the assignment or sublet thereof, (iii) customary restrictions on cash or other deposits (including escrowed funds) imposed under contracts entered into in the ordinary course of business and (iv) customary restrictions imposed by the terms of a Lien otherwise permitted under Section 10.2 so long as such restrictions relate only to the specific asset subject to such permitted Liens under Section 10.2 and are not created for the purpose of avoiding the restrictions imposed by this Section 10.15.

Section 11.         Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)            any Obligor defaults in the payment of any principal, the ESG KPI Fee or Redemption Premium, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)            any Obligor defaults in the payment of any interest on any Note or in the payment of any Fee (other than the ESG KPI Fee) or other amount (other than an amount referred to in Section 11(a)) due under any Note Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days or more; or

(c)            any Obligor defaults in the performance of or compliance with any term contained in Section 7.1(j)(i), Section 9.1(a), Section 9.6 or in Section 10 (with respect to Section 10.11, subject to exercise of the Cure Right in accordance with Section 12.5); or

(d)            any Obligor defaults in the performance of or compliance with any term contained in Section 7.1(g) and such default is not remedied within five (5) Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)            any Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b), (c) or (d)) and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(e)); or

(f)            any representation or warranty made by any Obligor in any Note Document, or any representation, warranty or certification of any Obligor contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Note Document, shall prove to have been false or misleading in any material respect when so made or furnished by such Obligor; provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by “materiality,” “Material Adverse Effect” or similar language in the text thereof; or

(g)            (i) the occurrence of any default by the Obligors under any Material Indebtedness that results in such Material Indebtedness becoming due prior to its scheduled maturity or requires the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (with all applicable grace periods having expired); or (ii) the occurrence of any payment default by any Obligor under any Material Indebtedness that enables or permits (with all applicable grace periods having expired) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or requires the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or

(h)            an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Obligor or of a substantial part of the property or assets of any Obligor under the Bankruptcy Code, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Obligor or for a substantial part of the property or assets of such Obligor, or (iii) the winding-up or liquidation of any Obligor; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or

(i)            any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (i) above, (iii) apply for, request or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Obligor or for a substantial part of the property or assets of such Obligor, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) admit in writing its inability or fail generally to pay its debts as they become due; or

(j)            the failure by any Obligor to pay one or more final judgments aggregating in excess of $500,000 (net of any amounts which are covered by insurance or bonded) which judgments are not vacated, discharged or effectively waived or stayed for a period of thirty (30) consecutive days from the entry thereof, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Obligors to enforce any such judgment; or

(k)            if, at any time, an ERISA Event occurs and any such ERISA Event or ERISA Events either individually or together with any other such event or events, could reasonably be expected to result in a Material Adverse Effect; or

(l)            (i) any Note Document, for any reason, shall cease to be, or shall be asserted in writing by the Company not to be, a legal, valid and binding obligation of any party thereto, or (ii) any security interest purported to be created by any Security Document and to extend to Collateral that is material to the Company on a consolidated basis shall cease to be, or shall be asserted in writing by the Company not to be, a valid and perfected first priority security interest (having the priority required by this Agreement or the relevant Security Document) in the securities, assets or properties covered thereby; or

(m)            (i) any material provision of any Material Contract is declared in a final judgment by a court of competent jurisdiction to be illegal or unenforceable as against any Obligor or any counterparty to such Material Contract, (ii) any Material Contract ceases to be valid and binding as against any Obligor or any counterparty to such Material Contract or in full force and effect as against any Obligor or any counterparty to such Material Contract (in each case, except in accordance with its terms and not related to any default thereunder), (iii) any Material Contract is repudiated in writing by any Obligor or (iv) any Material Contract terminates or expires other than in the case of expiration of a Material Contract in accordance with its terms; and, any such event or events described in clauses (i) through (iv) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or;

(n)            the occurrence of a default by any counterparty under a Material Contract if such default could reasonably be expected to result in a Material Adverse Effect ; or

(o)            any Obligor is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for more than forty-five (45) consecutive days; or

(p)            any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than forty-five (45) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Obligor; or

(q)            the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Obligor for more than forty-five (45) consecutive days, if such loss, suspension, revocation or failure to renew could reasonably be expected to result in a Material Adverse Effect.

Section 12.         Remedies on Default, Etc.

Section 12.1.      Acceleration. (a) If an Event of Default with respect to any Obligor described in Sections 11(h) or (i) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)            If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder of a Note or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

(c)            If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(d)            Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Redemption Premium determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Redemption Premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.      Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder of a Note by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or other Note Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.      Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Redemption Premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Redemption Premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.      No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of a Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Note or any other Note Document upon any holder of a Note thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to each holder of a Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder of a Note incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

Section 12.5.      Right to Cure. Notwithstanding anything to the contrary contained in this Section 12, in the event that the Company fails to comply with the Financial Covenants on any calculation date, the Company shall have the right, on or after such calculation date and on or prior to the tenth (10th) Business Day following the calculation date to effect a cure of such failure by receiving an additional equity investment in the form of a cash equity contribution from a shareholder to the Company or the Parent deposited in a deposit or securities account subject to a Control Agreement in an amount equal to the Cure Amount (collectively, the “Cure Right”) and upon the receipt by the Company or the Parent of the Cure Amount, the Financial Covenant shall be recalculated; provided that such pro forma adjustment shall be made solely for the purpose of curing the failure to comply with the Financial Covenant with respect to each (x) Test Period that includes the Test Quarter, in the case of Section 7.1(a) or (y) day, in the case of Section 7.1(b), for which such Cure Right was exercised and not for any other purpose under any Note Document. If, after giving effect to the foregoing recalculations, the Company shall then be in compliance with the requirements of the Financial Covenants, the Company shall be deemed to have satisfied the requirements of the Financial Covenants as of the relevant calculation date with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Covenants (and any related Default or Event of Default as a result of such breach or default) that had occurred shall be deemed cured. Notwithstanding anything herein to the contrary, the Cure Right shall not be exercised more than one (1) time during any consecutive four fiscal quarters and not more than three (3) times over the term of this Agreement.

Section 13.         Registration; Exchange; Substitution of Notes.

Section 13.1.      Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder of a Note thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to the Collateral Agent and any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes, as well as the aggregate principal amount of Notes held by each registered holder. The Collateral Agent shall be entitled to conclusively rely upon the register of holders provided to it pursuant to this Section 13.1.

Section 13.2.      Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten (10) Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder of a Note thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder of a Note may request and shall be substantially in the form of Schedule B. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of a Note of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3.      Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)            in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if such holder of a Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)            in the case of mutilation, upon surrender and cancellation thereof,

within ten (10) Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note as such lost, stolen, destroyed or mutilated Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.         Payments on Notes.

Section 14.1.      Place of Payment. Subject to Section 14.2, payments of principal, Redemption Premium, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of the Company or that of its agent appointed for such purposes (as notified in writing to each holder of a Note at least ten (10) Business Days in advance of any Payment Date and the Maturity Date) in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.      Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Redemption Premium, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose in the register, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 15.         Expenses, Etc.

Section 15.1.      Transaction Expenses. Whether or not the Transactions are consummated, the Company will pay (a) all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees of a single special counsel to the Purchasers and, if reasonably required by the Required Holders, a single local counsel in any relevant jurisdiction) incurred by the Purchasers, each other holder of a Note and the Collateral Agent in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any other Note Document (whether or not such amendment, waiver or consent becomes effective) and (b) all costs and expenses incurred by the Purchasers, each other holder of a Note and the Collateral Agent (x) in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any other Note Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any other Note Document, or by reason of being any holder of a Note, (y) in connection with the insolvency or bankruptcy of any Obligor or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any other Note Document, including financial advisors’ fees and (z) in connection with the initial filing of this Agreement and all related documents and financial information with the SVO. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder of a Note in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder of a Note or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company. This Section 15.1 shall not apply in respect of Taxes.

Section 15.2.      Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any other Note Document or the execution and delivery or the enforcement of any of the Notes in the United States or any other jurisdiction where any Obligor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Note Document or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 15.3.      Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Note Document or the Notes, and the termination of this Agreement.

Section 16.         Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes and the other Note Documents, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the other Note Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.         Amendment and Waiver.

Section 17.1.      Requirements. This Agreement, the Notes and the other Note Documents may be amended, and the observance of any term hereof, of the Notes or of any other Note Document may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a)            no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

(b)            no amendment or waiver may, without the written consent of each Purchaser and each holder of a Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Redemption Premium, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20, or (iv) amend the definition of the terms “Required Holders,” “Super-Majority Holders,” or any other provision hereof or of any other Note Document specifying the number or percentage of holders of Notes required to waive, amend or modify any rights hereunder or under any other Note Document or make any determination or grant any consent hereunder or under any other Note Document;

(c)            with the written consent of all of the holders which shall have become obligated to purchase Notes (and not without the written consent of all such holders of Notes), any of the provisions of Sections 2.1 and 4 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Notes or the terms and provisions of such Notes;

(d)            Section 8.6 may be amended or waived only with the written consent of the Company and the Super-Majority Holders; and

(e)            release all or substantially all the Collateral, without the prior written consent of each Purchaser and each holder of a Note;

provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Collateral Agent hereunder or under the other Note Documents without the prior written consent of the Collateral Agent.

Section 17.2.      Solicitation of Holders of Notes.

(a)            Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder of a Note to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)            Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of a Note of any waiver or amendment of any of the terms and provisions hereof, of any Note or any other Note Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder of a Note did not consent to such waiver or amendment.

(c)            Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates (either pursuant to a waiver under Section 17.1(d) or subsequent to Section 8.6 having been amended pursuant to Section 17.1(d)), in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.      Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of a Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder, under any Note or any other Note Documents shall operate as a waiver of any rights of any holder of such Note.

Section 17.4.      Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of Notes of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or any other Note Documents, or have directed the taking of any action provided herein or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.         Notices.

Except to the extent otherwise provided in Section 7.2, all notices and communications provided for hereunder shall be in writing and sent (a) by e-mail (if e-mail address is provided by the applicable party) with no mail undeliverable notice, or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(i)            if to any Purchaser or its nominee, to such Purchaser or nominee at the address or e-mail address specified for such communications in the Purchaser Schedule, or at such other address or e-mail address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)            if to any other holder of any Note, to such holder of a Note at such address or e-mail address as such other holder of a Note shall have specified to the Company in writing, or

(iii)            if to the Company, to:

Blue Apron, LLC

28 Liberty Street, 28th Floor

New York, New York 10005

Attention: Randy Greben

Chief Financial Officer and Treasurer

Telephone: (347) 719-4312

Email: randy.greben@blueapron.com

With a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

1 New York Plaza

New York, NY 10004

Attention: Mark Hayek

Telephone: (212) 859 8890

Email: mark.hayek@friedfrank.com

or at such other address as the Company shall have specified to each holder of a Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.      Reproduction of Documents.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of a Note from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.      Confidential Information.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Obligors in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Obligors, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Obligors or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of a Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Note Documents. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder of a Note under this Agreement or requested by such holder of a Note (other than a holder of a Note that is a party to this Agreement or its nominee), such holder of a Note will enter into an agreement with the Company embodying this Section 20. Each holder acknowledges that certain information provided pursuant to this Agreement may constitute “material non-public information” within the meaning of the U.S. securities laws.

In the event that as a condition to receiving access to information relating to the Obligors in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through a secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder of a Note and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

Section 21.      Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of a Note under this Agreement.

Section 22.      Miscellaneous.

Section 22.1.      Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including any subsequent holder of a Note) whether so expressed or not, except that the Company shall not assign or otherwise transfer any of its rights or obligations hereunder, under the Notes or under any Note Document without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any corporation or other company into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or other company succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent hereunder and under the Note Documents without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

Section 22.2.      Payments and Other Deliverables Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; (y) any payment of principal of or Redemption Premium on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day and (z) to the extent any report, certificate or other deliverable due pursuant to this Agreement or the Notes would otherwise be due on a day that is not a Business Day, such report, certificate or other deliverable will instead be due on the next succeeding Business Day.

Section 22.3.      Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.4.      Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5.      Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6.      Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “signed”, “signature” and words of like import in this Agreement relating to the execution and delivery of this Agreement and any documents to be delivered in connection herewith shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 22.7.      Governing Law. This Agreement, the other Note Documents and any dispute or controversy arising out of or relating to this Agreement and the other Note Documents shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8.      Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each of the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)            The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.8(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)            The Company consents to process being served by or on behalf of any holder of a Note in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder of a Note shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)            Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)            THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 22.9.      Release of Liens(a)      . In the event that the Company conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of its assets (including the Equity Interests of any of its Subsidiaries) in a transaction not prohibited by the Note Documents, the Collateral Agent shall promptly (and the holders of the Notes hereby authorize the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Company and at the Company’s expense to release any Liens created by any Note Document in respect of such Equity Interests or assets that are the subject of such disposition. Any representation, warranty or covenant contained in any Note Document relating to any such Equity Interests or assets shall no longer be deemed to be made once such Equity Interests or assets are so conveyed, sold, leased, assigned, transferred or disposed of.

Section 23.      Guarantee.

Section 23.1.      Guarantee. Each Guarantor hereby guarantees to each holder of a Note at any time outstanding the prompt payment in full, in Dollars, when due (whether at stated maturity, by acceleration, by mandatory or optional prepayment or otherwise) of (i) the principal of and Redemption Premium (if any) and interest on the Notes (including interest on any overdue principal and Redemption Premium (if any)), and (ii) all other amounts from time to time owing by the Company under the Note Documents to any Secured Party (such payments being herein collectively called the “Guaranteed Obligations”). Each Guarantor hereby further agrees that if the Company shall default in the payment of any of the Guaranteed Obligations (after giving effect to all applicable grace and cure periods), such Guarantor will (x) promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by mandatory or optional prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to the holder of a Note such amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing any of such holder of a Note’s rights under the Note Documents, including reasonable counsel fees. All obligations of the Guarantors under this Section 23.1 shall survive the transfer of any Note and any obligations of the Guarantors under this Section 23.1 with respect to which the underlying obligation of the Company is expressly stated to survive payment of any Note. All obligations of the Guarantors under this Section 23.1 shall be joint and several.

Section 23.2.      Obligations Unconditional.

(a)            The obligations of the Guarantors under Section 23.1 constitute a present and continuing guaranty of payment and not collectability and are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under the Note Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than the payment in full of the Guaranteed Obligations. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional as described above:

(i)            any amendment, supplement or modification of any provision of any Note Document or any assignment or transfer thereof, including the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security or any additional guarantee or any release of any security or guarantee so furnished or accepted for any of the Notes;

(ii)            any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of any Note Document, or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

(iii)            any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company or any other Person or the properties or creditors of any of them;

(iv)            the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, the Note Documents or any other agreement;

(v)            any transfer of any assets to or from the Company, including any transfer or purported transfer to the Company from any Person, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation, merger or amalgamation of the Company with or into any Person, any change in the ownership of any equity interests of the Company, or any change whatsoever in the objects, capital structure, constitution or business of the Company;

(vi)            any default, failure or delay, willful or otherwise, on the part of the Company or any other Person to perform or comply with, or the impossibility or illegality of performance by the Company or any other Person of, any term of any Note Document or any other agreement;

(vii)            any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, the Company or any other Person for any reason whatsoever, including any suit or action in any way attacking or involving any issue, matter or thing in respect of any Note Documents or any other agreement;

(viii)            any lack or limitation of status or of power, incapacity or disability of the Company or any trustee or agent thereof; or

(ix)            any other thing, event, happening, matter, circumstance or condition whatsoever (other than the payment in full of the Guaranteed Obligations), not in any way limited to the foregoing.

(b)            Each Guarantor hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any holder of a Note exhaust any right, power or remedy against the Company under any Note Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

(c)            In the event that any Guarantor shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, such Guarantor shall not exercise any subrogation or other rights under the Note Documents or under the Notes and each Guarantor hereby waives all rights it may have to exercise any such subrogation or other rights, and all other remedies that it may have against the Company, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been indefeasibly paid in full. If any amount shall be paid to any Guarantor on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the holders of the Note and shall forthwith be paid to such holder of a Note to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. Each Guarantor agrees that its obligations under this Section 23 shall be automatically reinstated if and to the extent that for any reason any payment (including payment in full) by or on behalf of the Company is rescinded or must be otherwise restored by any holder of a Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

(d)            If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration (and the effect thereof on the Guaranteed Obligations) shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of the guarantee in this Section 23.2 and such Guarantor’s obligations under this Agreement, the maturity of the principal amount of the Notes shall be deemed to have been accelerated (with a corresponding effect on the Guaranteed Obligations) with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of this Agreement, and such Guarantor shall forthwith pay such principal amount, any interest thereon, any Redemption Premium and any other amounts guaranteed hereunder without further notice or demand.

(e)            The guarantee in this Section 23 is a continuing guarantee and shall apply to the Guaranteed Obligations whenever arising. Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs.

Section 23.3.      Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Section 23 constitutes an instrument for the payment of money, and consents and agrees that any holder of a Note, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

Section 23.4.      General Limitation on Guarantee Obligations. In any action or proceeding involving any state or provincial corporate law, or any foreign, state, provincial or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Section 23 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Section 23, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any holder of a Note or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Section 23.5.      Additional Guarantor. With respect to any Person that becomes a Subsidiary of the Parent, promptly and in any event within 10 (ten) Business Days thereafter, such new Subsidiary shall become a “Guarantor” and execute and deliver a Guarantor Joinder Agreement, substantially in the form of Exhibit C.

Section 24.      The Agents.

Section 24.1.      Appointment and Authority.

(a)            Each of the Purchasers and each of the holders of Notes irrevocably appoint The Bank of New York Mellon Trust Company, N.A. to act on its behalf as the Collateral Agent under the Note Documents, authorizes and directs the Collateral Agent to execute and perform each Note Document to which it is to be a party, and each of the Purchasers and each of the holders of Notes hereby irrevocably appoint and authorize the Collateral Agent to act as the agent of such holder of a Note for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by the Company to secure the Company’s obligations hereunder, under the Notes and under the Note Documents, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent, in such capacity, and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 24.4 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Required Holders, shall be entitled to the benefits of all provisions of this Section 24 (including Section 24.8) as though the Collateral Agent, or such co-agents, sub-agents and attorneys-in-fact, were expressly referred to in such provisions.

(b)            Except as provided expressly to the contrary herein, the provisions of this Section 24 are solely for the benefit of the Collateral Agent, any appointees thereof and the holders of Notes and the Company shall not have rights as a third-party beneficiary of any of such provisions except as expressly provided to the contrary herein.

Section 24.2.      Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Note Documents. Without limiting the generality of the foregoing, no Agent:

(a)            shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)            shall be required to risk, expend or advance its own funds;

(c)            shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Note Documents that such Agent is required to exercise as directed in writing by the Required Holders, and each such discretionary action shall be read as being at the direction of the Required Holders (or such other number or percentage of the holders of Notes as shall be expressly provided for herein or in the other Note Documents), whether or not expressly stated therein; provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Note Document or applicable law;

(d)            shall, except as expressly set forth herein and in the other Note Documents, have any duty to disclose, or be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity;

(e)            shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Holders (or such other number or percentage of the holders of Notes as shall be expressly provided for herein or in the other Note Documents) or (ii) in the absence of its own bad faith, gross negligence or willful misconduct (to the extent found in a final, non-appealable judgment by a court of competent jurisdiction);

(f)            shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Note Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Note Document or any other agreement, instrument or document, or the creation, perfection, continuation or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent;

(g)            shall be deemed to have knowledge of any Default or Event of Default unless and until actual written notice describing such Default or Event of Default is given to a Responsible Officer of such Agent by the Company or any holder of a Note;

(h)            shall be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the respective Agent has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(i)            shall be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, pandemics, public health emergencies and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the respective Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 24.3.      Reliance by Agents. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it in good faith to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it in good faith to have been made by the proper Person and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Collateral Agent shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Agreement or any Note Document and delivered using Electronic Means; provided, however, that the Company and/or the Obligors, as applicable, shall provide to the Collateral Agent an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company and/or the Obligors, as applicable whenever a person is to be added or deleted from the listing. If the Company and/or the Obligors, as applicable, elect to give the Collateral Agent Instructions using Electronic Means and the Collateral Agent in its discretion elects to act upon such Instructions, the Collateral Agent’s understanding of such Instructions shall be deemed controlling. The Company and the Obligors understand and agree that the Collateral Agent cannot determine the identity of the actual sender of such Instructions and that the Collateral Agent shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Collateral Agent have been sent by such Authorized Officer. The Company and the Obligors shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Collateral Agent and that the Company, the Obligors and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company and/or the Obligors, as applicable. The Collateral Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Agent’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company and the Obligors agree: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Collateral Agent, including without limitation the risk of the Collateral Agent acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Collateral Agent and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company and/or the Obligors, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Collateral Agent immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 24.4.      Delegation of Duties. Any Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Note Document by or through any one or more sub-agents appointed by such Agent and shall not be liable for the actions or inactions of such sub-agents selected by it with due care. Any Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 24 shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

Section 24.5.      Resignation of the Agents. Any Agent may at any time give notice of its resignation to the holders of Notes and the Company. Upon receipt of any such notice of resignation, the Required Holders shall have the right to appoint a successor with the consent of the Company (not to be unreasonably conditioned, withheld or delayed) (unless an Event of Default shall have occurred and be continuing, in which case no consent of the Company shall be required), which shall be a financial institution with an office in the United States, or an Affiliate of any such financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Holders or the Company and shall not have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Note Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Secured Parties under any of the Note Documents, the retiring Collateral Agent shall continue to hold such collateral security, as bailee, at the expense of the Company, until such time as a successor Collateral Agent is appointed) and (b) the Company and the holders of Notes agree that in no event shall the retiring Agent or any of its Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives have any liability to the Company, holders of Notes or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the failure of a successor Agent to be appointed and to accept such appointment. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder and under the other Note Documents (if not already discharged therefrom as provided above in this Section 24.5). The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring Agent’s resignation or removal hereunder and under the other Note Documents, the provisions of this Section 24 (including Section 24.8) and Section 15 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

Section 24.6.      Non-Reliance on the Agents and holders of Notes. Each holder of a Note acknowledges that it has, independently and without reliance upon any Agent or any other holder of a Note or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each holder of a Note also acknowledges that it will, independently and without reliance upon any Agent or any other holder of a Note or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Note Document or any related agreement or any document furnished hereunder or thereunder.

Section 24.7.      Collateral Matters. Each holder of a Note irrevocably authorizes the Collateral Agent to release Liens and security interests created by the Note Documents in accordance with Section 22.9. Upon request by the Collateral Agent, at any time, each holder of a Note will confirm in writing such Agent’s authority provided for in the previous sentence.

Section 24.8.      Indemnification.

(a)            Without limiting the obligations of the Company under Section 15, the Company and each Guarantor, jointly and severally, agrees to indemnify and hold harmless the Collateral Agent and any of its directors, officers, employees or agents, on demand, from and against any and all liabilities, Taxes (other than income taxes), obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, charges or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it (regardless of whether the party asserting any claim against the Collateral Agent is the Company, a holder of a note, or any other Person), including the reasonable fees and expenses of legal counsel, in its capacity as Collateral Agent or any of them in any way relating to or arising out of this Agreement (including enforcement of this Section 24.8) or any other Note Document or any action taken or omitted by it or any of them under this Agreement or any other Note Document; provided that neither the Company nor any Guarantor shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from the gross negligence or willful misconduct of the Collateral Agent or any of its respective directors, officers, employees or agents, as applicable.

(b)            Each holder of a Note agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share of any reasonable expenses incurred for the benefit of the holders of Notes by the Collateral Agent, as applicable, including reasonable and documented counsel fees and compensation of agents and employees paid for services rendered on behalf of the holders of Notes which shall not have been reimbursed by the Company (and without limiting the Company’s obligations to reimburse such amounts to the extent set forth in Section 15) and (ii) to indemnify and hold harmless the Collateral Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Collateral Agent or any of them in any way relating to or arising out of this Agreement (including enforcement of this Section 24.8) or any other Note Document or any action taken or omitted by it or any of them under this Agreement or any other Note Document, to the extent the same shall not have been reimbursed by the Company (and without limiting the Company’s obligations to reimburse such amounts to the extent set forth in Section 15); provided that no holder of a Note shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from the bad faith, gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents, as applicable; provided, further, that it is understood and agreed that any action taken by the Collateral Agent or any of its directors, officers, employees or agents in accordance with the directions of the Required Holders shall not be deemed to constitute gross negligence or willful misconduct for purposes of the immediately preceding proviso. This Section 24.8(b) shall survive termination of this Agreement, and the resignation or removal of the Collateral Agent.

[Signature Pages Follow]

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you, the Company and the Collateral Agent.

Very truly yours,

BLUE APRON, LLC
as Company

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Treasurer

BLUE APRON HOLDINGS, INC.,
as Parent and as Guarantor

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Chief Financial Officer and Treasurer

BAW HOLDCO I, LLC,
as Guarantor

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Treasurer

[Signature Page to Note Purchase Agreement]

BAW HOLDCO II, LLC,
as Guarantor

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Treasurer

BAW HOLDCO III, LLC,
as Guarantor

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Treasurer

BAW, INC.,
as Guarantor

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Treasurer

BN RANCH, LLC,
as Guarantor

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Treasurer

[Signature Page to Note Purchase Agreement]

BLUE APRON MARKET, LLC,
as Guarantor

By:	/s/ Randy J. Greben
Name: Randy J. Greben
Title: Treasurer

[Signature Page to Note Purchase Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
solely in its capacity as Collateral Agent and not individually

By:	/s/ Ann Cung
Name: Ann Cung
Title: Vice President

[Signature Page to Note Purchase Agreement]

This Agreement is hereby
accepted and agreed to as
of the date hereof.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:	/s/ Charles J. Dudley
Name: Charles J. Dudley
Title: Managing Director

[Signature Page to Note Purchase Agreement]

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accounts Receivable” means all rights of the Obligors to payment for goods sold, leased or otherwise disposed of in the ordinary course of business and all rights of the Company to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with GAAP.

“Acquisition” means the acquisition (whether by means of a merger, consolidation or otherwise) of all of the Equity Interests of any Person or all or substantially all of the assets of (or any division or business line of) any Person.

“Adjusted Eligible Collateral” means, at any time of calculation corresponding to a Test Period, an amount equal to (but not less than zero):

(a)            until the Company delivers to the holders an initial Asset Valuation, the sum of (i) the product of (A) 75% multiplied by (B) the Accounts Receivables of the Obligors during such Test Period plus (ii) the product of (A) 50% multiplied by (B) the Inventory of the Obligors as of the end of such Test Period plus (iii) the Qualified Cash as of the end of such Test Period; and

(b)            after the Company delivers to the holders an Asset Valuation:

(i)            if the Asset Valuation has been delivered within ninety (90) days of the time of calculation, the sum of (x) the product of (A) 75% multiplied by (B) the Accounts Receivables of the Obligors during such Test Period plus (y) the aggregate value set forth in the Asset Valuation plus (z) the Qualified Cash as of the end of such Test Period; and

(ii)            if the Asset Valuation has been delivered more than ninety (90) days prior to the time of calculation, the sum of (x) the product of (A) 75% multiplied by (B) the Accounts Receivables of the Obligors during such Test Period plus (y) the product of (A) the sum of the book value of Inventory and PP&E as of the end of such Test Period multiplied by (B) Asset Valuation Discount plus (z) the Qualified Cash as of the end of such Test Period.

“Adjusted Interest Rate” is defined in Section 1.3.

“Affiliate” means, of any specified Person, any other Person who directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agents” means the Collateral Agent and any successor thereto.

“Agreement” means this Note Purchase Agreement, including all Schedules and Exhibits attached to this Agreement.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Appraiser” means any of the appraisers listed on Schedule C and any other appraiser reasonably acceptable to the Required Holders.

“Asset Coverage Ratio” means, for any period, the ratio of (a) the aggregate amount of Adjusted Eligible Collateral to (b) the aggregate outstanding principal amount of Notes at such time.

“Asset Valuation” means the probable price of the Obligors’ properties, assets and inventory if such property, assets and inventory were sold under forced sale conditions or under a financial distressed scenario, in each case as determined by the Appraiser.

“Asset Valuation Discount” means, for any period, the ratio of (a) the most recent Asset Valuation available for each of PP&E and Inventory to (b) the book value of such PP&E and such Inventory.

“Authorized Officers” is defined in Section 6.2(e).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Base Case Model” means the Company’s financial model dated April 19, 2022, entitled “FY22-FY24 Project Bullion Financial Forecast (Allianz Q1 Update),” delivered to each Purchaser prior to the Closing Date.

“BIS” means the U.S. Department of Commerce’s Bureau of Industry and Security.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

Schedule A-2
(to Note Purchase Agreement)

“Board” means the Board of Governors of the Federal Reserve System of the United States.

“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation and any committee thereof duly authorized to act on behalf of such board; (b) with respect to a partnership, the Board of Directors of the general partner of the partnership; (c) with respect to a limited liability company, the manager or managers thereof or any controlling committee of managers or members thereof and (d) with respect to any other Person, the board or committee of such Person serving a similar function.

“Budget Disbursements” mean, in any period, the Company’s operating disbursements and capital expenditures.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capital Lease Obligations” of any Person means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time, be required to be capitalized on a balance sheet prepared in accordance with GAAP as of such date.

“Capital Stock” means:

(a)            in the case of a corporation, corporate stock;

(b)            in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)            in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(d)            any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash and Cash Equivalents” means:

(a)            Marketable securities issued by the U.S. Government and supported by the full faith and credit of the U.S. Treasury, either by statute or an opinion of the Attorney General of the United States;

(b)            Marketable debt securities issued by U.S. Government-sponsored enterprises, U.S. Federal agencies, U.S. Federal financing banks, and international institutions whose capital stock has been subscribed for by the United States;

(c)            Certificates of Deposit, Time Deposits, and Bankers Acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that, at the date of acquisition, such investment, and/or the commercial paper or other short term debt obligation of such bank or trust company has a short-term credit rating or ratings from Moody’s and/or S&P, each at least P-1 or A-1;

Schedule A-3
(to Note Purchase Agreement)

(d)            money, currency or a credit balance in deposit accounts with any bank that is insured by the Federal Deposit Insurance Corporation and whose long-term obligations are rated A3 or better by Moody’s and/or A- or better by S&P;

(e)            Commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition is rated by Moody’s and/or S&P, provided each such credit rating is least P-1 and/or A-1;

(f)            Money market mutual funds that are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and operated in accordance with Rule 2a-7 and that at the time of such investment are rated Aaa by Moody’s and/or AAAm by S&P, including such funds for which an affiliate provides investment advice or other services;

(g)            Tax-exempt variable rate commercial paper, tax-exempt adjustable rate option tender bonds, and other tax-exempt bonds or notes issued by municipalities in the United States, having a short-term rating of “MIG-1” or “VMIG-1” or a long-term rating of “AA” (Moody’s), or a short-term rating of “A-1” or a long-term rating of “AA” (S&P);

(h)            Repurchase obligations with a term of not more than thirty (30) days, 102 percent (102%) collateralized, for underlying securities of the types described in clauses (a) and (b) above, entered into with any bank or trust company or its respective affiliate meeting the requirements specified in clause (c) above; and

(i)            Maturities on the above securities shall not exceed 365 days and all rating requirements and/or percentage restrictions are based on the time of purchase.

“Cash Flow Forecast” means a 13-week statement of the Company’s anticipated cash receipts and Budget Disbursements set forth on a weekly basis, including the anticipated uses of the proceeds from the Notes for such period and attached hereto as Exhibit E, as updated with the consent of the Required Holders from time to time.

“Change in Control” means the consummation of any transaction or series of transactions as a result of which (a) the Parent shall cease to own and control of record and beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), directly or indirectly, more than 100% of the voting power of the Voting Stock and economic interests represented by the issued and outstanding Equity Interests of the Company or (b) any shareholder or “group” (within the meaning of Section 13(d) of the Exchange Act of 1934) of shareholders of the Parent controls, directly or indirectly, more than 33% of the voting power of the then-outstanding shares of Voting Stock of the Parent (it being understood that any portion of such shareholder or “group” shall not be included for purposes of calculating the percentage of voting power it holds to the extent such shareholder or group’s ability to vote any such portion of Voting Stock beneficially owned thereby is subject to a contractual or other limitation requiring such Voting Stock to be voted in proportion to and in accordance with the other shareholders of the Parent); provided, further, however, that notwithstanding the foregoing, a Change in Control will not be deemed to have occurred under this definition if, prior to the consummation of any of the foregoing events described in this definition, the transaction is approved by the Required Holders.

Schedule A-4
(to Note Purchase Agreement)

“Closing” is defined in Section 3.1.

“Closing Date” is defined in Section 3.1.

“Closing Date Refinancing” means the repayment and discharge of all Indebtedness incurred pursuant to the Existing Credit Agreement and the termination and release of any security interests and guarantees in connection therewith.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time (except as otherwise provided herein).

“Collateral” means all the “Collateral” as defined in any Security Document.

“Collateral Agent” is defined in the first paragraph of this Agreement.

“Collateral Requirement” means the requirement that:

(a)            on the Closing Date, the Collateral Agent shall have received (i) from each Obligor a counterpart of the Security Agreement duly executed and delivered on behalf of the Obligors, (ii)  from each Obligor a counterpart of the Trademark Security Agreement duly executed and delivered on behalf of the Obligors, (iii) from each Obligor a counterpart of the Copyright Security Agreement duly executed and delivered on behalf of the Obligors, (iv) from each Obligor a counterpart of the Patent Security Agreement duly executed and delivered on behalf of the Obligors, (v) a Perfection Certificate and (iv) from any Obligor a counterpart of the Intercompany Subordination Agreement, duly executed and delivered on behalf of such Obligor;

(b)            on the Closing Date, and upon the occurrence of an event as described in Section 9.11 following the Closing Date, the Collateral Agent shall have received from the applicable Obligor a counterpart of written subordinations or waivers or estoppels or collateral access agreements, as the case may be, in form and substance satisfactory to the Collateral Agent;

(c)            upon the occurrence of an event as described in Section 9.12 following the Closing Date, the Collateral Agent shall have received from the applicable Obligor a duly executed Mortgage, in form and substance satisfactory to the Required Holders;

(d)            on the Closing Date, the Collateral Agent shall be the beneficiary of a pledge of all the issued and outstanding Equity Interests of the Obligors (other than the Parent) and of all assets of the Obligors set forth in the Security Agreement, and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank or shall have otherwise received a security interest over such Equity Interests satisfactory to the Collateral Agent;

Schedule A-5
(to Note Purchase Agreement)

(e)            on the Closing Date, and in the event any account is established after the Closing Date, the Collateral Agent shall have received from and Obligor a counterpart of the Control Agreement duly executed and delivered on behalf of such Obligor;

(f)            with respect to any Equity Interests of a Subsidiary acquired by an Obligor after the Closing Date, within thirty (30) days (or such longer period as may be agreed to by the Required Holders in their sole discretion) of such acquisition of Equity Interests, all such outstanding Equity Interests directly owned by such Obligor shall have been pledged in accordance with the Security Documents, and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank or shall have otherwise received a security interest over such Equity Interests reasonably satisfactory to the Collateral Agent; and

(g)            UCC financing statements naming each Obligor, as the case may be, as debtor and the Collateral Agent as secured party, in form appropriate for filing as may be necessary to perfect the security interests purported to be created by the Security Documents, covering the applicable Collateral which constitutes personal property (in each case, including any supplements thereto) shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording and, as of the Closing Date, Collateral Agent shall have received reasonably satisfactory evidence that all other actions necessary to perfect the security interests purported to be created by the Security Documents have been taken.

“Company” is defined in the first paragraph of this Agreement.

“Confidential Information” is defined in Section 20.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Collateral Agent, among the Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Obligor maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Collateral Agent, as amended, amended and restated, modified or supplemented from time to time

“Controlled Entity” means (a) any of the Subsidiaries of the Parent and any of their respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Copyright Security Agreement” means that certain copyright security agreement, by and among the Obligors and the Collateral Agent, dated as of the date hereof and as amended, amended and restated, modified or supplemented from time to time.

Schedule A-6
(to Note Purchase Agreement)

“Cure Amount” means the minimum amount which, if added to Qualified Cash for the calculation date in respect of which a Default under a Financial Covenant has occurred, would cause the Financial Covenant for such calculation date to be satisfied (it being understood and agreed that for purposes of calculating such amount no effect shall be given to any prepayment of Notes with such proceeds).

“Cure Right” is defined in Section 12.5.

“Current Value” is defined in Section 9.12.

“DBRS” means DBRS Morningstar, a division of Morningstar, Inc.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any Note, that rate of interest per annum that is the 2.00% above the rate of interest then in effect as stated in clause (a) of the first paragraph of the Notes.

“Disclosure Documents” is defined in Section 5.13(a).

“Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for value of any contracts, (b) any disposition of property through a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (c) the early termination or modification of any contract resulting in the receipt by any Obligor of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification) or (d), any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Obligor.

“Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to one hundred and eighty (180) days after the Maturity Date, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt or debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to one hundred and eighty (180) days after the Maturity Date.

Schedule A-7
(to Note Purchase Agreement)

“Disqualified Institution” means as of any date, (a) any Person designated by the Company as a “Disqualified Institution” by written notice delivered to the Collateral Agent on or prior to the Closing Date and (b) any Person that is a competitor of any Obligor or any its respective Subsidiaries that has been designated by the Company as a “Disqualified Institution” by written notice to the Collateral Agent from time to time; provided that any Person that becomes a “Disqualified Institution” after the applicable trade date for an assignment or participation interest shall not apply to retroactively make such Person a “Disqualified Institution” with respect to such assignment or participation interest or any previously acquired assignment of or participation interest in the Notes; provided, however, that, in each case, “Disqualified Institutions” shall exclude any Person that the Company has designated as no longer being a “Disqualified Institution” by written notice delivered to the Collateral Agent from time to time.

“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Collateral Agent, or another method or system specified by the Collateral Agent as available for use in connection with its services hereunder.

“Environment” means ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface, property or subsurface strata or sediment, and all other environmental media, and natural resources, including flora and fauna.

“Environmental Claim” means any and all actions, suits, demand letters, claims, Liens, notices of noncompliance or violation, notices of liability or potential liability, investigations by a Governmental Authority, judicial, administrative or arbitral proceedings, consent orders or consent agreements relating to any violation or alleged violation of an Environmental Law or the Release of, or human exposure to, any Hazardous Material.

“Environmental Law” means, collectively, all federal, state or local laws, including common law, statutes, ordinances, regulations, rules, codes, orders, judgments or other requirements or rules of law governing (a) the prevention, abatement or elimination of pollution, or the protection of the Environment, natural resources or human health or safety, or natural resource damages and (b) the use, generation, handling, treatment, storage, Release, transportation or regulation of, or human exposure to, Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq., the Endangered Species Act, 16 U.S.C. §§ 1531 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Clean Water Act, 33 U.S.C. §§ 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. §§ 11001 et seq.; the National Environmental Policy Act, 42 U.S.C. §§ 4321 et. seq.; the Migratory Bird Treaty Act, 16 U.S.C. §§ 703 et. seq.; and the Bald and Golden Eagle Protection Act, 16 U.S.C. §§ 668 et. seq., each as amended, and their state or local counterparts or equivalents.

“Equity Interests” of any Person means any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

Schedule A-8
(to Note Purchase Agreement)

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Obligors, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means, if at any time, (i) any Plan fails to comply with any material provision of ERISA and/or the Code (and applicable regulations under either) or with the material terms of such Plan, (ii) any Plan fails to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (iii) a notice of intent to terminate any Plan is or is reasonably expected to be filed with the PBGC or the PBGC institutes proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC notifies the Company that a Plan may become a subject of any such proceedings, (iv) the Company incurs or is reasonably expected to incur any liability pursuant to Title I of ERISA (other than routine claims for benefits) or the penalty or excise tax provisions of the Code relating to employee benefit plans, or the Company or any ERISA Affiliate incurs or is reasonably expected to incur any liability pursuant to Title IV of ERISA (other than for timely paid premiums to the PBGC), (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan in a complete withdrawal or a partial withdrawal, (vi) the Company or any ERISA Affiliate fails to make any required contribution to a Multiemployer Plan pursuant to Section 431 or 432 of the Code, (vii) any Multiemployer Plan is determined to be insolvent, or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), (viii) the Company establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company thereunder, (ix) a non-exempt “prohibited transaction” (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code) occurs with respect to any Plan, or (x) any Plan is determined to be in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA), (xi) a “reportable event” occurs (within the meaning of Section 4043 of ERISA) for which notice thereof has not been waived pursuant to regulations as in effect on the date thereof.

“ESG KPI Fee” is defined in Section 8.1(b).

“ESG KPI Goals” means 90% of packaging for the Company’s meal kit boxes being recyclable, reusable, or compostable.

“ESG Report” means a quarterly environmental, social and governance report prepared by the Company and substantially in the form of Exhibit D.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Indebtedness” means all Indebtedness permitted to be incurred under Section 10.1.

Schedule A-9
(to Note Purchase Agreement)

“Existing Agent” means Blue Torch Finance LLC, a Delaware limited liability company.

“Existing Credit Agreement” means that certain credit agreement, dated as of October 16, 2020 (amended, amended and restated, modified or supplemented from time to time) among the Company, the Parent, the Guarantors, the Existing Agent and the lenders party thereto.

“Fees” means the fees payable hereunder.

“Financial Officer” of any Person means the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such Person, provided that, to the extent the Company does not have any such officer, a similar official of Parent may sign on behalf of the Company in the name of the Parent, as the Company’s sole member.

“Financial Covenants” means the covenants of the Company set forth in Section 10.11(a), (b) and (c).

“Fitch” means Fitch Ratings, Inc.

“Funds Flow Memorandum” means that certain funds flow memorandum detailing the proposed flow, and use, of the proceeds of the sale and issuance of the Notes on the Closing Date.

“GAAP” means generally accepted accounting principles and practices as in effect from time to time in the United States of America as of the relevant calculation date.

“Gift Card Sponsorship Agreement” means the Gift Card Sponsorship Agreement, dated as of March 11, 2022, between the Company and Aspiration Carbon Reduction Gateway, LLC.

“Government Official” means any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office.

“Governmental Authority” means any federal, state, provincial, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

“Guaranteed Obligations” is defined in Section 23.1.

“Guarantors” means, collectively, the Parent and its Subsidiaries (other than the Company), and “Guarantor” means any one of them.

Schedule A-10
(to Note Purchase Agreement)

“Hazardous Materials” means all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including toxic or radioactive substances, petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature, in each case to the extent subject to regulation or for which liability can be imposed under any Environmental Law.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” means the beneficial owner of such Note whose name and address appears in such register.

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(a)            in respect of borrowed money;

(b)            evidenced by bonds, notes, debentures or similar instruments;

(c)            in respect of letters of credit, banker’s acceptances or other similar instruments (or reimbursement agreements in respect thereof);

(d)            representing Capital Lease Obligations; or

(e)            representing the balance deferred and unpaid of the purchase price of any property or services outstanding for more than ninety (90) days after the date such payment was due;

if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person. Indebtedness shall be calculated without giving effect to the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of a Note; provided, that notwithstanding the foregoing, no Disqualified Institution shall be considered an Institutional Investor.

Schedule A-11
(to Note Purchase Agreement)

“Instructions” is defined in Section 6.2(e) 24.3.

“Inventory” means all “inventory” as defined in the UCC in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of the Obligors’ custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, rights under copyright licenses, patents, rights under patent licenses, trademarks, rights under trademark licenses and any applications for patents, trademarks and copyrights, domain names, technology, know-how and processes, trade secrets, recipes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Subordination Agreement” means an Intercompany Subordination Agreement made by any Obligor in favor of the Collateral Agent for the benefit of the holders of Notes, in form and substance reasonably satisfactory to the Collateral Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Investment” is defined in Section 10.5.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidity” means, at any date of determination, Qualified Cash.

“Margin Stock” is defined in Regulation U.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Obligors taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, financial condition or results of operations of the Obligors, taken as a whole, (b) the rights and remedies of the Secured Parties under any Note Document or (c) the ability of the Obligors, taken as a whole, to perform their payment obligations or any other material obligations under any Note Document or Material Contract.

Schedule A-12
(to Note Purchase Agreement)

“Material Contract” means with respect to any Person, (a) any agreement (as amended, amended and restated, supplemented, or modified from time to time in accordance with this Agreement) as set forth in Schedule 5.23, (b) each contract or agreement (other than this Agreement) dated after the date hereof to which such Person or any of its Subsidiaries is or becomes a party involving aggregate consideration payable to or by such Person or such Subsidiary of $1,000,000 or more in any fiscal year (other than (i) purchase orders and any master agreements regarding such purchase orders in the ordinary course of the business of such Person or such Subsidiary, (ii) contracts for supply, marketing, technology, software and other ordinary course purchases of goods and services, (iii) contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than sixty (60) days’ notice (or in the case of contracts with automatic renewal provisions upon less than sixty (60) days’ notice of an auto-renewal date) without penalty or premium and (iv) contracts not material to the operation of the business of such Person or such Subsidiary and in respect of which any termination would not have any effect on the operation of the business of such Person or such Subsidiary) and (c) all other contracts or agreements (other than this Agreement) as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Material Indebtedness” means (x) with respect to any Obligor, any outstanding Indebtedness (other than the Notes) of any such Person in an aggregate principal amount equal to or greater than $500,000.

“Maturity Date” is defined in the first paragraph of each Note.

“Mortgage” means a mortgage, deed of trust or deed to secure debt, in form and substance satisfactory to the Collateral Agent, made by an Obligor in favor of the Collateral Agent for the benefit of the Agents and the Holders of Notes, securing the obligations of the Obligors and delivered to the Collateral Agent, as amended, amended and restated, modified or supplemented from time to time

“Moody’s” means Moody’s Investor Service.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions.

“NAIC” means the National Association of Insurance Commissioners.

“Net Proceeds” means:

(a)            (i) 100.0% of (ii)(A) the proceeds constituting Cash and Cash Equivalents paid and actually received by any Obligor (including any cash payments or payments consisting of Cash and Cash Equivalents paid and received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable and including casualty insurance settlements and condemnation awards, but only as and when paid and received) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets) to any Person of, any asset or assets of any Obligor, other than Permitted Dispositions, net of (x) attorneys’ fees, accountants’ fees, investment banking fees, sales commissions, required debt payments and required payments of other obligations (including swap breakage costs) relating to the applicable asset (other than pursuant hereto) and any cash reserve for adjustment in respect of the sale price of such asset established in accordance with GAAP, including pension and post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and Taxes paid or payable as a result thereof; and

Schedule A-13
(to Note Purchase Agreement)

(b)            100.0% of the proceeds constituting Cash and Cash Equivalents from the incurrence, issuance or sale by any Obligor of any Indebtedness (other than Excluded Indebtedness), net of all Taxes and fees (including attorneys’ fees, accountants’ fees and investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such incurrence, issuance or sale.

For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Company or any of its Affiliates shall be disregarded.

“New Facility” is defined in Section 9.12.

“Note Documents” means this Agreement, each Note and the Security Documents.

“Notes” is defined in Section 1.1.

“Obligors” means, collectively, the Company and the Guarantors, and “Obligor” means any one of them.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Organizational Documents” means (i) with respect to any corporation or company, its certificate, memorandum or articles of incorporation, organization or association, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate or declaration of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. If any term or condition of this Agreement or any other Note Document requires any Organizational Document to be certified by a secretary of state or similar Government Official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such Government Official.

“Original Interest Rate” is defined in Section 1.3.

Schedule A-14
(to Note Purchase Agreement)

“Parent” means Blue Apron Holdings, Inc., a Delaware corporation.

“Patent Security Agreement” means that certain patent security agreement, by and among the Obligors and the Collateral Agent, dated as of the date hereof and as amended, amended and restated, modified or supplemented from time to time.

“Payment Date” means June 30 and December 31 of each calendar year.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means a certificate in form and substance satisfactory to the Collateral Agent providing information with respect to the property of each Obligor.

“Permitted Dispositions” means:

(a)            sale of Inventory in the ordinary course of business;

(b)            licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course of business;

(c)            leasing or subleasing assets in the ordinary course of business;

(d)            (i) the lapse of Registered Intellectual Property of the Parent and its Subsidiaries to the extent not economically desirable in the conduct of their business or (ii) the abandonment of Intellectual Property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse is not materially adverse to the interests of the Secured Parties;

(e)            any involuntary loss, damage or destruction of property;

(f)            any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(g)            so long as no Event of Default has occurred and is continuing or would result therefrom, transfers of assets among Obligors;

(h)            the termination or expiration of any contract in accordance with its terms;

(i)            use or transfer of money or Cash and Cash Equivalents in the ordinary course of business and in a manner that is not prohibited by the terms of this Agreement or the other Note Documents;

(j)            the granting of Liens permitted under Section 10.2 and the making of Permitted Investments and Permitted Restricted Payments;

(k)            cancellations of employee notes;

Schedule A-15
(to Note Purchase Agreement)

(l)            Disposition of Accounts Receivable in the ordinary course of business in connection with the collection or compromise thereof;

(m)            The sale or disposition of equipment or other assets, to the extent that such equipment or other assets are exchanged for credit against the purchase price of similar replacement equipment or assets;

(n)            any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business;

(o)            Disposition of obsolete, defunct, non-operational, uneconomic, damaged, surplus or otherwise worn-out equipment in the ordinary course of business;

(p)            Disposition of those certain property or assets set forth on Schedule 10.3;

(q)            licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course;

(r)            Disposition of property or assets not otherwise permitted for cash in an aggregate amount not less than the fair market value of such property or assets and in any event not to exceed $750,000 in the aggregate; and

(s)            Dispositions of carbon credits acquired after the date of this Agreement.

“Permitted Intercompany Investments” means Investments made by an Obligor to or in another Obligor (other than the Parent), so long as, in the case of a loan or advance, the parties thereto are party to the Intercompany Subordination Agreement.

“Permitted Investments” means (a) Investments in Cash and Cash Equivalents; (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business; (c) advances made in connection with purchases of goods or services in the ordinary course of business; (d) Permitted Intercompany Investments; (e) (i) in the event that any Obligor forms any Subsidiary in accordance with the terms hereof, Investments consisting of the Equity Interests issued by such Person to such Obligor and (ii) Investments consisting of any additional Equity Interests issued by a wholly-owned subsidiary of a Person to such Person, (f)  payroll, travel and similar advances to directors and employees of any Obligor or any of its Subsidiaries in the ordinary course of business; provided that the aggregate amount of such loans and advances outstanding at any time shall not exceed $100,000, (g) loans or advances to directors and employees of any Obligor or any of its Subsidiaries made in the ordinary course of business; provided that the aggregate amount of such loans and advances outstanding at any time shall not exceed $200,000, (h) non-cash loans to employees, officers or directors relating to the purchase of Equity Interests of the Parent pursuant to employee stock purchase plans or agreements not to exceed $250,000 outstanding at any time, (i) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $750,000 at any time outstanding and (j) Investments in an aggregate principal amount not to exceed $6,000,000 outstanding at any time; provided such Investments contemplated by this clause (j) are made with respect to the purchase of carbon credits and subject to the limitations in Section 10.1(l).

Schedule A-16
(to Note Purchase Agreement)

“Permitted Refinancing Indebtedness” means the extension of maturity, refinancing or modification of the terms of Indebtedness so long as:

(a)            after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification (other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto);

(b)            such extension, refinancing or modification does not result in a shortening of the average weighted maturity (measured as of the extension, refinancing or modification) of the Indebtedness so extended, refinanced or modified;

(c)            such extension, refinancing or modification is pursuant to terms that are not less favorable to the Obligors and the holders of Notes than the terms of the Indebtedness (including, without limitation, terms relating to the collateral (if any) and subordination (if any)) being extended, refinanced or modified; and

(d)            the Indebtedness that is extended, refinanced or modified is not recourse to any Obligor or any of its Subsidiaries that is liable on account of the obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Permitted Restricted Payments” means Restricted Payments made by (a) any Obligor to another Obligor; (b) any Subsidiary of the Parent to the Parent (and any necessary Restricted Payments to another Subsidiary in order to ultimately make such Restricted Payment to the Parent) (c) “net exercise” or “net settle” warrants, options or restricted stock options, and (d) Restricted Payments not otherwise permitted by the foregoing provisions, so long as no Default or Event of Default shall have occurred and be continuing or be caused thereby, in an aggregate amount not to exceed $250,000.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, individual or family trusts, or government or any agency or political subdivision thereof.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) that is maintained or is contributed to by the Company or any ERISA Affiliate and is covered by Title IV of ERISA or is subject to minimum funding standards under Section 412 of the Code.

“Pledged Collateral” shall have the meaning assigned to the term “Pledged Shares” in the Pledge Agreement.

Schedule A-17
(to Note Purchase Agreement)

“PP&E” means property, plant and equipment, as characterized under GAAP, of the Obligors.

“Projections” means the projections of the Obligors, including the Base Case Model and any other projections and any forward-looking statements (including statements with respect to booked business) of such entities furnished to each Purchaser by or on behalf of the Obligors prior to the Closing Date.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Cash” means, as of any date of determination, (a) the aggregate amount of unrestricted Cash and Cash Equivalents on-hand of the Parent and its Subsidiaries maintained in deposit or securities accounts in the name of the Parent or its Subsidiaries in the United States as of such date, which deposit or securities accounts are subject to Control Agreements and (b) the aggregate amount of money owed to the Obligors by credit card payment processors (including without limitation Stripe, Inc.) engaged by the Obligors outstanding as of such date of determination.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Quarterly Date” means March 31, June 30, September 30 and December 31 of each calendar year.

“Rating Agency” means (a) Moody’s, (b) DBRS, (c) Fitch or (d) S&P.

“Rating Downgrade Event” is defined in Section 1.3.

“Ratings Increase Event” is defined in Section 1.3.

“Redemption Premium” is defined in Section 8.3(f).

“Registered Intellectual Property” means Intellectual Property that is issued, registered, renewed or the subject of a pending application.

Schedule A-18
(to Note Purchase Agreement)

“Regulation D” means Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Rejected Amount” means, in respect of an Offer to Repurchase, any amount offered to repurchase the Notes and (a) rejected for repurchase or redemption by a notice of rejection or (b) otherwise not accepted in full.

“Related Fund” means, with respect to any holder of a Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder of a Note or by an affiliate of such holder of a Note or such investment advisor.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective partners, directors, officers, employees, agents, trustees and advisors of such Person and such Person’s Affiliates.

“Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing or migrating in, into, onto or through the Environment, and “Released” shall have a meaning correlative thereto.

“Required Holders” means, at any time prior to the Closing, the Purchasers, and, at any time on or after the Closing, the holders of at least 50.0% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Required Liquidity Amount” means (a) $15,000,000 for any day ending on or prior to June 30, 2022 and (b) $25,000,000 for any day thereafter; provided that in the case of this clause (b) if an Asset Valuation is provided that demonstrates a value (i) greater than $20,000,000 but less than $25,000,000, the Required Liquidity Amount shall be $20,000,000 and (ii) greater than $25,000,000, the Required Liquidity Amount shall be $15,000,000.

“Responsible Officer” of any Person means any executive officer or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of the Note Documents, provided that, to the extent the Company does not have any such officer, a similar official of Parent may sign on behalf of the Company in the name of the Parent, as the Company’s sole member.

Schedule A-19
(to Note Purchase Agreement)

“Restricted Payments” means (a) the declaration or payment of any dividend or other distribution, direct or indirect, on account of any Equity Interests of any Obligor, now or hereafter outstanding, together with any payment or distribution pursuant to a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (b) the making of any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of any Obligor or any direct or indirect parent of any Obligor, now or hereafter outstanding, (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of any Obligor, now or hereafter outstanding, (d) the return of any Equity Interests to any shareholders or other equity holders of any Obligor, or make any other distribution of property, assets, shares of Equity Interests, warrants, rights, options, obligations or securities thereto as such or (e) the payment of any management, consulting, monitoring, or advisory fees or any other fees or expenses (including the reimbursement thereof by any Obligor) pursuant to any management, consulting, monitoring, advisory or other services agreement to any of the shareholders or other equity holders of any Obligor or other Affiliates, or to any Affiliates of any Obligor (but not, for the avoidance of doubt, pursuant to any agreement that provides for the provision of services by an equity holder to the extent such agreement is permitted by Section 10.8).

“S&P” means S&P Global Ratings, a division of S&P Global Inc.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the United States and administered by OFAC, BIS or the U.S. Department of State, or any successor agency, and (b) the United Nations Security Council, the European Union as administered by any European Union member state, or the United Kingdom’s HM Treasury, or any sanctions authority of a jurisdiction where any Obligor and any Affiliate of an Obligor are located or doing business.

“SEC” means the Securities and Exchange Commission or any successor thereto.

“Secured Parties” means the Agents, the Purchasers and the holders of the Notes.

“Securities” or “Security” has the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Security Agreement” means the Security and Pledge Agreement, substantially in the form of Exhibit A, by and among the Obligors and the Collateral Agent, dated as of the date hereof and as amended, amended and restated, modified or supplemented from time to time.

“Security Documents” means the Security Agreement, the Trademark Security Agreement, the Copyright Security Agreement, the Patent Security Agreement, the Perfection Certificate, the Intercompany Subordination Agreement, the Control Agreements, Mortgage, any landlord waivers, any collateral access agreements, and each of the security agreements and other instruments and documents executed and delivered pursuant to any of the foregoing, the Collateral Requirement or Section 9.8.

“Solvent” or “Solvency” means, with respect to any Person (on a consolidated basis) on any date of determination, that on such date (i) the fair value of the assets (for the avoidance of doubt, calculated to include goodwill and other intangibles) of such Person, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person; (ii) the present fair saleable value of the property of such Person will be greater than the amount that will be required to pay the probable liabilities of such Person on its debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Person will be able to pay its debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) such Person will not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted following such date.

Schedule A-20
(to Note Purchase Agreement)

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association, joint venture, limited liability company or other business entity (i) of which securities or other ownership interests representing more than 50.0% of the equity or more than 50.0% of the ordinary voting power or more than 50.0% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held by the parent or (ii) where the parent otherwise Controls such corporation, partnership, association, joint venture, limited liability company or other business entity. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent.

“Substitute Purchaser” is defined in Section 21.

“Super-Majority Holders” means at any time the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“SVO” means the Securities Valuation Office of the NAIC.

“Taxes” means any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding.

“Test Period” means, at any date of determination, the most recently completed four (4) consecutive Test Quarters of the Parent ending on or prior to such date.

“Test Quarter” means each three-month period ending on a Quarterly Date.

“Trademark Security Agreement” means that certain trademark security agreement, by and among the Obligors and the Collateral Agent, dated as of the date hereof and as amended, amended and restated, modified or supplemented from time to time.

Schedule A-21
(to Note Purchase Agreement)

“Transactions” means, collectively, (a) the execution and delivery of the Note Documents, purchase and sale of the Notes hereunder and the use of the proceeds thereof, (b) the granting and perfection of security interests in connection with the transactions referred to in clause (a) above and (c) the payment of all fees and expenses due and payable on the Closing Date as expressly provided in the Note Documents in connection with the foregoing.

“True Up Date” is defined in Section 1.3(b).

“True-Up Fee” is defined in Section 1.3(b).

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided however that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“United States” or “U.S.” means the United States of America.

“U.S. Dollars” or “$” means the lawful currency of the United States.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“U.S.A. Patriot Act” means, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (signed into law on October 26, 2001).

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

[REMAINING SCHEDULES AND EXHIBITS TO BE SEPARATELY PROVIDED]

Schedule A-22
(to Note Purchase Agreement)

Exhibit 99.1

Blue Apron Announces $70.5 Million Planned Capital Infusion Through Debt and Equity Financings

●	RJB Partners commits to $40 million private placement at $12 per share; $20 million investment completed with additional $20 million investment expected in Q2 2022
●	Blue Apron President, CEO Linda Findley invests $500,000 in a private placement at $12 per share

●	Company plans to refinance debt with $30 million in partnership with Allianz Global Investors, extending debt maturity to 2027 and lower overall debt service obligations

New York –May 2, 2022 - Blue Apron (NYSE:APRN) announced today two significant capitalization events. The company plans to use the proceeds to pay off its existing term loan, and for general corporate purposes to stay focused on its long-term sustainable growth plan and to continue to execute on its turnaround strategies.

Blue Apron entered into agreements for (i) a new $40.0 million private placement investment by RJB Partners LLC, an affiliate of Joseph N. Sanberg, a long-time investor in the company and a leading investor in climate positive companies; and (ii) a $500,000 private placement investment by Blue Apron’s President and Chief Executive Officer Linda Findley. In connection therewith, the company is also planning to refinance its existing debt with $30.0 million of senior secured notes issued to clients of Allianz Global Investors—which will be used to pay off its current debt facility—and extend debt maturity to 2027. The debt with clients of Allianz Global Investors is subject to the entry into a definitive agreement and other closing conditions.

“I am pleased to be investing additional equity into a business that I believe has great potential from a strategic and purpose-driven perspective,” said Findley. “We also view this planned debt refinancing as a smart, strategic move during a time of rising interest rates. Upon closing the new debt, we expect to repay our existing debt, which will move our debt maturity five years out to 2027 and lower our overall debt service obligations, giving us the horizon to focus on executing our plans. The proceeds from the closed transactions and expected additional debt and equity fundings support our continued turnaround as we drive towards long-term sustainable and profitable growth.”

"Blue Apron's plan is focused on driving growth in a conscious way that speaks to consumers looking for values-aligned products and capitalizing on their brand that is ubiquitous with meal kits and recognized by a majority of Americans*,” said Sanberg. “I believe that their commitment to doing right by the planet and their customers through sustainable sourcing, packaging and a goal of net zero status is aligned with consumers and investors alike in driving a great business for the future. Linda and the team at Blue Apron have my continued support as they execute on their strategy."

Under the terms of the equity purchase agreements, on April 29, 2022, Long Live Bruce, LLC, an affiliate of Joseph N. Sanberg (which was assigned RJB Partners LLC’s rights to purchase the initial $20 million of Class A common stock) purchased 1,666,666 shares of Class A common stock and Findley purchased 41,666 shares of Class A common stock, in each case, at a purchase price of $12 per share. Under the purchase agreements, the company has agreed to provide each of RJB Partners LLC and Findley with certain customary registration rights with respect to the securities purchased in the private placements. The remaining $20.0 million investment from RJB Partners LLC, also to be made at $12 per share, is expected to close on May 30, 2022, subject to the completion of refinancing of the company’s outstanding debt and other customary closing conditions.

The securities sold in the private placements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. The company has agreed to file registration statements with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issued in the private placements on the earliest (i) within 30 days of the date requested by RJB Partners LLC or Findley, as applicable, and (iii) such other date as mutually agreed by Blue Apron and RJB Partners LLC, or Blue Apron and Findley, as applicable.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

*Based on a sample survey relating to aided brand awareness

About Blue Apron

Blue Apron’s vision is Better Living Through Better Food™. Launched in 2012, Blue Apron offers fresh, chef-designed recipes with responsibly sourced ingredients. Through its delicious recipes, the company empowers home cooks to embrace their culinary curiosity, challenge their abilities in the kitchen, and see what a difference cooking quality food can make in their lives. Blue Apron is a carbon-neutral meal-kit company, and is focused on promoting planetary and dietary wellness for everyone.

Forward-Looking Statements

This press release includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation: the company’s ability to satisfy the closing conditions for the $30 million proposed debt financing from and the remaining $20 million investment expected from RJB Partners LLC, in each case, as described in this press release, and to close both transactions on the expected terms and on the expected time frame, if at all; the company’s ability, including the timing and extent, to successfully execute its growth plan to drive long-term sustainability and profitability (including its ability to successfully increase marketing and technology improvements, among other things, on the planned timeline to enable it to meet expected outlook), cost-effectively attract new customers and retain existing customers (including its ability to sustain any increase in demand resulting from its growth plan and/or the COVID-19 (coronavirus) pandemic), and to continue to expand its direct-to-consumer product offerings and execute operational efficiency practices; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, long-term impacts of the COVID-19 pandemic on consumer behavior and the impact of inflation or other macroeconomic factors on consumer spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of ongoing nationwide labor shortages as a result of COVID-19 (including the emergence of new variants or subvariants of the virus) or otherwise; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, such as the need to cancel or shift customer orders, whether as a result of challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers; any supply chain or carrier interruptions or delays as a result of COVID-19 or otherwise; the company’s expectations regarding its expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain target margins and profitability; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of the COVID-19 pandemic or otherwise; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to achieve its environmental, sustainability and corporate governance goals (including its goal to remain carbon neutral and meet specified packaging goals) and to adopt its planned corporate governance reforms, in its anticipated timeframe or at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability, including the timing and extent, to sufficiently manage costs (including increases as a result of inflation) and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants and other terms under its current indebtedness and anticipated new indebtedness while continuing to support the execution of its growth plan; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Media

Muriel Lussier

Blue Apron

muriel.lussier@blueapron.com

Investor

Tip Fleming

Blue Apron

tip.fleming@blueapron.com

Exhibit 99.2

Blue Apron Announces Closing of $30 Million Debt Refinancing

Company Partners with Allianz Global Investors to Lower Overall Debt Service Obligations and Extend all Debt Maturity to 2027

New York, NY – May 5, 2022 – Blue Apron (NYSE: ARPN) announced today that it has entered into a note purchase agreement with Allianz Global Investors under which it issued an aggregate principal amount of $30.0 million of senior secured notes due 2027 on May 5, 2022. The net proceeds from the issuance of the senior secured notes were used, together with cash on hand, to repay the company’s prior senior secured term loan, which extends its debt maturity to 2027.

“We are pleased to have completed our debt refinancing, which strengthens our balance sheet and provides us with added financial flexibility,” said Randy Greben, Blue Apron’s Chief Financial Officer. “Our new debt comes with a lower interest rate, assuming we meet specified bond ratings, lower overall debt service obligations, including interest only payments for the first three years and no warrant coverage, and an extension of our debt maturity out to 2027. We are excited to partner with Allianz Global Investors and we believe this new financing gives us the horizon to focus on executing against our strategic growth initiatives.”

“We are excited to partner with Blue Apron and support their growth plan, as well as their packaging sustainability initiatives,” said John Thompson, Allianz Global Investors’ senior portfolio manager. The senior secured notes bear interest at a rate of 8.875% per annum, with a step up to 11.875% in the event the senior secured notes do not meet specified ratings requirements. The senior secured notes are interest only for the first three years after which the senior secured notes will amortize semi-annually in equal installments of $1,500,000 beginning December 31, 2025, with the remaining unpaid principal amount of the senior secured notes repayable on May 5, 2027.

The senior secured notes agreement contains two financial maintenance covenants: a minimum liquidity covenant initially set at $15.0 million with a possible step-up based on the company’s asset valuation (as defined in the senior secured notes agreement), and a covenant requiring the company to maintain a minimum asset coverage ratio.

The senior secured notes also contain covenants that restrict the company’s ability to, among other things, incur liens and indebtedness, sell assets, make dividends or other distributions, enter into transactions with affiliates, or make loans or investments, in each case, subject to certain exceptions. The company will have the option to make voluntary prepayments under the senior secured notes agreement beginning 18 months after the issuance date, subject to certain prepayment premiums and will be required to make offers to repurchase the senior secured notes at specified levels upon the happening of certain events.

For a complete description of the terms and covenants applicable to the senior secured notes, please refer to the full text, which will be filed on Form 8-K with the Securities and Exchange Commission. Union Square Advisors LLC served as financial advisor to the company in connection with the debt refinancing transaction.

About Blue Apron

Blue Apron’s vision is Better Living Through Better Food™. Launched in 2012, Blue Apron offers fresh, chef-designed recipes with responsibly sourced ingredients. Through its delicious recipes, the company empowers home cooks to embrace their culinary curiosity, challenge their abilities in the kitchen, and see what a difference cooking quality food can make in their lives. Blue Apron is a carbon-neutral meal-kit company, and is focused on promoting planetary and dietary wellness for everyone.

Forward-Looking Statements

This press release includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, the company’s ability, including the timing and extent, to successfully execute its growth plan to drive long-term sustainability and profitability (including its ability to successfully increase marketing and technology improvements, among other things, on the planned timeline to enable it to meet expected outlook), cost-effectively attract new customers and retain existing customers (including its ability to sustain any increase in demand resulting from its growth plan and/or the COVID-19 (coronavirus) pandemic), and to continue to expand its direct-to-consumer product offerings and execute operational efficiency practices; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, long-term impacts of the COVID-19 pandemic on consumer behavior and the impact of inflation or other macroeconomic factors on consumer spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of ongoing nationwide labor shortages as a result of COVID-19 (including the emergence of new variants or subvariants of the virus) or otherwise; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, such as the need to cancel or shift customer orders, whether as a result of challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers; any supply chain or carrier interruptions or delays as a result of COVID-19 or otherwise; the company’s expectations regarding its expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain target margins and profitability; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of the COVID-19 pandemic or otherwise; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to achieve its environmental, sustainability and corporate governance goals (including its goal to remain carbon neutral and meet specified packaging goals) and to adopt its planned corporate governance reforms, in its anticipated timeframe or at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability, including the timing and extent, to sufficiently manage costs (including increases as a result of inflation) and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants and other terms under its current indebtedness and anticipated new indebtedness while continuing to support the execution of its growth plan; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Media

Muriel Lussier

Blue Apron

muriel.lussier@blueapron.com

Investors

Tip Fleming

Blue Apron

tip.fleming@blueapron.com